             ANCHOR
             SERIES
             TRUST

                                                   ANNUAL
                                                   REPORT
                                                   DECEMBER 31, 1997

---------------------

                        DEAR ANCHOR SERIES TRUST INVESTOR:

                  We are pleased to present our annual report for the Anchor
                Series Trust, the underlying trust for the ICAP II Variable Annuity from Anchor National Life Insurance Company and First SunAmerica Life Insurance Company.

                  The following information from Wellington Management Company,
                LLP, the Subadviser for the Anchor Series Trust Portfolios, should give you some insight into the markets over the past twelve months and how conditions affected the performance of your underlying investments.

                        ECONOMIC OVERVIEW

                  1997 was another extremely strong year for U.S. markets. U.S.
                stocks outperformed U.S. bonds and both asset classes outperformed international stocks. The U.S. large-cap stock market, as measured by the S&P 500 Index, rose 33.4% in 1997. Small cap stocks, as represented by the Russell 2000 Index, were strong as well, albeit lagging their larger cap brethren, with a return of 22.4%. International equity returns were weak, returning 2.0% as measured by the Morgan Stanley All Country Free (ex-U.S.) Index. On the fixed-income side, U.S. bonds were also strong, as interest rates twelve months and longer fell during the year. The bell-weather Lehman Aggregate Index returned 9.7%, and the Lehman High Yield Index returned 12.8%. Global bonds, as represented by the Salomon Brothers World Government Bond Hedged Index returned 10.6% for the year.

                        THREE YEARS OF 20+% RETURNS

                  Market historians will remember the three-year stretch from
                1995 to 1997 as a period of almost uninterrupted appreciation in U.S. stock prices -- an unprecedented three straight years of 20+% returns. As always, it is impossible to predict the next turn of events in the stock markets. However, the information listed below helps set the stage for the economic conditions and countervailing forces at work around the world.

                        WHAT'S NEXT?

                  The U.S. economy provided real gross domestic product growth of 3.7% in 1997. The economy was fueled in part by low interest rates and contained inflation (2.3% CPI) during the year. Going forward, economic and financial turmoil in Asia have caused us to lower growth expectations for the U.S. economy in 1998. Real Gross Domestic Product (GDP) is now estimated to grow 2.3% on average in the year ahead. Sharply reduced exports to Asia are expected. In addition, the rising U.S. dollar exchange rate will allow lower prices for imported products, bringing market share loss to import-competing industries. The trade deficit therefore is likely to deteriorate substantially as a result of these cross currents. However, an extremely competitive pricing environment will likely produce declines in inflation, benefiting consumers. Slower global growth, a strong U.S. dollar, intense pricing pressure and some inevitable upward movement in wage rates will make it a more difficult year for corporate profits in 1998. We estimate S&P 500 operating earnings to grow 2.0% in 1998. This represents a substantial deceleration from an expected 11% rise in 1997. This earnings estimate is substantially below consensus view, but one that we hold with conviction. As a result, during the first part of 1998 we should expect a steady stream of earnings estimate reductions by analysts. Two powerful countervailing forces are at work in the U.S. stock market: Valuations are historically high and the profit outlook has deteriorated. However, lower

                                                           ---------------------

---------------------

                long-term interest rates and stable-to-declining short-term rates will continue to provide some positive support to stocks in 1998.

                        WILL INTEREST RATES CONTINUE TO SUPPORT STOCK AND BOND
                MARKETS?

                  We believe the Federal Reserve will remain on the sidelines through much of 1998. Slower U.S. economic growth, a strong U.S. dollar and falling inflation rates will likely eliminate the need for (and speculation about) Fed tightening. As a consequence of the economic landscape that we expect to unfold, the next Fed move will be to lower short-term interest rates rather than raise them. However, we would stress that the Fed will be a reluctant participant in any easing of monetary conditions due to tight U.S. labor markets -- so such a move will come later, rather than sooner.

                        HOW FAR WILL THE ASIAN CONTAGION SPREAD?

                  During the second half of 1997, international equity markets were characterized by extreme volatility. Turmoil in Asia was the major cause of this market volatility. The hardest hit were the emerging markets of Asia, with South Korea, Malaysia, Indonesia and Thailand falling between 67% and 77% in U.S. dollar terms for the year, as measured by the Morgan Stanley Index returns for these countries. Japan experienced market declines as well, falling 23.5% in U.S. dollar terms for the year as represented by the Morgan Stanley Index. Europe and Latin America were among the strongest geographic regions outside the U.S. in terms of equity returns in 1997, returning 24.8% and 31.6% respectively. Among the major economies, Europe will be less affected by Asia's turmoil. Early in May, the entrants to European Monetary Union (EMU) will be named. We expect 11 of the 15 European Union members to join. Short-term interest rate convergence will require big declines in Italian and Spanish rates but small rises in German and French rates. Continental Europe's export and investment-led growth should trim unemployment. As 1998 unfolds, budget cutting drives should moderate. Low inflation should prevail. In 1998, our forecast of Europe's 2.7% real GDP growth will outpace the U.S. economic growth rate for the first time in several years. Continental Europe is the only major region which we believe will grow faster in 1998 than in 1997.

                        ANCHOR SERIES TRUST PORTFOLIOS

                  Within this context, the twelve Anchor Series Trust Portfolios provided investors with the following returns.

                        20+% ABSOLUTE RETURNS AND RELATIVE OUTPERFORMANCE

                  The Growth, Growth and Income, Capital Appreciation and
                Multi-Asset Portfolios all outperformed their respective competitive groups in 1997 and provided 20+% returns for the year. The Growth Portfolio returned 30.4%, some 500 basis points (5.0%) ahead of its respective Lipper competitive group of similar variable annuity underlying funds, while lagging the large cap S&P 500 Index for the year. The Growth and Income Portfolio returned 28.8%, 160 basis points ahead of the Lipper Variable Annuity Underlying Fund Growth and Income average. The Capital Appreciation Portfolio returned 25.4% in 1997, a 400 basis point premium to its competitive group and 300 basis points ahead of the Russell 2000 Small Cap Index. Finally, even the high quality, U.S. balanced-oriented

---------------------

---------------------

                Multi-Asset Portfolio surpassed the 20% return hurdle for 1997, returning 21.1% for the year -- a solid premium to the 18.9% return of its Lipper competitive group average.

                        DOUBLE DIGIT (AND HIGH SINGLE DIGIT), CONSISTENT ASSET
                CLASS RETURNS

                  The more aggressive, global balanced-oriented Strategic
                Multi-Asset Portfolio returned 14.3% in 1997, a 270 basis point premium over its Lipper competitive group average of 11.6%. The High Yield Portfolio returned 11.4% for 1997, a slight underperformance to the Lehman High Yield Index which before expenses returned 12.8%, and a more significant shortfall to its competitive group which returned 13.4%. The Government and Quality Bond Portfolio returned 9.5%, a solid premium over the Lipper competitive group average of 8.8% and in line with the Lehman bond indices. The Fixed Income Portfolio returned 9.4% for the year, also in line with the Lehman bond indices.

                        SHORT-TERM INVESTMENTS

                  Both the Target '98 and Money Market Portfolios slightly
                exceed a 5% return for the year (5.17% and 5.07% respectively). The Target '98 Portfolio is due to terminate on November 15, 1998 and shareholders have received separate communications regarding this event.

                        TWO PORTFOLIOS IN TRANSITION

                  On an absolute and relative basis, two portfolios provided disappointing returns to investors in 1997. The Foreign Securities Portfolio returned -1.0% within a market environment which provided a 2.0% return, as measured by the Morgan Stanley All Country Free (ex U.S.) Index, and a Lipper competitive group which returned 5.2%. The two major causes of this shortfall were
                (1) the portfolio's exposure to Japan and Southeast Asian securities, and (2) a slight mid cap bias during a period when large cap stocks were favored. Wellington Management has addressed these issues, both in terms of portfolio management resources and the portfolio's investment strategy going forward. The Natural Resources Portfolio was slightly behind its Lipper competitive group with a 60 basis point underperformance. The absolute returns, however, were disappointing with a -8.6% return for the year. The negative returns in this portfolio were a function of the price of the underlying commodities (gold, oil, base metals such as copper and aluminum) collapsing. Investors should not lose sight of the fact that even with 1997's disappointing returns, this portfolio has provided investors an 11% return annually over the past five years. Importantly, we strongly believe that these commodity price levels are unsustainable over the next several years, and for investors with long-term investment horizons, this is a buying opportunity.

                        1998 OUTLOOK

                  During the latter part of 1997, the Southeast Asian currency crisis became an East Asian economic crisis with global impact. As a result, in the rest of the world, slower growth, lower inflation and lower profits are likely to prevail. In Asia, the countries in crisis will have little growth, or even shrinkages, and higher inflation. Against this background, we expect structural reforms to unfold there. We see privatizations of state-owned firms and de-regulation, which ultimately strengthens economies. In the U.S., we expect stable to declining interest rates and low inflation to provide some

                                                           ---------------------

---------------------

                balance to concerns over lower corporate profit growth, a strong U.S. dollar and increased price competition. As mentioned before, continental Europe is the one geographic region where we anticipate 1998 economic growth to surpass 1997 economic growth. Now, more than ever, long-term investors should look closely at the allocation of their assets among the major asset classes to determine if they are meeting their long-term investment plan, and periodically meet with their financial representative.

                  Although many of the major financial markets experienced
                another positive year in 1997, we are optimistic about the prospects for further positive returns in 1998. While future results may be less robust, and uncertain, the expectation is for many interesting investment opportunities to be uncovered in the various markets represented within the Anchor Series Trust Portfolios through fundamental, proprietary research. We remain committed to helping you achieve your long-term goals by striving to uncover promising investment opportunities as they arise.

                  That concludes the overview from Wellington Management
                Company, LLP. We look forward to reporting to you once again in six month's time and appreciate the confidence you place in us with your investment assets.

                Sincerely,

                /s/ ELI BROAD
                -------------------------------
                Eli Broad
                Chairman and Chief Executive Officer,
                Anchor National Life Insurance Company
                First SunAmerica Life Insurance Company

                February 23, 1998

                -------------------------------

                Note: All performance figures quoted are for the Anchor Series Trust. They do not reflect fees and charges associated with the variable annuity. Past performance is no guarantee of future results.

                Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments in non-U.S. stocks and bonds are subject to additional risks, including fluctuations, political and social instability, differing securities regulations and accounting standards and limited public information. High-yield bonds tend to be subject to greater price swings than higher-rated bonds and, of course, payment of interest and principal is not assured. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Investments in securities related to gold or other precious metals and minerals are considered speculative and are impacted by a host of worldwide economic, financial and political factors. Money market instruments generally offer stability and income, but an investment in these securities is not guaranteed by the U.S. government or any other entity. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

---------------------

---------------------

    ANCHOR SERIES TRUST
    MONEY MARKET PORTFOLIO             INVESTMENT PORTFOLIO -- DECEMBER 31, 1997

                                                                                              PRINCIPAL
                    SHORT-TERM SECURITIES -- 100.5%                                            AMOUNT          VALUE
                    ----------------------------------------------------------------------------------------------------
                    BANK NOTES -- 14.3%
                    Bank of Nova Scotia 5.83% due 10/02/98................................   $ 2,000,000    $ 1,997,512
                    Bankers Trust Co. 6.01% due 12/10/98..................................     2,000,000      2,000,180
                    Chase Manhattan Bank 5.75% due 2/11/98................................     2,000,000      2,000,000
                    International Nederlanden Bank 5.84% due 3/09/98......................     2,000,000      2,000,073
                    Regions Bank 5.82% due 4/17/98........................................     2,000,000      2,000,102
                                                                                                            -----------
                    TOTAL BANK NOTES (cost $9,997,867)....................................                    9,997,867
                                                                                                            -----------
                    COMMERCIAL PAPER -- 63.9%
                    American General Finance Corp. 5.60% due 2/25/98......................     2,000,000      1,982,889
                    Archer Daniels Midland Co. 5.69% due 2/26/98..........................     2,300,000      2,279,643
                    Associates Corp. of North America 5.58% due 2/24/98...................     2,000,000      1,983,260
                    BCI Funding Corp. 5.73% due 2/25/98...................................     2,300,000      2,279,865
                    Beneficial Corp. 5.58% due 2/24/98....................................     2,000,000      1,983,260
                    Chevron Transport Corp. 5.70% due 2/13/98.............................     2,500,000      2,482,979
                    Eureka Securitization Inc. 5.75% due 3/10/98..........................     2,000,000      1,978,278
                    FINA Oil & Chemical Co. 5.75% due 3/26/98.............................     2,500,000      2,466,458
                    Ford Motor Credit Europe PLC 5.68% due 2/26/98........................     2,500,000      2,477,911
                    General Motors Acceptance Corp. 5.71% due 2/25/98.....................     2,500,000      2,478,191
                    Government Development Bank for Puerto Rico 5.70% due 2/09/98.........     2,000,000      1,987,650
                    Montana Blanc Capital Corp. 5.85% due 2/25/98.........................     2,500,000      2,477,656
                    Morgan (J.P.) & Co., Inc. 5.70% due 4/15/98...........................     2,500,000      2,458,833
                    Morgan Stanley Group, Inc. 5.78% due 2/17/98..........................     2,500,000      2,481,135
                    Nationsbank Corp. 5.67% due 3/20/98...................................     2,500,000      2,469,288
                    New York Life Capital Corp. 5.68% due 2/27/98.........................     1,300,000      1,288,309
                    Prudential Funding Corp. 5.55% due 1/20/98............................     2,000,000      1,994,142
                    Sears Roebuck Acceptance Corp. 5.62% due 2/25/98......................     2,400,000      2,379,393
                    Svenska Handelsbanken 5.54% due 1/12/98...............................     2,200,000      2,196,276
                    Texaco, Inc. 5.75% due 3/13/98........................................     2,500,000      2,471,649
                                                                                                            -----------
                    TOTAL COMMERCIAL PAPER (cost $44,597,065).............................                   44,597,065
                                                                                                            -----------
                    CORPORATE SHORT-TERM NOTES -- 7.2%
                    Bank of America National Association 5.65% due 1/16/98(1).............     3,000,000      2,999,582
                    Peoples Security Life Insurance Co. 5.88% due 2/01/98(1)..............     2,000,000      2,000,000
                                                                                                            -----------
                    TOTAL CORPORATE SHORT-TERM NOTES (cost $4,999,582)....................                    4,999,582
                                                                                                            -----------
                    U.S. GOVERNMENT & AGENCIES -- 14.3%
                    Student Loan Marketing Association 5.62% due 1/20/98(1)
                      (cost $10,000,000)..................................................    10,000,000     10,000,000
                                                                                                            -----------
                    TOTAL SHORT-TERM SECURITIES (cost $69,594,514)........................                   69,594,514
                                                                                                            -----------

                                                           ---------------------

                                                                                              PRINCIPAL
                     REPURCHASE AGREEMENT -- 0.8%                                              AMOUNT          VALUE
                    ----------------------------------------------------------------------------------------------------
                    Joint Repurchase Agreement Account (Note 3)
                      (cost $540,000).....................................................   $   540,000    $   540,000
                                                                                                            -----------
                    TOTAL INVESTMENTS -- (cost $70,134,514)                         100.5%                   70,134,514
                    Liabilities in excess of other assets --                         (0.5)                     (330,333)
                                                                                    ------                  -----------
                    NET ASSETS --                                                   100.0%                  $69,804,181
                                                                                    ======                  ===========


              -----------------------------
              (1) Variable rate security -- the rate reflected is as of December
                  31, 1997; maturity date reflects next reset date

              See Notes to Financial Statements

---------------------

---------------------

    ANCHOR SERIES TRUST
    FIXED INCOME PORTFOLIO             INVESTMENT PORTFOLIO -- DECEMBER 31, 1997

                                                                                              PRINCIPAL
                    BONDS & NOTES -- 98.2%                                                      AMOUNT         VALUE
                    ----------------------------------------------------------------------------------------------------
                    AEROSPACE & MILITARY TECHNOLOGY -- 0.3%
                    Argo-Tech Corp. 8.63% 2007*............................................   $   30,000    $    29,925
                    K & F Industries, Inc. 9.25% 2007*.....................................        5,000          5,125
                    Moog, Inc., Class B 10.00% 2006........................................       25,000         27,500
                                                                                                            ------------
                                                                                                                 62,550
                                                                                                            ------------
                    AUTOMOTIVE -- 0.4%
                    Hayes Wheels International, Inc. 11.00% 2006...........................       25,000         27,875
                    Johnstown America Industries, Inc. 11.75% 2005.........................       30,000         32,925
                    Key Plastics, Inc., Class B 10.25% 2007................................       15,000         15,900
                                                                                                            ------------
                                                                                                                 76,700
                                                                                                            ------------
                    CABLE -- 1.2%
                    Lenfest Communications, Inc. 8.38% 2005................................       25,000         25,688
                    Rifkin Acquisitions Partners L.P. 11.13% 2006..........................       25,000         27,437
                    Tele-Communications, Inc. 9.25% 2002...................................      150,000        164,650
                                                                                                            ------------
                                                                                                                217,775
                                                                                                            ------------
                    CHEMICALS -- 0.4%
                    Huntsman Corp. 9.50% 2007*.............................................       15,000         15,750
                    Pioneer Americas Acquisition Corp., Class B 9.25% 2007.................       20,000         20,000
                    Sovereign Specialty Chemicals, Inc. 9.50% 2007*........................        5,000          5,138
                    Texas Petrochemicals Corp. 11.13% 2006.................................       25,000         27,000
                                                                                                            ------------
                                                                                                                 67,888
                                                                                                            ------------
                    COMMUNICATIONS & MEDIA -- 3.1%
                    Benedek Communications Corp. zero coupon 2006 (1)......................       35,000         26,250
                    Chancellor Radio Broadcasting Co. 8.13% 2007*..........................       25,000         24,500
                    EchoStar DBS Corp. 12.50% 2002.........................................       25,000         27,312
                    Granite Broadcasting Corp. 10.38% 2005.................................       25,000         26,188
                    Jacor Communications Co. 8.75% 2007....................................       10,000         10,250
                    MobileMedia Corp. 9.38% 2007+(3).......................................       50,000          5,750
                    News America Holdings, Inc. 9.25% 2013.................................      300,000        357,327
                    Nextel Communications, Inc. zero coupon 2007*(1).......................       60,000         36,825
                    Plitt Theaters, Inc. 10.88% 2004.......................................       15,000         16,219
                    Sullivan Graphics, Inc. 12.75% 2005....................................       20,000         20,200
                    Young Broadcasting, Inc. 9.00% 2006....................................       25,000         25,000
                                                                                                            ------------
                                                                                                                575,821
                                                                                                            ------------
                    CONSUMER DISCRETIONARY -- 2.0%
                    Collins & Aikman Corp. 11.50% 2006.....................................       25,000         28,094
                    Ford Motor Co. 9.00% 2001..............................................      250,000        272,293
                    LDM Technologies, Inc., Class B 10.75% 2007............................       20,000         21,700
                    Pillowtex Corp. 9.00% 2007*............................................        5,000          5,106
                    Standard Pacific Corp. 8.50% 2007......................................       15,000         14,981
                    Walbro Corp. 9.88% 2005*...............................................       20,000         20,300
                                                                                                            ------------
                                                                                                                362,474
                                                                                                            ------------
                    CONSUMER STAPLES -- 0.2%
                    Revlon Worldwide Parent Ciro, Class B zero coupon 2001.................       40,000         27,900
                                                                                                            ------------

                                                           ---------------------

                                                                                              PRINCIPAL
                    BONDS & NOTES (continued)                                                   AMOUNT         VALUE
                    ----------------------------------------------------------------------------------------------------
                    ENERGY -- 1.9%
                    Cross Timbers Oil Co., Class B 9.25% 2007..............................   $   30,000    $    31,200
                    Energy Corp. America, Class A 9.50% 2007...............................       20,000         20,000
                    Newfield Exploration Co. 7.45% 2007*...................................       35,000         35,514
                    Petroleos Mexicanos 8.85% 2007.........................................       40,000         39,627
                    Plains Resources, Inc., Class B 10.25% 2006............................       50,000         53,875
                    YPF Sociedad Anonima 8.00% 2004........................................      160,000        165,227
                                                                                                            ------------
                                                                                                                345,443
                                                                                                            ------------
                    FINANCE -- 20.0%
                    Abbey National First Capital 8.20% 2004................................      250,000        273,482
                    Amerus Capital I 8.85% 2027............................................      150,000        159,921
                    Banponce Financial Corp. 6.75% 2001....................................      300,000        302,901
                    Credit National 7.00% 2005.............................................      190,000        189,525
                    Dime Capital Trust I, Series A 9.33% 2027..............................      150,000        169,674
                    Export-Import Bank Korea 6.38% 2006....................................      250,000        178,390
                    Japan Finance Corp. Municipal Enterprises 9.13% 2000...................      400,000        430,084
                    KFW International Finance, Inc. 9.13% 2001.............................      400,000        436,032
                    Ohio National Life Insurance Co. 8.50% 2026*...........................      200,000        223,548
                    Pindo Deli Finance Mauritius Ltd. 10.75% 2007*.........................       10,000          8,575
                    Security Benefit Life Co. 8.75% 2016*..................................      200,000        224,572
                    Sun Canada Financial Co. 7.25% 2015*...................................      300,000        315,255
                    Tembec Finance Corp. 9.88% 2005........................................       30,000         30,600
                    United States Bancorp Oregon 7.50% 2026................................      400,000        432,440
                    US West Capital Funding, Inc. 6.95% 2037...............................      250,000        257,518
                    Western Financial Savings Bank 8.88% 2007..............................       25,000         24,125
                                                                                                            ------------
                                                                                                              3,656,642
                                                                                                            ------------
                    FOOD & LODGING -- 0.1%
                    Del Monte Foods Co. zero coupon 2007*(1)...............................       25,000         14,406
                                                                                                            ------------
                    GAMING -- 0.4%
                    Argosy Gaming Co. 13.25% 2004..........................................       20,000         20,900
                    Hollywood Casino, Inc. 12.75% 2003.....................................       25,000         26,812
                    Riviera Holdings Corp. 10.00% 2004*....................................       25,000         24,813
                                                                                                            ------------
                                                                                                                 72,525
                                                                                                            ------------
                    HEALTHCARE -- 3.1%
                    Allegiance Corp. 7.00% 2026............................................      350,000        361,287
                    Owens & Minor, Inc. 10.88% 2006........................................       50,000         55,500
                    Tenet Healthcare Corp. 7.88% 2003......................................      120,000        121,500
                    Vencor, Inc. 8.63% 2007................................................       30,000         29,925
                                                                                                            ------------
                                                                                                                568,212
                                                                                                            ------------
                    INDUSTRIAL & COMMERCIAL -- 6.2%
                    Cincinnati Milacron, Inc. 7.88% 2000...................................      150,000        153,570
                    Clark Schwebel, Inc. 10.50% 2006.......................................       10,000         10,863
                    Columbia University Trustees 8.62% 2001................................      500,000        537,020
                    Comcast Cable Communications 8.50% 2027................................      150,000        176,229
                    Elgin National Industries, Inc. 11.00% 2007*...........................       20,000         20,700
                    International Wire Group, Inc., Class B 11.75% 2005....................       15,000         16,387
                    Neenah Corp., Class B 11.13% 2007......................................       10,000         10,975
                    Park Ohio Industries, Inc. 9.25% 2007*.................................       20,000         20,300
                    Petroliam Nasional Bhd 7.13% 2005*.....................................      200,000        190,760
                    Scotsman Group, Inc. 8.63% 2007........................................        5,000          5,019
                                                                                                            ------------
                                                                                                              1,141,823
                                                                                                            ------------

---------------------

                                                                                              PRINCIPAL
                    BONDS & NOTES (continued)                                                   AMOUNT         VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY -- 0.4%
                    Advanced Micro Devices, Inc. 11.00% 2003...............................   $   25,000    $    26,750
                    Concentric Network Corp. Delaware 12.75% 2007*.........................        5,000          5,137
                    Decision Holdings Corp. zero coupon 2008(1)............................       10,000          6,500
                    Fairchild Semiconductor Corp. 10.13% 2007..............................       25,000         26,250
                    Iron Mountain, Inc. 8.75% 2009*........................................       10,000         10,250
                                                                                                            ------------
                                                                                                                 74,887
                                                                                                            ------------
                    METALS & MINERALS -- 0.3%
                    A.K. Steel Corp. 9.13% 2006............................................       15,000         15,338
                    Acindar Industria Argentina de Aceros SA 11.25% 2004...................       10,000          9,825
                    Hylsa SA de CV 9.25% 2007*.............................................       25,000         24,937
                                                                                                            ------------
                                                                                                                 50,100
                                                                                                            ------------
                    NON-U.S. GOVERNMENT OBLIGATIONS -- 2.7%
                    Republic of Argentina 11.00% 2006......................................      230,000        247,250
                    Republic of Columbia 7.25% 2004........................................      180,000        171,450
                    Republic of Lithuania 7.13% 2002*(2)...................................       70,000         66,325
                                                                                                            ------------
                                                                                                                485,025
                                                                                                            ------------
                    PAPER PRODUCTS -- 0.3%
                    Grupo International Durango SA de CV 12.63% 2003.......................       25,000         27,938
                    Repap New Brunswick, Inc. 10.63% 2005..................................       25,000         23,750
                    Silgan Holdings Corp. 9.00% 2009.......................................       10,000         10,225
                                                                                                            ------------
                                                                                                                 61,913
                                                                                                            ------------
                    RETAIL -- 1.3%
                    Guitar Center Management Co., Inc. 11.00% 2006.........................       17,000         18,721
                    J Crew Group, Inc. zero coupon 2008*(1)................................       15,000          7,013
                    Penney (J.C.) Co., Inc. 7.40% 2037.....................................      200,000        219,110
                                                                                                            ------------
                                                                                                                244,844
                                                                                                            ------------
                    TELECOMMUNICATIONS -- 1.1%
                    Clearnet Communications, Inc. zero coupon 2005(1)......................       25,000         19,844
                    Esprit Telecommunications Group PLC 11.50% 2007........................        5,000          5,138
                    GCI, Inc. 9.75% 2007...................................................       25,000         25,937
                    Globalstar L.P. 10.75% 2004*...........................................       35,000         34,300
                    GST Telecommunications, Inc. 12.75% 2007...............................       20,000         20,800
                    Intermedia Communications, Inc. 8.88% 2007*............................       25,000         25,687
                    Iridium Capital Corp., Class C 11.25% 2005*............................       35,000         34,475
                    Teleport Communications Group zero coupon 2007(1)......................       40,000         32,600
                                                                                                            ------------
                                                                                                                198,781
                                                                                                            ------------
                    U.S. GOVERNMENT & AGENCIES -- 46.8%
                    Federal Home Loan Mortgage Corp. 6.00% 2003............................      480,173        475,362
                    Federal Home Loan Participation 11.00% 2000............................        5,286          5,650
                    Government National Mortgage Association 7.00% 2012 - 2023.............      971,616        986,128
                    Government National Mortgage Association 7.50% 2022 - 2023.............      759,048        779,845
                    Government National Mortgage Association 10.00% 2000...................       18,571         19,116
                    Government National Mortgage Association 11.25% 1998...................        1,400          1,418
                    Government National Mortgage Association 13.25% 1999...................        1,053          1,112
                    United States Treasury Bonds 10.75% 2003...............................      520,000        633,589
                    United States Treasury Bonds 11.88% 2003...............................      980,000      1,274,764
                    United States Treasury Bonds 12.00% 2013...............................    2,985,000      4,398,218
                                                                                                            ------------
                                                                                                              8,575,202
                                                                                                            ------------

                                                           ---------------------

                                                                                              PRINCIPAL
                    BONDS & NOTES (continued)                                                   AMOUNT         VALUE
                    ----------------------------------------------------------------------------------------------------
                    UTILITIES -- 6.0%
                    Cleveland Electric Illuminating Co. 7.19% 2000.........................   $  160,000    $   162,370
                    Niagara Mohawk Power Corp. 5.88% 2002..................................      750,000        735,820
                    WorldCom, Inc. 7.55% 2004..............................................      200,000        209,438
                                                                                                            ------------
                                                                                                              1,107,628
                                                                                                            ------------
                    TOTAL BONDS & NOTES (cost $17,652,621).................................                  17,988,539
                                                                                                            ------------
                    PREFERRED STOCK -- 0.2%                                                     SHARES
                    ----------------------------------------------------------------------------------------------------
                    INDUSTRIAL & COMMERCIAL -- 0.2%
                    Fairfield Manufacturing, Inc. 11.25%(2)(4)
                      (cost $25,875).......................................................           25         26,750
                                                                                                            ------------
                    TOTAL INVESTMENTS -- (cost $17,678,496)                98.4%                             18,015,289
                    Other assets less liabilities --                         1.6                                299,933
                                                                          ------                            ------------
                    NET ASSETS --                                         100.0%                            $18,315,222
                                                                          ======                            =============


              -----------------------------
               +  Non-income producing securities
               *  Resale restricted to qualified institutional buyers
              (1) Represents a zero-coupon bond which will convert to an interest-bearing security at a later date
              (2) Fair valued security; see Note 2
              (3) Issuer of the security has filed for bankruptcy and interest payments are in default
              (4) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash

              See Notes to Financial Statements

---------------------

---------------------

    ANCHOR SERIES TRUST
    GOVERNMENT & QUALITY BOND
    PORTFOLIO                          INVESTMENT PORTFOLIO -- DECEMBER 31, 1997

                                                                                             PRINCIPAL
                    BONDS & NOTES -- 94.9%                                                    AMOUNT           VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE -- 13.7%
                    Asset Securitization Corp. 7.49% 2027................................   $ 5,000,000    $  5,346,094
                    CS First Boston Corp. 7.24% 2029(1)..................................     5,000,000       5,235,156
                    General Electric Capital Corp. 7.50% 2035............................     5,000,000       5,579,400
                    General Reinsurance Corp. 9.00% 2009.................................     5,000,000       5,991,500
                    Morgan (J.P.) & Co., Inc. 6.25% 2005.................................     5,000,000       4,931,900
                    Stanford University 6.88% 2024.......................................     5,000,000       5,001,050
                                                                                                           -------------
                                                                                                             32,085,100
                                                                                                           -------------
                    INDUSTRIAL & COMMERCIAL -- 2.5%
                    Postal Square L.P. 8.95% 2022........................................     4,758,950       5,867,690
                                                                                                           -------------
                    INFORMATION & ENTERTAINMENT -- 1.9%
                    McDonald's Corp. 7.05% 2025..........................................     4,370,000       4,506,314
                                                                                                           -------------
                    NON-U.S. GOVERNMENT OBLIGATIONS -- 1.3%
                    British Columbia Province Canada 6.50% 2026..........................     3,125,000       3,134,531
                                                                                                           -------------
                    RETAIL -- 2.2%
                    Wal-Mart Stores, Inc. 6.75% 2023.....................................     5,000,000       5,050,650
                                                                                                           -------------
                    TRANSPORTATION -- 2.6%
                    United Parcel Service of America, Inc. 8.38% 2020....................     5,000,000       6,076,050
                                                                                                           -------------
                    U.S. GOVERNMENT & AGENCIES -- 68.2%
                    Federal Home Loan Mortgage Corp. 6.00% 2008 - 2011...................     8,365,946       8,280,370
                    Federal Home Loan Mortgage Corp. 6.50% 2011..........................    12,228,154      12,300,667
                    Federal Home Loan Mortgage Corp. 7.00% 2010 - 2011...................    16,704,635      17,010,134
                    Federal Home Loan Mortgage Corp. 14.75% 2010.........................       127,845         154,053
                    Federal National Mortgage Association 7.00% 2010 - 2011..............     5,836,296       5,934,145
                    Government National Mortgage Association 6.50% 2023..................     7,854,860       7,773,798
                    Government National Mortgage Association 7.00% 2009 - 2012...........     9,188,441       9,372,125
                    Government National Mortgage Association 10.00% 2013 - 2017..........     2,085,713       2,300,425
                    Government National Mortgage Association 11.50% 2014.................        17,233          19,694
                    Government National Mortgage Association 12.00% 1999 - 2016..........        80,574          86,658
                    Government National Mortgage Association 12.75% 2014.................        78,711          90,148
                    Government National Mortgage Association 13.25% 1999 - 2014..........        19,440          22,121
                    Government National Mortgage Association 13.50% 2014.................         8,360          10,089
                    Government National Mortgage Association 13.75% 2014.................         1,407           1,611
                    United States Treasury Bonds 7.63% 2022..............................    30,000,000      36,121,800
                    United States Treasury Notes 5.88% 1998..............................    31,000,000      31,038,750
                    United States Treasury Notes 6.25% 2002..............................    29,000,000      29,575,360
                                                                                                           -------------
                                                                                                            160,091,948
                                                                                                           -------------

                                                           ---------------------

                                                                                             PRINCIPAL
                    BONDS & NOTES (continued)                                                 AMOUNT           VALUE
                    ----------------------------------------------------------------------------------------------------
                    UTILITIES -- 2.5%
                    Hydro Quebec Electric 8.40% 2022.....................................   $ 5,000,000    $  5,889,600
                                                                                                           -------------
                    TOTAL INVESTMENT SECURITIES (cost $216,829,085)......................                   222,701,883
                                                                                                           -------------

                    REPURCHASE AGREEMENT -- 4.2%
                    ----------------------------------------------------------------------------------------------------
                    Joint Repurchase Agreement Account (Note 3) (cost $9,760,000)........     9,760,000       9,760,000
                                                                                                           -------------
                    TOTAL INVESTMENTS -- (cost $226,589,085)        99.1%                                   232,461,883
                    Other assets less liabilities --                 0.9                                      2,161,064
                                                                   ------                                  -------------
                    NET ASSETS --                                  100.0%                                  $234,622,947
                                                                   ======                                  =============

              -----------------------------

              (1) Fair valued security; see Note 2

              See Notes to Financial Statements

---------------------

---------------------

    ANCHOR SERIES TRUST
    HIGH YIELD PORTFOLIO               INVESTMENT PORTFOLIO -- DECEMBER 31, 1997

                                                                                              PRINCIPAL
                    BONDS & NOTES -- 91.8%                                                     AMOUNT         VALUE
                    ----------------------------------------------------------------------------------------------------
                    AEROSPACE & MILITARY TECHNOLOGY -- 3.4%
                    Argo-Tech Corp. 8.63% 2007*............................................   $  500,000    $   498,750
                    K & F Industries, Inc. 9.25% 2007*.....................................      150,000        153,750
                    Moog, Inc., Class B 10.00% 2006........................................      655,000        720,500
                                                                                                            ------------
                                                                                                              1,373,000
                                                                                                            ------------
                    AUTOMOTIVE -- 4.0%
                    Federal Mogul Corp. 8.80% 2007.........................................      250,000        267,388
                    Hayes Wheels International, Inc. 11.00% 2006...........................      135,000        150,525
                    Johnstown America Industries, Inc. 11.75% 2005.........................      500,000        548,750
                    Key Plastics, Inc., Class B 10.25% 2007................................      350,000        371,000
                    Lear Corp. 9.50% 2006..................................................      250,000        275,000
                                                                                                            ------------
                                                                                                              1,612,663
                                                                                                            ------------
                    CABLE -- 3.1%
                    Cablevision Systems Corp. 8.13% 2009...................................      150,000        154,500
                    Cablevision Systems Corp. 9.25% 2005...................................      350,000        371,000
                    Frontiervision Holding L.P. zero coupon 2007(1)........................      270,000        199,800
                    Marcus Cable Operating Co. L.P. zero coupon 2004(1)....................      150,000        138,750
                    Rifkin Acquisitions Partners L.P. 11.13% 2006..........................      350,000        384,125
                                                                                                            ------------
                                                                                                              1,248,175
                                                                                                            ------------
                    CHEMICALS -- 5.7%
                    Acetex Corp. 9.75% 2003................................................      350,000        362,250
                    Agriculture Minerals & Chemicals 10.75% 2003...........................      150,000        161,625
                    Buckeye Cellulose Corp. 8.50% 2005.....................................      250,000        255,625
                    Huntsman Corp. 9.50% 2007*.............................................      150,000        157,500
                    Huntsman Polymers Corp. 11.75% 2004....................................      250,000        280,313
                    PCI Chemical Canada, Inc. 9.25% 2007*..................................       60,000         59,925
                    Pioneer Americas Acquisition Corp., Class B 9.25% 2007.................      250,000        250,000
                    Sovereign Specialty Chemicals, Inc. 9.50% 2007*........................      495,000        508,612
                    Texas Petrochemicals Corp. 11.13% 2006.................................      250,000        270,000
                                                                                                            ------------
                                                                                                              2,305,850
                                                                                                            ------------
                    COMMUNICATIONS & MEDIA -- 7.0%
                    Big Flower Press Holdings 8.88% 2007...................................      125,000        124,375
                    Big Flower Press Holdings 8.88% 2007*..................................      225,000        226,688
                    Chancellor Media Corp. 9.38% 2004......................................      250,000        260,000
                    Chancellor Radio Broadcasting Co. 8.13% 2007*..........................      250,000        245,000
                    EchoStar DBS Corp. 12.50% 2002.........................................      325,000        355,062
                    Granite Broadcasting Corp. 10.38% 2005.................................      250,000        261,875
                    Jacor Communications Co. 9.75% 2006....................................      250,000        268,750
                    MobileMedia Corp. 9.38% 2007+(3).......................................      500,000         57,500
                    Plitt Theaters, Inc. 10.88% 2004.......................................      195,000        210,844
                    Sullivan Graphics, Inc. 12.75% 2005....................................      100,000        101,000
                    World Color Press, Inc. 9.13% 2003.....................................      250,000        260,625
                    Young Broadcasting, Inc. 11.75% 2004...................................      400,000        445,000
                                                                                                            ------------
                                                                                                              2,816,719
                                                                                                            ------------
                    CONSUMER DISCRETIONARY -- 2.5%
                    Collins & Aikman Corp. 11.50% 2006.....................................      250,000        280,937
                    LDM Technologies, Inc., Class B 10.75% 2007............................      250,000        271,250

                                                           ---------------------

                                                                                              PRINCIPAL
                    BONDS & NOTES (continued)                                                   AMOUNT         VALUE
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY (continued)
                    Polysindo International Financing Co. BV 11.38% 2006...................   $  250,000    $   202,500
                    Standard Pacific Corp. 8.50% 2007......................................      230,000        229,713
                                                                                                            ------------
                                                                                                                984,400
                                                                                                            ------------
                    ENERGY -- 4.8%
                    Cross Timbers Oil Co., Class B 8.75% 2009*.............................       90,000         91,575
                    Cross Timbers Oil Co., Class B 9.25% 2007..............................      250,000        260,000
                    Flores & Rucks, Inc. 9.75% 2006........................................      150,000        164,625
                    Petroleos Mexicanos 8.85% 2007.........................................      750,000        743,010
                    Plains Resources, Inc., Class B 10.25% 2006............................      500,000        538,750
                    Pride Petroleum Services, Inc. 9.38% 2007..............................      120,000        129,000
                                                                                                            ------------
                                                                                                              1,926,960
                                                                                                            ------------
                    FINANCE -- 6.5%
                    Hawthorne Financial Corp. 12.50% 2004*(2)..............................      350,000        350,000
                    Olympic Financial Ltd. 11.50% 2007.....................................      350,000        353,500
                    Pindo Deli Finance Mauritius Ltd. 10.75% 2007*.........................      355,000        304,412
                    Resource America, Inc. 12.00% 2004*....................................      500,000        511,250
                    Southern Pacific Funding Corp. 11.50% 2004.............................      350,000        348,250
                    Tembec Finance Corp. 9.88% 2005........................................      250,000        255,000
                    Western Financial Savings Bank 8.88% 2007..............................      500,000        482,500
                                                                                                            ------------
                                                                                                              2,604,912
                                                                                                            ------------
                    FOOD & LODGING -- 2.7%
                    Aurora Foods, Inc. 9.88% 2007..........................................       65,000         68,413
                    Capstar Hotel Co. 8.75% 2007...........................................      250,000        257,500
                    Del Monte Foods Co. zero coupon 2007*(1)...............................      460,000        265,075
                    John Q. Hammons Hotels 8.88% 2004......................................      500,000        511,250
                                                                                                            ------------
                                                                                                              1,102,238
                                                                                                            ------------
                    GAMING -- 3.2%
                    Argosy Gaming Co. 13.25% 2004..........................................      260,000        271,700
                    Fitzgeralds Gaming Corp. 12.25% 2004*..................................      165,000        166,238
                    GB Property Funding Corp. 10.88% 2004..................................      250,000        210,000
                    Hollywood Casino, Inc. 12.75% 2003.....................................      350,000        375,375
                    Lady Luck Gaming Finance Corp. 11.88% 2001.............................      250,000        253,750
                                                                                                            ------------
                                                                                                              1,277,063
                                                                                                            ------------
                    GROCERY -- 1.1%
                    Homeland Stores, Inc. 10.00% 2003......................................      500,000        450,625
                                                                                                            ------------
                    HEALTHCARE -- 3.1%
                    Dade International, Inc. 11.13% 2006...................................      190,000        211,375
                    Leiner Health Products Group. 9.63% 2007...............................      350,000        374,500
                    Owens & Minor, Inc. 10.88% 2006........................................      350,000        388,500
                    Vencor, Inc. 8.63% 2007................................................      260,000        259,350
                                                                                                            ------------
                                                                                                              1,233,725
                                                                                                            ------------
                    INDUSTRIAL & COMMERCIAL -- 9.6%
                    Cabot Safety Acquisition Corp. 12.50% 2005.............................      350,000        393,750
                    Clark Schwebel, Inc. 10.50% 2006.......................................      325,000        353,031
                    Globo Comunicacoes SA 10.50% 2006*.....................................      250,000        237,500
                    Graphic Controls Corp., Class A 12.00% 2005............................      225,000        251,156
                    Great Lakes Carbon Corp. 10.00% 2006...................................      500,000        537,500
                    International Wire Group, Inc., Class B 11.75% 2005....................      455,000        497,088
                    Neenah Corp., Class B 11.13% 2007......................................      350,000        384,125
                    Pierce Leahy Corp. 9.13% 2007..........................................      125,000        130,000
                    Scotsman Group, Inc. 8.63% 2007........................................      175,000        175,656
                    Specialty Equipment Cos., Inc. 11.38% 2003.............................      250,000        270,625
                    TV Azteca SA de CV, Class B 10.50% 2007................................      250,000        260,000

---------------------

                                                                                              PRINCIPAL
                    BONDS & NOTES (continued)                                                   AMOUNT         VALUE
                    ----------------------------------------------------------------------------------------------------
                    INDUSTRIAL & COMMERCIAL (continued)
                    UCAR Global Enterprises, Inc. 12.00% 2005..............................   $  100,000    $   112,000
                    Unicco Service Co. 9.88% 2007*.........................................      250,000        250,313
                                                                                                            ------------
                                                                                                              3,852,744
                                                                                                            ------------
                    INFORMATION TECHNOLOGY -- 3.6%
                    Advanced Micro Devices, Inc. 11.00% 2003...............................      250,000        267,500
                    Concentric Network Corp. Delaware 12.75% 2007*.........................      130,000        133,575
                    Decision Holdings Corp. zero coupon 2008(1)............................      170,000        110,500
                    Fairchild Semiconductor Corp. 10.13% 2007..............................      250,000        262,500
                    Iron Mountain, Inc. 8.75% 2009*........................................      110,000        112,750
                    Unisys Corp., Class B 12.00% 2003......................................      500,000        566,250
                                                                                                            ------------
                                                                                                              1,453,075
                                                                                                            ------------
                    METALS & MINERALS -- 7.7%
                    A.K. Steel Corp. 9.13% 2006............................................      250,000        255,625
                    A.K. Steel Corp. 10.75% 2004...........................................      150,000        159,750
                    Acindar Industria Argentina de Aceros SA 11.25% 2004...................      500,000        491,250
                    Amtrol, Inc. 10.63% 2006...............................................      250,000        257,500
                    Armco, Inc. 9.00% 2007.................................................      100,000         98,000
                    Bethlehem Steel Corp. 10.38% 2003......................................      350,000        376,250
                    CSN Iron SA 9.13% 2007*................................................      350,000        290,500
                    Nortek, Inc., Class B 9.25% 2007.......................................      240,000        244,800
                    NS Group, Inc. 13.50% 2003.............................................      300,000        348,000
                    Weirton Steel Corp. 10.88% 1999........................................      300,000        308,250
                    Weirton Steel Corp. 11.38% 2004........................................      250,000        260,000
                                                                                                            ------------
                                                                                                              3,089,925
                                                                                                            ------------
                    NON-U.S. GOVERNMENT OBLIGATIONS -- 2.0%
                    Federal Republic of Brazil 4.50% 2014..................................      256,559        201,318
                    Republic of Argentina 11.00% 2006......................................      100,000        107,500
                    Republic of Argentina 11.38% 2017......................................      250,000        274,062
                    Republic of Brazil 6.00% 2013..........................................      250,000        199,463
                                                                                                            ------------
                                                                                                                782,343
                                                                                                            ------------
                    PAPER PRODUCTS -- 11.6%
                    APP International Finance Co. 11.75% 2005..............................      125,000        115,625
                    Aracruz Celulose SA 10.38% 2002........................................       60,000         60,750
                    Aracruz Celulose SA 10.38% 2002*.......................................      255,000        258,187
                    BWay Corp. 10.25% 2007*................................................      350,000        379,750
                    Calmar, Inc. Delaware, Class B 11.50% 2005.............................      350,000        371,000
                    Container Corp. of America 9.75% 2003..................................      250,000        268,750
                    Container Corp. of America, Class A 11.25% 2004........................      600,000        654,000
                    Fonda Group, Inc., Class B 9.50% 2007..................................      250,000        235,000
                    Industrias Klabin de Papel e Celulose SA 11.00% 2004*..................      250,000        237,500
                    Paperboard Industries International, Inc. 8.38% 2007*..................      100,000        101,500
                    Repap New Brunswick, Inc. 10.63% 2005..................................      350,000        332,500
                    S.D. Warren Co., Class B 12.00% 2004...................................      400,000        447,000
                    Silgan Holdings Corp. 9.00% 2009.......................................      750,000        766,875
                    Silgan Holdings Corp. 13.25% 2006......................................       80,715         91,713
                    Zeta Consumer Products Corp. 11.25% 2007*..............................      350,000        356,125
                                                                                                            ------------
                                                                                                              4,676,275
                                                                                                            ------------
                    RETAIL -- 0.9%
                    Guitar Center Management Co., Inc. 11.00% 2006*........................      333,000        366,716
                                                                                                            ------------
                    TELECOMMUNICATIONS -- 7.2%
                    American Communications Services zero coupon 2006(1)...................      190,000        146,300
                    Comcast Cellular Holdings, Inc., Class B 9.50% 2007....................       50,000         52,000
                    Globalstar L.P. 10.75% 2004*...........................................      500,000        490,000

                                                           ---------------------

                                                                                              PRINCIPAL
                                           BONDS & NOTES (continued)                            AMOUNT         VALUE
                    ----------------------------------------------------------------------------------------------------
                    TELECOMMUNICATIONS (continued)
                    GST Telecommunications, Inc. 12.75% 2007...............................   $  165,000    $   171,600
                    Hyperion Telecommunications, Inc., Class B 12.25% 2004.................      175,000        192,500
                    Intermedia Communications, Inc. 8.50% 2008*............................      350,000        350,000
                    Intermedia Communications, Inc. 8.88% 2007*............................      150,000        154,125
                    Iridium Capital Corp., Class C 11.25% 2005*............................      350,000        344,750
                    McLeod, Inc. 9.25% 2007*...............................................      250,000        262,500
                    Microcell Telecommunications zero coupon 2007*(1)......................  CAD 220,000         85,441
                    Philippine Long District Telephone Co. Maine 7.85% 2007................      250,000        217,450
                    Rogers Cantel, Inc. 8.30% 2007.........................................      150,000        148,875
                    Teleport Communications Group zero coupon 2007(1)......................      350,000        285,250
                                                                                                            ------------
                                                                                                              2,900,791
                                                                                                            ------------
                    UTILITIES -- 2.1%
                    Cemig 9.13% 2004*......................................................      150,000        138,750
                    Korea Telecom 7.63% 2007...............................................      220,000        157,315
                    Texas-New Mexico Power Co. 10.75% 2003.................................      500,000        543,015
                                                                                                            ------------
                                                                                                                839,080
                                                                                                            ------------
                    TOTAL BONDS & NOTES (cost $36,297,412).................................                  36,897,279
                                                                                                            ------------
                                            PREFERRED STOCK -- 2.1%                             SHARES
                    ----------------------------------------------------------------------------------------------------
                    COMMUNICATIONS & MEDIA -- 0.5%
                    Granite Broadcasting Corp. 12.75%(4)...................................          160        175,520
                                                                                                            ------------
                    FINANCE -- 0.7%
                    Superior National Insurance Group, Inc. 10.75%*(2).....................          280        287,000
                                                                                                            ------------
                    INDUSTRIAL & COMMERCIAL -- 0.9%
                    Fairfield Manufacturing, Inc. 11.25% (2)(4)............................          350        374,500
                                                                                                            ------------
                    TOTAL PREFERRED STOCK (cost $793,751)..................................                     837,020
                                                                                                            ------------
                                               WARRANTS -- 0.0%+
                    ----------------------------------------------------------------------------------------------------
                    COMMUNICATIONS & MEDIA -- 0.0%
                    Benedek Communications Corp. 7/01/07*(2) (cost $13,800)................        2,000          4,000
                                                                                                            ------------
                    TOTAL INVESTMENT SECURITIES (cost $37,104,963).........................                  37,738,299
                                                                                                            ------------
                                                                                              PRINCIPAL
                                         REPURCHASE AGREEMENT -- 7.5%                           AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    Joint Repurchase Agreement Account (Note 3) (cost $3,010,000)..........   $3,010,000      3,010,000
                                                                                                            ------------
                    TOTAL INVESTMENTS -- (cost $40,114,963)                 101.4%                           40,748,299
                    Liabilities in excess of other assets --                 (1.4)                             (555,038)
                                                                           ------                           ------------
                    NET ASSETS --                                           100.0%                          $40,193,261
                                                                           ======                          =============


              -----------------------------
               +  Non-income producing securities
               *  Resale restricted to qualified institutional buyers
              (1) Represents a zero-coupon bond which will convert to an interest-bearing security at a later date
              (2) Fair valued security; see Note 2
              (3) Issuer of the security has filed for bankruptcy and interest payments are in default
              (4) PIK ("Payment-in-kind") payment made with additional
                  securities in lieu of cash

---------------------

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS

              ------------------------------------------------------------------

                     CONTRACT            IN          DELIVERY     GROSS UNREALIZED
                    TO DELIVER      EXCHANGE FOR       DATE         APPRECIATION
                    --------------------------------------------------------------
                    CAD 125,400     USD 91,034       10/16/98          $2,745
                                                                  ==============

              CAD -- Canadian Dollar
              USD  -- United States Dollar

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    ANCHOR SERIES TRUST
    TARGET '98 PORTFOLIO               INVESTMENT PORTFOLIO -- DECEMBER 31, 1997

                                                                                               PRINCIPAL
                                             BONDS & NOTES -- 95.2%                              AMOUNT         VALUE
                    ----------------------------------------------------------------------------------------------------
                    SUPRANATIONALS -- 7.2%
                    International Bank For Reconstruction & Development zero coupon 1998....   $  550,000    $  537,490
                                                                                                             -----------
                    U.S. GOVERNMENT & AGENCIES -- 83.9%
                    Federal Judiciary Office Building zero coupon 1998......................    1,000,000       965,780
                    Federal National Mortgage Association zero coupon 1998..................    1,000,000       965,740
                    Government Trust Certificates Series 3D zero coupon 1998................    1,000,000       952,390
                    Government Trust Certificates Series T zero coupon 1998.................    2,300,000     2,190,497
                    Tennessee Valley Authority zero coupon 1998.............................      500,000       474,650
                    Treasury Investment Growth Receipts zero coupon 1998....................      500,000       476,800
                    United States Treasury Note Strip Prior zero coupon 1998................      200,000       190,636
                                                                                                             -----------
                                                                                                              6,216,493
                                                                                                             -----------
                    UTILITIES -- 4.1%
                    Virginia Electric & Power Co. 9.38% 1998................................      300,000       304,287
                                                                                                             -----------
                    TOTAL INVESTMENT SECURITIES (cost $6,929,803)...........................                  7,058,270
                                                                                                             -----------

                                          REPURCHASE AGREEMENT -- 5.0%
                    ----------------------------------------------------------------------------------------------------
                    Joint Repurchase Agreement Account (Note 3)
                      (cost $370,000).......................................................      370,000       370,000
                                                                                                             -----------
                    TOTAL INVESTMENTS -- (cost $7,299,803)                  100.2%                            7,428,270
                    Liabilities in excess of other assets --                 (0.2)                              (15,792)
                                                                            ------                           -----------
                    NET ASSETS --                                           100.0%                           $7,412,478
                                                                            ======                           ===========


              -----------------------------

              See Notes to Financial Statements

---------------------

---------------------

    ANCHOR SERIES TRUST
    GROWTH AND INCOME
    PORTFOLIO                          INVESTMENT PORTFOLIO -- DECEMBER 31, 1997

                                            COMMON STOCK -- 95.3%                               SHARES            VALUE
                    --------------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 6.2%
                    Retail -- 6.2%
                    CVS Corp.............................................................        11,000        $    704,687
                    Gap, Inc.............................................................        18,000             637,875
                    May Department Stores Co.............................................        13,000             684,938
                    Wal-Mart Stores, Inc.................................................        18,000             709,875
                                                                                                                  ---------
                                                                                                                  2,737,375
                                                                                                                  ---------
                    CONSUMER STAPLES -- 8.5%
                    Food, Beverage & Tobacco -- 3.1%
                    Nabisco Holdings Corp., Class A......................................        13,000             629,688
                    PepsiCo, Inc.........................................................        20,000             728,750

                    Household Products -- 5.4%
                    Estee Lauder Cos., Inc., Class A.....................................        11,000             565,812
                    Gillette Co..........................................................         5,000             502,188
                    Kimberly-Clark Corp..................................................        14,000             690,375
                    Procter & Gamble Co..................................................         8,000             638,500
                                                                                                                  ---------
                                                                                                                  3,755,313
                                                                                                                  ---------
                    ENERGY -- 7.2%
                    Energy Services -- 1.8%
                    Schlumberger Ltd.....................................................        10,000             805,000

                    Energy Sources -- 5.4%
                    Amoco Corp...........................................................         6,000             510,750
                    Chevron Corp.........................................................         6,000             462,000
                    Exxon Corp...........................................................        12,000             734,250
                    Royal Dutch Petroleum Co., NY Registry Shares........................        13,000             704,438
                                                                                                                  ---------
                                                                                                                  3,216,438
                                                                                                                  ---------
                    FINANCE -- 21.6%
                    Banks -- 7.5%
                    Citicorp.............................................................         5,000             632,187
                    First Union Corp.....................................................        18,000             922,500
                    U.S. Bancorp.........................................................         8,000             895,500
                    Wachovia Corp........................................................        11,000             892,375

                    Financial Services -- 4.4%
                    American Express Co..................................................        11,000             981,750
                    Federal National Mortgage Association................................        17,000             970,063

                    Insurance -- 9.7%
                    Ace Ltd..............................................................        10,000             965,000
                    Allstate Corp........................................................        11,000             999,625
                    American International Group, Inc....................................         7,000             761,250
                    Marsh & McLennan Cos., Inc...........................................        10,000             745,625
                    Travelers Group, Inc.................................................        15,000             808,125
                                                                                                                  ---------
                                                                                                                  9,574,000
                                                                                                                  ---------

                                                           ---------------------

                                          COMMON STOCK (continued)                              SHARES            VALUE
                    --------------------------------------------------------------------------------------------------------
                    HEALTHCARE -- 13.6%
                    Drugs -- 10.9%
                    American Home Products Corp..........................................         7,000        $    535,500
                    Bristol-Myers Squibb Co..............................................         7,000             662,375
                    Johnson & Johnson Co.................................................        10,000             658,750
                    Pfizer, Inc..........................................................        12,000             894,750
                    Pharmacia & Upjohn, Inc..............................................        14,000             512,750
                    Warner-Lambert Co....................................................         6,500             806,000
                    Zeneca Group PLC ADR.................................................         7,000             756,000

                    Health Services -- 0.8%
                    Columbia/HCA Healthcare Corp.........................................        12,000             355,500

                    Medical Products -- 1.9%
                    Abbott Laboratories, Inc.............................................        13,000             852,312
                                                                                                                  ---------
                                                                                                                  6,033,937
                                                                                                                  ---------
                    INDUSTRIAL & COMMERCIAL -- 6.7%
                    Business Services -- 1.2%
                    Hertz Corp., Class A.................................................        14,000             563,500

                    Electrical Equipment -- 3.0%
                    General Electric Co..................................................        18,000           1,320,750

                    Machinery -- 1.1%
                    Caterpillar, Inc.....................................................        10,000             485,625

                    Transportation -- 1.4%
                    Union Pacific Corp...................................................        10,000             624,375
                                                                                                                  ---------
                                                                                                                  2,994,250
                                                                                                                  ---------
                    INFORMATION & ENTERTAINMENT -- 8.9%
                    Broadcasting & Media -- 6.2%
                    Gannett Co., Inc.....................................................        18,000           1,112,625
                    Scripps (E.W) Co., Class A...........................................        18,000             871,875
                    Time Warner, Inc.....................................................        12,000             744,000

                    Leisure & Tourism -- 2.7%
                    Delta Air Lines, Inc.................................................         5,000             595,000
                    McDonald's Corp......................................................        13,000             620,750
                                                                                                                  ---------
                                                                                                                  3,944,250
                                                                                                                  ---------
                    INFORMATION TECHNOLOGY -- 14.4%
                    Communication Equipment -- 3.1%
                    Cisco Systems, Inc.+.................................................        12,000             669,000
                    Motorola, Inc........................................................        12,000             684,750

                    Computers & Business Equipment -- 4.9%
                    EMC Corp.+...........................................................        24,000             658,500
                    International Business Machines Corp.................................         7,400             773,762
                    Xerox Corp...........................................................        10,000             738,125

                    Software -- 6.4%
                    Automatic Data Processing, Inc.......................................        13,000             797,875
                    BMC Software, Inc.+..................................................        12,000             787,500
                    Computer Sciences Corp...............................................         6,000             501,000
                    Microsoft Corp.+.....................................................         6,000             775,500
                                                                                                                  ---------
                                                                                                                  6,386,012
                                                                                                                  ---------

---------------------

                    COMMON STOCK (continued)                                                    SHARES            VALUE
                    --------------------------------------------------------------------------------------------------------
                    MATERIALS -- 3.0%
                    Chemicals -- 3.0%
                    Air Products & Chemicals, Inc........................................         9,000        $    740,250
                    du Pont (E.I.) de Nemours & Co.......................................        10,000             600,625
                                                                                                                  ---------
                                                                                                                  1,340,875
                                                                                                                  ---------
                    UTILITIES -- 5.2%
                    Electric Utilities -- 1.2%
                    Duke Energy Corp.....................................................        10,000             553,750

                    Gas & Pipeline Utilities -- 1.3%
                    Columbia Gas Systems, Inc............................................         5,000             392,812
                    Peoples Energy Corp..................................................         4,100             161,438

                    Telephone -- 2.7%
                    SBC Communications, Inc..............................................        10,000             732,500
                    WorldCom, Inc.+......................................................        16,000             484,000
                                                                                                                  ---------
                                                                                                                  2,324,500
                                                                                                                  ---------
                    TOTAL COMMON STOCK (cost $30,910,724)................................                        42,306,950
                                                                                                                  ---------


                                                                                              PRINCIPAL
                    CONVERTIBLE BONDS -- 2.4%                                                   AMOUNT
                    --------------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 1.2%
                    Retail -- 1.2%
                    Home Depot, Inc. 3.25% 2001..........................................      $400,000             525,500
                                                                                                                  ---------
                    INFORMATION TECHNOLOGY -- 1.2%
                    Electronics -- 1.2%
                    Analog Devices, Inc. 3.50% 2000......................................       400,000             557,000
                                                                                                                  ---------
                    TOTAL CONVERTIBLE BONDS (cost $994,928)..............................                         1,082,500
                                                                                                                  ---------
                    TOTAL INVESTMENT SECURITIES (cost $31,905,652).......................                        43,389,450
                                                                                                                  ---------

                    REPURCHASE AGREEMENT -- 0.7%
                    --------------------------------------------------------------------------------------------------------
                    Joint Repurchase Agreement Account (Note 3)
                      (cost $295,000)....................................................       295,000             295,000
                                                                                                                  ---------
                    TOTAL INVESTMENTS -- (cost $32,200,652)                98.4%                                 43,684,450
                    Other assets less liabilities --                        1.6                                     732,210
                                                                         ------                                   ---------
                    NET ASSETS --                                         100.0%                               $ 44,416,660
                                                                         ======                                   =========


              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipts

              See Notes to Financial Statements

                             ---------------------

---------------------

    ANCHOR SERIES TRUST
    FOREIGN SECURITIES
    PORTFOLIO                          INVESTMENT PORTFOLIO -- DECEMBER 31, 1997

                    COMMON STOCK -- 94.1%                                                        SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    ARGENTINA -- 0.8%
                    Banco de Galicia y Buenos Aires SA de CV (Finance).......................      25,000    $   160,030
                    Telefonica de Argentina SA ADR (Utilities)...............................       3,700        137,825
                                                                                                             -----------
                                                                                                                 297,855
                                                                                                             -----------
                    AUSTRALIA -- 2.2%
                    Amcor Ltd. (Materials)...................................................      30,120        132,507
                    Australia & New Zealand Banking Group Ltd. (Finance).....................      34,000        224,697
                    Broken Hill Proprietary Co., Ltd. (Materials)............................      19,258        178,858
                    Goodman Fielder Wattie Ltd. (Consumer Staples)...........................     110,492        175,712
                    News Corp., Ltd. (Information & Entertainment)...........................      14,000         77,285
                                                                                                             -----------
                                                                                                                 789,059
                                                                                                             -----------
                    BRAZIL -- 1.3%
                    Aracruz Celulose ADR (Materials).........................................       5,700         81,937
                    Centrais Eletricas Brasileiras SA ADR (Utilities)+.......................       4,500        111,893
                    Telecomunicacoes Brasileras SA (Utilities)...............................   2,610,000        265,432
                                                                                                             -----------
                                                                                                                 459,262
                                                                                                             -----------
                    CANADA -- 2.3%
                    Canadian Imperial Bank Toronto (Finance).................................       7,800        243,434
                    Canadian Pacific Ltd. (Industrial & Commercial)..........................      14,400        387,950
                    CanWest Global Communications Corp. (Information & Entertainment)........      10,400        187,200
                                                                                                             -----------
                                                                                                                 818,584
                                                                                                             -----------
                    CHILE -- 0.3%
                    Embotelladora Andina SA, Class B (Consumer Staples)......................       5,000         97,187
                                                                                                             -----------
                    CHINA -- 0.1%
                    China Southern Airlines Ltd. ADR (Information & Entertainment)+..........       3,700         48,794
                                                                                                             -----------
                    DENMARK -- 2.2%
                    Unidanmark A/S (Finance).................................................      10,600        778,149
                                                                                                             -----------
                    FINLAND -- 2.5%
                    Kesko (Consumer Discretionary)...........................................      20,450        323,392
                    Metsa Serla Oy, Class B (Materials)......................................      32,500        253,396
                    Nokia Corp., Class A ADR (Information Technology)........................       4,900        343,000
                                                                                                             -----------
                                                                                                                 919,788
                                                                                                             -----------
                    FRANCE -- 10.8%
                    Assurance General de France (Finance)+...................................       7,500        397,400
                    Banque Nationale de Paris (Finance)......................................       7,071        375,843
                    Carrefour SA (Consumer Discretionary)....................................         450        234,776
                    Compagnie de St. Gobain (Materials)......................................       2,097        297,904
                    Credit Commerce France (Finance).........................................       3,120        213,841
                    Elf Aquitaine SA (Energy)................................................       3,720        432,666
                    Havas SA (Information & Entertainment)...................................       5,702        410,229
                    Peugeot SA (Consumer Discretionary)......................................       2,930        369,506
                    Rhone-Poulenc Ltd. (Healthcare)..........................................      12,585        563,748

                             ---------------------

                    COMMON STOCK (continued)                                                     SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    FRANCE (continued)
                    Societe Generale (Finance)...............................................       2,313    $   315,138
                    Total SA, Series B (Energy)..............................................       2,656        289,055
                                                                                                             -----------
                                                                                                               3,900,106
                                                                                                             -----------
                    GERMANY -- 5.8%
                    Bayer AG (Healthcare)....................................................      17,100        638,773
                    Degussa AG (Materials)...................................................       3,500        175,102
                    Karstadt AG (Consumer Discretionary).....................................       1,050        358,434
                    Manitoba AG (Industrial & Commercial)....................................       1,300        376,497
                    Mannesmann AG (Industrial & Commercial)..................................         800        404,236
                    Metallgesellschaft AG (Industrial & Commercial)+.........................       8,800        160,938
                                                                                                             -----------
                                                                                                               2,113,980
                                                                                                             -----------
                    HONG KONG -- 1.7%
                    Hutchison Whampoa Ltd. (Industrial & Commercial).........................      42,000        263,415
                    Hysan Development Co., Ltd. (Real Estate)................................      28,000         55,826
                    New World Development Co., Ltd. (Real Estate)............................      15,000         51,878
                    Sun Hung Kai Properties Ltd. (Real Estate)...............................      25,100        174,913
                    Tingyi Holding Co. (Consumer Staples)....................................     486,000         63,345
                                                                                                             -----------
                                                                                                                 609,377
                                                                                                             -----------
                    INDIA -- 0.5%
                    Ranbaxy Laboratories Ltd. (Healthcare)...................................       3,300         85,140
                    State Bank of India GDR (Finance)*.......................................       4,400         80,080
                                                                                                             -----------
                                                                                                                 165,220
                                                                                                             -----------
                    INDONESIA -- 0.1%
                    PT Kalbe Farma (Healthcare)..............................................     180,000         31,909
                                                                                                             -----------
                    IRELAND -- 1.9%
                    Allied Irish Banks PLC (Finance).........................................      21,696        206,940
                    Jefferson Smurfit Group (Materials)+.....................................     177,378        492,370
                                                                                                             -----------
                                                                                                                 699,310
                                                                                                             -----------
                    ITALY -- 2.7%
                    First British Columbia San Paolo (Finance)*..............................      30,700        293,290
                    Telecom Italia SpA (Utilities)...........................................     106,000        677,106
                                                                                                             -----------
                                                                                                                 970,396
                                                                                                             -----------
                    JAPAN -- 16.4%
                    Aisin Seiki Co., Ltd. (Consumer Discretionary)...........................      32,000        330,857
                    Bank of Tokyo-Mitsubishi Ltd. (Finance)..................................      28,000        386,000
                    Daiwa Securities Co., Ltd. (Finance).....................................      20,000         68,928
                    Eisai Co., Ltd. (Healthcare).............................................      23,000        350,540
                    Exedy Corp. (Consumer Discretionary).....................................       5,000         37,872
                    Fuji Machine Manufacturing Co. (Industrial & Commercial).................       9,000        217,125
                    Fujisawa Pharm Co. (Healthcare)..........................................      10,000         87,309
                    Fukuda Denshi (Healthcare)...............................................       6,000         61,117
                    Hitachi Ltd. (Information Technology)....................................      22,000        156,698
                    JGC Corp. (Industrial & Commercial)......................................      41,000         86,352
                    Mabuchi Motor Co., Ltd. (Industrial & Commercial)........................       3,000        152,332
                    Maruichi Steel Tube (Materials)..........................................      20,000        243,547
                    Matsumotokiyoshi (Consumer Discretionary)................................       9,200        352,301
                    Matsushita Electric Industrial Co., Ltd. (Information Technology)+.......      31,000        453,473

                             ---------------------

                    COMMON STOCK (continued)                                                     SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    JAPAN (continued)
                    Mazda Motor Corp. (Consumer Discretionary)+..............................     135,000    $   320,518
                    Meiwa Estate Co. (Real Estate)+..........................................       3,800         28,492
                    Murata Manufacturing Co. Ltd. (Information Technology)...................       5,000        125,603
                    Namco (Information & Entertainment)......................................      12,600        365,735
                    NGK Spark Plug Co., Ltd. (Industrial & Commercial).......................      21,000        119,017
                    Nomura Securities International, Inc. (Finance)..........................       6,000         79,957
                    Okumura Corp. (Consumer Discretionary)...................................      39,000         92,594
                    Otsuka Kagu (Consumer Staples)...........................................       1,300         46,795
                    Sakura Bank Ltd. (Finance)...............................................      69,000        197,113
                    Sanwa Bank Ltd. (Finance)................................................      14,000        141,533
                    Shimachu Co. (Consumer Discretionary)....................................       2,500         39,251
                    Sony Corp. (Information & Entertainment).................................       3,000        266,524
                    Sony Music Entertainment, Inc. (Information & Entertainment).............      13,600        499,962
                    Square Co., Ltd. (Information Technology)................................       4,200        116,443
                    Sumitomo Rubber Industries Ltd. (Consumer Discretionary).................      56,000        236,318
                    Yamato Kogyo Co. (Materials).............................................      42,000        252,508
                                                                                                             -----------
                                                                                                               5,912,814
                                                                                                             -----------
                    MALAYSIA -- 0.1%
                    Renong Bhd (Industrial & Commercial)(1)..................................      56,000         25,916
                    Sime Darby Bhd (Industrial & Commercial).................................      16,500         15,866
                                                                                                             -----------
                                                                                                                  41,782
                                                                                                             -----------
                    MEXICO -- 1.8%
                    Grupo Televisa SA de CV (Information & Entertainment)....................       9,100        177,140
                    Kimberly-Clark de Mexico SA de CV, Class A (Consumer Staples)............      79,000        386,655
                    Panamerican Beverages, Inc., Class A ADR (Consumer Staples)..............       2,500         81,563
                                                                                                             -----------
                                                                                                                 645,358
                                                                                                             -----------
                    NETHERLANDS -- 3.2%
                    Elsevier NV (Information & Entertainment)................................      13,800        223,234
                    Internationale Nedederlanden Groep NV (Finance)..........................      12,109        510,003
                    PolyGram NV (Information & Entertainment)................................       6,700        320,519
                    Unilever NV PLC (Consumer Staples).......................................       1,800        110,966
                                                                                                             -----------
                                                                                                               1,164,722
                                                                                                             -----------
                    NEW ZEALAND -- 0.6%
                    Air New Zealand Ltd., Class B (Information & Entertainment)..............      34,561         69,234
                    Brierley Investments Ltd. (Finance)+.....................................      82,405         58,853
                    Carter Holt Harvey Ltd. (Materials)......................................      56,000         86,494
                                                                                                             -----------
                                                                                                                 214,581
                                                                                                             -----------
                    NORWAY -- 1.3%
                    Saga Petroleum ASA, Series A (Energy)....................................      28,000        481,464
                                                                                                             -----------
                    PHILIPPINES -- 0.2%
                    Metro Bank & Trust Co. (Finance).........................................       9,600         64,593
                                                                                                             -----------
                    PORTUGAL -- 0.3%
                    Manila Electric Co. (Utilities)..........................................      35,000        115,802
                                                                                                             -----------
                    SINGAPORE -- 1.2%
                    Keppel Corp., Ltd. (Industrial & Commercial).............................      28,500         81,839
                    Keppel Fels Ltd. (Energy)................................................      66,000        184,040
                    Overseas Union Bank Ltd. alien shares (Finance)..........................      46,000        176,031
                                                                                                             -----------
                                                                                                                 441,910
                                                                                                             -----------

                             ---------------------

                    COMMON STOCK (continued)                                                     SHARES         VALUE
                  ----------------------------                        --------------------------------------------------
                    SPAIN -- 2.9%
                    Banco de Santander SA (Finance)..........................................       8,800    $   294,007
                    Banco Popular Espanol SA (Finance).......................................       4,060        283,814
                    Endessa Nacional de Electricidad SA (Utilities)..........................      17,200        305,389
                    Telefonica de Espana SA ADR (Utilities)..................................       1,700        153,106
                                                                                                             -----------
                                                                                                               1,036,316
                                                                                                             -----------
                    SWEDEN -- 4.7%
                    Forenings Sparbanken Ser A (Finance).....................................       4,660        105,937
                                                                                                  -------    -----------
                    Hennes & Mauritz AB Class B (Consumer Discretionary).....................       4,000        176,325
                    Nordbanken Holding (Finance)+............................................     133,700        756,071
                    Pharmacia & Upjohn, Inc. (Healthcare)....................................      18,100        665,651
                                                                                                             -----------
                                                                                                               1,703,984
                                                                                                             -----------
                    SWITZERLAND -- 6.5%
                    Ciba Specialty Chemicals AG (Materials)+.................................       1,180        140,515
                    Holderbank Financiere Glarus (Materials).................................         650        530,249
                    Nestle SA (Consumer Staples).............................................         449        672,640
                    Roche Holdings AG (Healthcare)...........................................          60        595,606
                    Schweizerische Bankgesellschaft (Finance)................................         294        424,944
                                                                                                             -----------
                                                                                                               2,363,954
                                                                                                             -----------
                    THAILAND -- 0.1%
                    Siam City Cement PCL alien shares (Materials)............................       5,070          5,265
                    Siam Commercial Bank PCL alien shares (Finance)..........................       1,167          1,333
                    Thai Farmers Bank alien shares (Finance).................................      18,400         33,437
                                                                                                             -----------
                                                                                                                  40,035
                                                                                                             -----------
                    UNITED KINGDOM -- 19.6%
                    Associated British Foods PLC (Consumer Staples)..........................      33,000        287,273
                    Bass PLC (Consumer Staples)..............................................      28,700        446,432
                    Billiton PLC (Materials)+*...............................................      50,300        128,884
                    BOC Group PLC (Materials)................................................      23,028        378,613
                    British Petroleum Co. PLC (Energy).......................................      35,000        462,999
                    BTR Ltd. PLC (Industrial & Commercial)...................................     110,000        332,442
                    Burmah Castrol PLC (Energy)..............................................      26,000        453,527
                    Carlton Communications PLC (Information & Entertainment).................      53,000        409,147
                    Cookson Group PLC (Information Technology)...............................     106,307        343,980
                    Guinness PLC (Consumer Staples)..........................................      37,000        338,503
                    HSBC Holdings PLC (Finance)..............................................      15,200        374,989
                    Johnson Matthey PLC (Materials)..........................................      37,000        331,210
                    PowerGen PLC (Utilities).................................................      26,914        350,113
                    Rank Group PLC (Information & Entertainment).............................      66,000        367,493
                    Reckitt & Colman PLC (Consumer Staples)..................................      25,200        395,284
                    Royal & Sun Alliance Insurance Group PLC (Finance).......................      33,181        334,084
                    Royal Bank of Scotland Group PLC (Finance)...............................      29,000        369,719
                    Zeneca Group PLC (Healthcare)............................................      27,400        970,545
                                                                                                             -----------
                                                                                                               7,075,237
                                                                                                             -----------
                    TOTAL COMMON STOCK (cost $33,687,700)....................................                 34,001,528
                                                                                                             -----------

                                             PREFERRED STOCK -- 3.1%
                    ----------------------------------------------------------------------------------------------------
                    BRAZIL -- 1.2%
                    Cemig Cia Energy MG (Utilities)..........................................   2,589,900    $   112,525
                    Centrais Electricas Brasileiras SA, Series B (Utilities).................      50,000          2,554
                    Cia Riograndense Telecomunicacoes (Utilities)............................      67,600         83,285
                    Petroleo Brasileiros SA (Energy).........................................     659,000        154,114
                    Telecomunicacoes de Sao Paulo SA (Information & Entertainment)...........     286,000         76,107
                                                                                                             -----------
                                                                                                                 428,585
                                                                                                             -----------

                             ---------------------

                                           PREFERRED STOCK (continued)                           SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    GERMANY -- 1.9%
                    Hornbach Holding AG (Consumer Discretionary).............................       3,600    $   249,145
                    Prosieben Media AG (Information & Entertainment)+*.......................       9,710        453,398
                                                                                                             -----------
                                                                                                                 702,543
                                                                                                             -----------
                    TOTAL PREFERRED STOCK (cost $1,163,165)..................................                  1,131,128
                                                                                                             -----------

                                                                                                PRINCIPAL
                                              BONDS & NOTES -- 0.0%                              AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    BRAZIL -- 0.0%
                    Vale Rio Doce Cia zero coupon 1999 (Materials)(1)
                      (cost $0)..............................................................    $  5,500              1
                                                                                                             -----------
                                                WARRANTS -- 0.0%+                                SHARES
                    ----------------------------------------------------------------------------------------------------
                    THAILAND -- 0.0%
                    Siam Commercial Bank 12/31/02 (Finance)(1)
                      (cost $0)..............................................................       1,167              0
                                                                                                             -----------
                                                                                                PRINCIPAL
                                                OPTIONS -- 0.0%+                                 AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    FOREIGN CURRENCY PUT OPTIONS
                    Brazilian Real Option Jan. 16, 1998/1.17(1)
                      (cost $2,920)..........................................................    $  4,950          1,040
                                                                                                             -----------
                    TOTAL INVESTMENT SECURITIES (cost $34,853,785)...........................                 35,133,697
                                                                                                             -----------

                                          SHORT-TERM SECURITIES -- 0.1%
                    ----------------------------------------------------------------------------------------------------
                    United States Treasury Bills 5.29% due 2/12/98 (cost $49,700)............      50,000         49,700
                                                                                                             -----------

                                          REPURCHASE AGREEMENT -- 2.1%
                    ----------------------------------------------------------------------------------------------------
                    Joint Repurchase Agreement Account (Note 3)   (cost $765,000)............     765,000        765,000
                                                                                                             -----------
                    TOTAL SHORT-TERM SECURITIES (cost $814,700)..............................                    814,700
                                                                                                             -----------
                    TOTAL INVESTMENTS --   (cost $35,668,485)       99.4%                                     35,948,397
                    Other assets less liabilities --                 0.6                                         199,859
                                                                   -----                                     -----------
                    NET ASSETS --                                  100.0%                                    $36,148,256
                                                                   =====                                     ===========


              -----------------------------

              + Non-income producing securities
              * Resale restricted to qualified institutional buyers ADR -- American Depository Receipt
              GDR -- Global Depository Receipt
              (1) Fair valued security; See Note 2

              See Notes to Financial Statements

---------------------

---------------------

    ANCHOR SERIES TRUST
    GROWTH PORTFOLIO                   INVESTMENT PORTFOLIO -- DECEMBER 31, 1997

                                            COMMON STOCK -- 96.1%                             SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 7.1%
                    Automotive -- 0.5%
                    Goodyear Tire & Rubber Co............................................        38,500    $  2,449,563

                    Retail -- 6.6%
                    Arbor Drugs, Inc.....................................................       137,000       2,534,500
                    Barnes & Noble, Inc.+................................................        72,600       2,423,025
                    CVS Corp.............................................................        33,000       2,114,062
                    Dayton Hudson Corp...................................................        95,000       6,412,500
                    Ethan Allen Interiors, Inc...........................................        35,200       1,357,400
                    Home Depot, Inc......................................................       129,000       7,594,875
                    Office Max, Inc.+....................................................       160,000       2,280,000
                    Stein Mart, Inc.+....................................................        36,000         963,000
                    Wal-Mart Stores, Inc.................................................       160,000       6,310,000
                                                                                                           -------------
                                                                                                             34,438,925
                                                                                                           -------------
                    CONSUMER STAPLES -- 7.5%
                    Food, Beverage & Tobacco -- 4.0%
                    Beringer Wine Estates Holdings, Inc., Class B+.......................        35,000       1,330,000
                    General Mills, Inc...................................................        45,000       3,223,125
                    PepsiCo, Inc.........................................................        80,000       2,915,000
                    Philip Morris Cos., Inc..............................................       120,000       5,437,500
                    Sara Lee Corp........................................................       120,600       6,791,288

                    Household Products -- 3.5%
                    Bush Boake Allen, Inc.+..............................................        65,000       1,702,187
                    Estee Lauder Cos., Inc., Class A.....................................        37,300       1,918,619
                    Gillette Co..........................................................        15,000       1,506,563
                    Kimberly-Clark Corp..................................................        82,600       4,073,212
                    Procter & Gamble Co..................................................        98,000       7,821,625
                                                                                                           -------------
                                                                                                             36,719,119
                                                                                                           -------------
                    ENERGY -- 6.0%
                    Energy Services -- 1.6%
                    Diamond Offshore Drilling, Inc.......................................        40,000       1,925,000
                    Schlumberger Ltd.....................................................        75,000       6,037,500

                    Energy Sources -- 4.4%
                    Amoco Corp...........................................................        42,000       3,575,250
                    Anadarko Petroleum Corp..............................................        26,600       1,614,288
                    Barrett Resources Corp.+.............................................        15,000         453,750
                    Chevron Corp.........................................................        75,000       5,775,000
                    Exxon Corp...........................................................        77,400       4,735,912
                    Royal Dutch Petroleum Co., NY Registry Shares........................        60,000       3,251,250
                    Unocal Corp..........................................................        45,000       1,746,562
                                                                                                           -------------
                                                                                                             29,114,512
                                                                                                           -------------
                    FINANCE -- 19.6%
                    Banks -- 7.2%
                    Associated Banc Corp.................................................        55,000       3,031,875
                    Citicorp.............................................................        45,000       5,689,687
                    Crestar Financial Corp...............................................        30,000       1,710,000
                    First Commercial Corp................................................        44,438       2,605,184
                    First Union Corp.....................................................       136,000       6,970,000

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Banks (continued)
                    Mercantile Bankshares Corp...........................................        73,000    $  2,856,125
                    NationsBank Corp.....................................................        73,000       4,439,313
                    State Street Corp....................................................        44,800       2,606,800
                    U.S. Bancorp.........................................................        22,000       2,462,625
                    Wilmington Trust Corp................................................        42,000       2,619,750

                    Financial Services -- 5.0%
                    American Express Co..................................................        81,000       7,229,250
                    Associates First Capital Corp., Class A..............................        46,000       3,271,750
                    Federal National Mortgage Association................................       144,000       8,217,000
                    Morgan Stanley, Dean Witter, Discover & Co...........................        92,400       5,463,150

                    Insurance -- 7.4%
                    Ace Ltd..............................................................        57,000       5,500,500
                    Allstate Corp........................................................        84,600       7,688,025
                    American International Group, Inc....................................        68,250       7,422,187
                    Frontier Insurance Group, Inc........................................       100,400       2,296,650
                    Marsh & McLennan Cos., Inc...........................................        27,000       2,013,188
                    Reinsurance Group America, Inc.......................................        48,150       2,049,384
                    Travelers Group, Inc.................................................       165,000       8,889,375
                                                                                                           -------------
                                                                                                             95,031,818
                                                                                                           -------------
                    HEALTHCARE -- 11.2%
                    Drugs -- 7.1%
                    American Home Products Corp..........................................        24,000       1,836,000
                    Covance, Inc.+.......................................................       125,000       2,484,375
                    Genzyme Corp.+.......................................................        80,000       2,220,000
                    Johnson & Johnson Co.................................................        15,000         988,125
                    Merck & Co., Inc.....................................................        38,000       4,037,500
                    Pfizer, Inc..........................................................       118,000       8,798,375
                    Pharmacia & Upjohn, Inc..............................................       121,600       4,453,600
                    Warner-Lambert Co....................................................        48,000       5,952,000
                    Zeneca Group PLC ADR.................................................        34,000       3,672,000

                    Health Services -- 2.0%
                    Columbia/HCA Healthcare Corp.........................................        75,000       2,221,875
                    Shared Medical Systems Corp..........................................        60,000       3,960,000
                    Tenet Healthcare Corp.+..............................................        23,200         768,500
                    United Healthcare Corp...............................................        58,800       2,921,625

                    Medical Products -- 2.1%
                    Abbott Laboratories, Inc.............................................        90,000       5,900,625
                    Biomet, Inc..........................................................        75,000       1,921,875
                    Life Technologies, Inc...............................................        77,000       2,560,250
                                                                                                           -------------
                                                                                                             54,696,725
                                                                                                           -------------
                    INDUSTRIAL & COMMERCIAL -- 12.8%
                    Aerospace & Military Technology -- 2.0%
                    Boeing Co............................................................       100,000       4,893,750
                    General Motors Corp., Class H+.......................................        40,000       1,477,500
                    United Technologies Corp.............................................        44,000       3,203,750

                    Business Services -- 3.4%
                    Avnet, Inc...........................................................        25,000       1,650,000
                    Dames & Moore, Inc...................................................       100,000       1,325,000
                    Foster Wheeler Corp..................................................        67,800       1,834,837
                    G & K Services, Inc., Class A........................................        79,000       3,318,000
                    Ionics, Inc.+........................................................        67,000       2,621,375

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    INDUSTRIAL & COMMERCIAL (continued)
                    Business Services (continued)
                    Metromail Corp.+.....................................................       101,000    $  1,805,375
                    Tetra Tech, Inc.+....................................................        92,500       1,850,000
                    United States Rentals, Inc.+.........................................        96,000       2,256,000

                    Electrical Equipment -- 3.8%
                    General Electric Co..................................................       150,000      11,006,250
                    Hubbell, Inc., Class B...............................................        94,000       4,635,375
                    Littelfuse, Inc.+....................................................       108,000       2,686,500

                    Machinery -- 1.7%
                    Caterpillar, Inc.....................................................        56,600       2,748,637
                    Donaldson Co., Inc...................................................        55,000       2,478,437
                    MSC Industrial Direct Co., Inc. Class A+.............................         9,000         381,375
                    Paxar Corp.+.........................................................        87,000       1,288,688
                    UCAR International, Inc.+............................................        36,000       1,437,750

                    Multi-Industry -- 0.8%
                    Minnesota Mining & Manufacturing Co..................................        44,000       3,610,750

                    Transportation -- 1.1%
                    Air Express International Corp.......................................        91,500       2,790,750
                    Union Pacific Corp...................................................        43,000       2,684,813
                                                                                                           -------------
                                                                                                             61,984,912
                                                                                                           -------------
                    INFORMATION & ENTERTAINMENT -- 6.5%
                    Broadcasting & Media -- 2.9%
                    ADVO, Inc.+..........................................................       105,000       2,047,500
                    Cox Communications, Inc., Class A+...................................        81,000       3,245,063
                    Disney (Walt) Co.....................................................        22,000       2,179,375
                    Gannett Co., Inc.....................................................       110,000       6,799,375

                    Entertainment Products -- 0.5%
                    Speedway Motorsports, Inc.+..........................................        90,000       2,233,125

                    Leisure & Tourism -- 3.1%
                    Landry's Seafood Restaurants, Inc.+..................................        50,000       1,200,000
                    McDonald's Corp......................................................        98,000       4,679,500
                    Mirage Resorts, Inc..................................................       130,000       2,957,500
                    Southwest Airlines Co................................................       247,500       6,094,687
                                                                                                           -------------
                                                                                                             31,436,125
                                                                                                           -------------
                    INFORMATION TECHNOLOGY -- 19.0%
                    Communication Equipment -- 3.2%
                    3Com Corp.+..........................................................        28,000         978,250
                    Andrew Corp.+........................................................        54,000       1,296,000
                    Cisco Systems, Inc.+.................................................       135,000       7,526,250
                    Lucent Technologies, Inc.............................................        41,167       3,288,214
                    Motorola, Inc........................................................        40,000       2,282,500

                    Computers & Business Equipment -- 3.5%
                    Adaptec, Inc.+.......................................................        52,600       1,952,775
                    EMC Corp.+...........................................................       140,000       3,841,250
                    Hewlett-Packard Co...................................................        77,000       4,812,500
                    International Business Machines Corp.................................        60,000       6,273,750

                    Electronics -- 3.8%
                    AMP, Inc.............................................................        70,000       2,940,000
                    Analog Devices, Inc.+................................................       110,000       3,045,625
                    Dallas Semiconductor Corp............................................        59,000       2,404,250
                    Intel Corp...........................................................        70,000       4,917,500

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY (continued)
                    Electronics (continued)
                    Maxim Integrated Products, Inc.+.....................................        42,000    $  1,449,000
                    Silicon Valley Group, Inc.+..........................................        80,000       1,810,000
                    Texas Instruments, Inc...............................................        40,000       1,800,000

                    Software -- 8.5%
                    American Management Systems, Inc.+...................................       123,000       2,398,500
                    Automatic Data Processing, Inc.......................................       112,000       6,874,000
                    BISYS Group, Inc.+...................................................        50,000       1,662,500
                    Cognos, Inc.+........................................................        90,000       2,070,000
                    Computer Sciences Corp...............................................        45,000       3,757,500
                    DST Systems, Inc.+...................................................        59,000       2,518,563
                    First Data Corp......................................................       100,000       2,925,000
                    Microsoft Corp.+.....................................................        60,000       7,755,000
                    PeopleSoft, Inc.+....................................................        62,000       2,418,000
                    Policy Management Systems Corp.+.....................................        52,000       3,617,250
                    Sterling Software, Inc.+.............................................        78,000       3,198,000
                    Synopsys, Inc.+......................................................        49,000       1,751,750
                    Systems & Computer Technology Corp.+.................................        12,000         595,500
                                                                                                           -------------
                                                                                                             92,159,427
                                                                                                           -------------
                    MATERIALS -- 3.2%
                    Chemicals -- 1.5%
                    du Pont (E.I.) de Nemours & Co.......................................        72,000       4,324,500
                    Minerals Technologies, Inc...........................................        61,000       2,771,687

                    Metals & Minerals -- 0.6%
                    Aluminum Co. of America..............................................        40,000       2,815,000

                    Paper Products -- 1.1%
                    Bemis Co., Inc.......................................................        23,000       1,013,438
                    Crown, Cork & Seal Co., Inc..........................................        40,000       2,005,000
                    International Paper Co...............................................        59,000       2,544,375
                                                                                                           -------------
                                                                                                             15,474,000
                                                                                                           -------------
                    UTILITIES -- 3.2%
                    Telephone -- 3.2%
                    AT&T Corp............................................................        64,000       3,920,000
                    Century Telephone Enterprises, Inc...................................        33,000       1,643,813
                    SBC Communications, Inc..............................................        87,000       6,372,750
                    WorldCom, Inc.+......................................................       120,000       3,630,000
                                                                                                           -------------
                                                                                                             15,566,563
                                                                                                           -------------
                    TOTAL INVESTMENT SECURITIES (cost $311,550,840)......................                   466,622,126
                                                                                                           -------------


                                                                                             PRINCIPAL
                                        REPURCHASE AGREEMENT -- 3.8%                          AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    Joint Repurchase Agreement Account (Note 3) (cost $18,295,000).......   $18,295,000      18,295,000
                                                                                                           -------------

                    TOTAL INVESTMENTS --
                      (cost $329,845,840)                       99.9%                                       484,917,126
                    Other assets less liabilities --             0.1                                            611,134
                                                               -----                                       -------------
                    NET ASSETS --                              100.0%                                      $485,528,260
                                                               =====                                       =============


              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipts

              See Notes to Financial Statements

---------------------

---------------------

    ANCHOR SERIES TRUST
    CAPITAL APPRECIATION
    PORTFOLIO                          INVESTMENT PORTFOLIO -- DECEMBER 31, 1997

                                            COMMON STOCK -- 90.1%                             SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 8.8%
                    Apparel & Textiles -- 0.4%
                    Tefron Ltd.+.........................................................       150,000    $  3,450,000

                    Retail -- 8.4%
                    Barnes & Noble, Inc.+................................................       400,000      13,350,000
                    Bed Bath & Beyond, Inc.+.............................................       400,000      15,400,000
                    Gadzooks, Inc.+......................................................       150,000       3,150,000
                    Gap, Inc.............................................................       400,000      14,175,000
                    Home Depot, Inc......................................................       195,000      11,480,625
                    Hot Topic, Inc.+.....................................................       130,500       2,968,875
                    Mercantile Stores Co., Inc...........................................       125,000       7,609,375
                                                                                                           -------------
                                                                                                             71,583,875
                                                                                                           -------------
                    CONSUMER STAPLES -- 1.5%
                    Food, Beverage & Tobacco -- 1.2%
                    American Italian Pasta Co., Class A+.................................       175,000       4,375,000
                    General Cigar Holdings, Inc., Class A+...............................       175,000       3,729,687
                    International Home Foods, Inc.+......................................        75,000       2,100,000

                    Household Products -- 0.3%
                    Revlon, Inc., Class A+...............................................        70,000       2,471,875
                                                                                                           -------------
                                                                                                             12,676,562
                                                                                                           -------------
                    ENERGY -- 5.7%
                    Energy Services -- 5.4%
                    ENSCO International, Inc.............................................       450,000      15,075,000
                    Noble Drilling Corp.+................................................       100,000       3,062,500
                    Santa Fe International Corp..........................................       150,900       6,139,744
                    Transocean Offshore, Inc.............................................       400,000      19,275,000

                    Energy Sources -- 0.3%
                    Vastar Resources, Inc................................................        76,400       2,731,300
                                                                                                           -------------
                                                                                                             46,283,544
                                                                                                           -------------
                    FINANCE -- 11.4%
                    Financial Services -- 5.6%
                    Interra Financial, Inc...............................................       140,000       9,660,000
                    Legg Mason, Inc......................................................       186,666      10,441,629
                    McDonald & Co. Investments, Inc......................................       170,000       4,823,750
                    Morgan Keegan, Inc...................................................       330,000       8,353,125
                    Piper Jaffray Cos., Inc..............................................       280,000      10,202,500
                    Raymond James Financial, Inc.........................................        65,000       2,579,688

                    Insurance -- 5.8%
                    Ace Ltd..............................................................       250,000      24,125,000
                    Allstate Corp........................................................       200,000      18,175,000
                    Transatlantic Holdings, Inc..........................................        67,500       4,826,250
                                                                                                           -------------
                                                                                                             93,186,942
                                                                                                           -------------

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    HEALTHCARE -- 13.3%
                    Drugs -- 7.2%
                    Eisai Co., Ltd.......................................................       575,000    $  8,763,498
                    Genzyme Corp.+.......................................................       475,000      13,181,250
                    Human Genome Sciences, Inc.+.........................................        40,000       1,590,000
                    Immunex Corp.+.......................................................       210,000      11,340,000
                    Pharmacia & Upjohn, Inc..............................................       170,000       6,226,250
                    Warner-Lambert Co....................................................        90,000      11,160,000
                    Zeneca Group PLC ADR.................................................        56,800       6,134,400

                    Health Services -- 4.6%
                    Beverly Enterprises, Inc.+...........................................       500,000       6,500,000
                    Columbia/HCA Healthcare Corp.........................................       280,000       8,295,000
                    IDX Systems Corp.+...................................................        90,000       3,330,000
                    Magellan Health Services, Inc.+......................................       200,000       4,300,000
                    MedPartners, Inc.+...................................................       400,000       8,950,000
                    Vencor, Inc.+........................................................       250,000       6,109,375

                    Medical Products -- 1.5%
                    Biomet, Inc..........................................................       200,000       5,125,000
                    Perkin-Elmer Corp....................................................        75,000       5,329,687
                    Physio-Control International Corp.+..................................       115,000       1,825,625
                                                                                                           -------------
                                                                                                            108,160,085
                                                                                                           -------------
                    INDUSTRIAL & COMMERCIAL -- 9.6%
                    Aerospace & Military Technology -- 2.9%
                    General Motors Corp., Class H+.......................................       100,000       3,693,750
                    Gulfstream Aerospace Corp.+..........................................       290,000       8,482,500
                    Loral Space & Communications Corp.+..................................       240,000       5,145,000
                    Precision Castparts Corp.............................................       100,000       6,031,250

                    Business Services -- 2.9%
                    American Residential Services, Inc.+.................................       150,000       2,343,750
                    Group Maintenance America Corp.+.....................................       186,000       3,127,125
                    Republic Industries, Inc.+(1)........................................       320,700       7,476,319
                    Select Appointments Holdings PLC ADR.................................       210,000       3,832,500
                    Service Experts, Inc.+...............................................       124,900       3,575,262
                    West TeleServices Corp.+.............................................       260,000       3,120,000

                    Electrical Equipment -- 2.4%
                    General Cable Corp.+.................................................       282,900      10,237,444
                    Honeywell, Inc.......................................................       140,000       9,590,000

                    Transportation -- 1.4%
                    Pittston Burlington Co...............................................       139,400       3,659,250
                    Werner Enterprises, Inc..............................................       380,000       7,790,000
                                                                                                           -------------
                                                                                                             78,104,150
                                                                                                           -------------
                    INFORMATION & ENTERTAINMENT -- 13.5%
                    Broadcasting & Media -- 12.9%
                    CanWest Global Communications Corp...................................       197,200       3,549,600
                    Central European Media Enterprises Ltd., Class A+....................       140,000       3,535,000
                    EchoStar Communications Corp., Class A+..............................       180,000       3,015,000
                    Jacor Communications, Inc.+..........................................       225,000      11,953,125
                    Lamar Advertising Co., Class A.......................................       150,000       5,962,500
                    LodgeNet Entertainment Corp.+........................................       181,100       1,992,100
                    Metro Networks, Inc.+................................................       145,000       4,748,750
                    MetroNet Communications Corp., Class B+..............................        46,200         802,725
                    NTL, Inc.+...........................................................       146,666       4,088,315
                    Outdoor Systems, Inc.+...............................................       287,925      11,049,122
                    Pulitzer Publishing Co...............................................        92,766       5,826,864
                    Scripps (E.W) Co., Class A...........................................        70,000       3,390,625

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT (continued)
                    Broadcasting & Media (continued)
                    Tele-Communications Liberty Media Group, Class A+....................       700,000    $ 25,375,000
                    Universal Outdoor Holdings, Inc.+....................................       163,000       8,476,000
                    Viacom, Inc., Class B+...............................................       170,000       7,044,375
                    Young Broadcasting, Inc., Class A+...................................       100,000       3,875,000

                    Leisure & Tourism -- 0.6%
                    American Skiing Co.+.................................................       200,200       2,977,975
                    Virgin Express Holdings PLC ADR+.....................................       102,800       2,133,100
                                                                                                           -------------
                                                                                                            109,795,176
                                                                                                           -------------
                    INFORMATION TECHNOLOGY -- 24.1%
                    Communication Equipment -- 3.6%
                    3Com Corp.+..........................................................       175,000       6,114,063
                    APT Satellite Holdings Ltd. ADR+.....................................       150,000       1,762,500
                    CIENA Corp.+.........................................................        67,800       4,144,275
                    Gilat Satellite Networks Ltd.+.......................................       125,000       3,578,125
                    Larscom, Inc., Class A+..............................................       150,000       1,425,000
                    Natural Microsystems Corp.+..........................................        90,000       4,185,000
                    NICE Systems Ltd. ADR+...............................................       160,000       6,720,000
                    Teledata Communications, Inc.+.......................................        75,000       1,368,750

                    Computers & Business Equipment -- 3.7%
                    Adaptec, Inc.+.......................................................       150,000       5,568,750
                    Discreet Logic, Inc.+................................................       150,000       3,290,625
                    EMC Corp.+...........................................................       650,000      17,834,375
                    Splash Technology Holdings, Inc.+....................................       150,000       3,375,000

                    Electronics -- 4.4%
                    Analog Devices, Inc.+................................................       267,300       7,400,869
                    Peak International Ltd.+.............................................        37,500         782,813
                    Philips Electronics NV-NY Shares.....................................       350,000      21,175,000
                    Xilinx, Inc.+........................................................       175,000       6,135,937

                    Software -- 12.4%
                    BA Merchants Services, Inc., Class A+................................       199,400       3,539,350
                    BISYS Group, Inc.+...................................................       360,000      11,970,000
                    BMC Software, Inc....................................................       170,000      11,156,250
                    Computer Sciences Corp...............................................       190,000      15,865,000
                    DST Systems, Inc.+...................................................       200,000       8,537,500
                    Electronic Arts, Inc.+...............................................       200,000       7,562,500
                    First Data Corp......................................................       315,000       9,213,750
                    Omtool Ltd.+.........................................................       170,000       1,742,500
                    Parametric Technology Corp.+.........................................       225,000      10,659,375
                    Policy Management Systems Corp.+.....................................        75,000       5,217,187
                    Rational Software Corp.+.............................................       150,000       1,706,250
                    Sterling Software, Inc.+.............................................       340,000      13,940,000
                                                                                                           -------------
                                                                                                            195,970,744
                                                                                                           -------------
                    REAL ESTATE -- 1.0%
                    Real Estate Companies -- 1.0%
                    Security Capital Group, Inc., Class B+...............................       254,100       8,258,250
                                                                                                           -------------

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    UTILITIES -- 1.2%
                    Telephone -- 1.2%
                    Teleport Communications Group Inc., Class A+.........................        70,000    $  3,841,250
                    WorldCom, Inc.+......................................................       200,000       6,050,000
                                                                                                           -------------
                                                                                                              9,891,250
                                                                                                           -------------
                    TOTAL COMMON STOCK (cost $559,045,302)...............................                   733,910,578
                                                                                                           -------------
                                           PREFERRED STOCK -- 0.7%
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- 0.7%
                    Broadcasting & Media -- 0.7%
                    News Corp., Ltd. ADR (cost $4,691,342)...............................       300,000       5,962,500
                                                                                                           -------------
                    TOTAL INVESTMENT SECURITIES (cost $563,736,644)......................                   739,873,078
                                                                                                           -------------
                                                                                             PRINCIPAL
                    REPURCHASE AGREEMENT -- 10.6%                                             AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    Joint Repurchase Agreement Account (Note 3)
                      (cost $86,080,000).................................................   $86,080,000      86,080,000
                                                                                                           -------------
                    TOTAL INVESTMENTS --
                      (cost $649,816,644)                            101.4%                                 825,953,078
                    Liabilities in excess of other assets --          (1.4)                                 (11,642,012)
                                                                     -----                                 -------------
                    NET ASSETS --                                    100.0%                                $814,311,066
                                                                     =====                                 =============


              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipt

              (1) At December 31, 1997 the Portfolio held a restricted security amounting to 0.9% of net assets. The Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of the following security:

                                                                                   VALUATION
                                                                                     AS OF
                                                           DATE OF       UNIT     DECEMBER 31,
                     DESCRIPTION                         ACQUISITION     COST         1997
                     -----------                         -----------    -------   ------------
                      Republic Industries, Inc.            1/17/97      $33.59      $23.3125

              See Notes to Financial Statements

---------------------

---------------------

    ANCHOR SERIES TRUST
    NATURAL RESOURCES
    PORTFOLIO                          INVESTMENT PORTFOLIO -- DECEMBER 31, 1997

                                             COMMON STOCK -- 92.4%                              SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    ENERGY -- 30.3%
                    Energy Sources -- 30.3%
                    Alberta Energy Co., Ltd................................................       40,000    $   776,740
                    Amerada Hess Corp......................................................       24,390      1,338,401
                    Anadarko Petroleum Corp................................................       10,000        606,875
                    Apex Silver Mines Ltd.+................................................       17,500        223,125
                    Barrett Resources Corp.+...............................................       30,000        907,500
                    Chevron Corp...........................................................       20,000      1,540,000
                    Enron Oil & Gas Co.....................................................       20,600        436,463
                    Norsk Hydro ASA ADR....................................................       30,000      1,530,000
                    Northstar Energy Corp.+................................................       30,000        209,930
                    PanCanadian Petroleum Ltd..............................................       60,000        955,180
                    Poco Petroleum Ltd.+...................................................       60,000        529,023
                    Pogo Producing Co......................................................       15,000        442,500
                    Talisman Energy, Inc.+.................................................       27,000        812,428
                    Total SA ADR...........................................................       23,193      1,287,211
                    Ultramar Diamond Shamrock Corp.+.......................................       20,200        643,875
                    Unocal Corp............................................................       14,020        544,151
                    Vastar Resources, Inc..................................................       30,000      1,072,500
                    YPF Sociedad Anonima ADR...............................................       38,000      1,299,125
                                                                                                            -----------
                                                                                                             15,155,027
                                                                                                            -----------
                    MATERIALS -- 51.8%
                    Metals & Minerals -- 41.1%
                    Alcan Aluminium Ltd....................................................       15,000        414,375
                    Alumax, Inc.+..........................................................       20,200        686,800
                    Aluminum Co. of America................................................       17,600      1,238,600
                    Ashanti Goldfields Co., Ltd. GDR.......................................      111,064        832,980
                    Barrick Gold Corp......................................................       80,000      1,490,000
                    Billiton PLC+*.........................................................      481,400      1,233,491
                    Carbide/Graphite Group, Inc.+..........................................       42,100      1,420,875
                    Companhia Vale do Rio Doce ADR.........................................       51,000      1,033,260
                    EASCO, Inc.............................................................       59,000        781,750
                    Freeport-McMoRan Copper & Gold, Inc. Class A...........................       72,900      1,116,281
                    Freeport-McMoRan Copper & Gold, Inc., Class B..........................       10,000        157,500
                    Hecla Mining Co.+......................................................       17,300         85,419
                    Newcrest Mining Ltd....................................................       95,953        104,437
                    Newmont Gold Co........................................................       22,600        673,763
                    Newmont Mining Corp....................................................       88,150      2,589,406
                    Normandy Mining Ltd....................................................      926,155        899,396
                    Phelps Dodge Corp......................................................       21,500      1,338,375
                    Placer Dome, Inc.......................................................       90,000      1,141,875
                    Rio Tinto PLC+.........................................................       30,083        370,832
                    Stillwater Mining Co.+.................................................       36,750        615,563
                    Titanium Metals Corp.+.................................................       38,000      1,097,250
                    TVX Gold, Inc.+........................................................      133,000        448,875
                    UCAR International, Inc.+..............................................       20,750        828,703

                    Paper Products -- 10.7%
                    Bowater, Inc...........................................................       14,000        622,125
                    International Paper Co.................................................       15,000        646,875

                                                           ---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    MATERIALS (continued)
                    Paper Products (continued)
                    Jefferson Smurfit Corp.+...............................................       40,000    $   565,000
                    Temple-Inland, Inc.....................................................       14,500        758,531
                    Weyerhaeuser Co........................................................       30,000      1,471,875
                    Willamette Industries, Inc.............................................       40,000      1,287,500
                                                                                                            -----------
                                                                                                             25,951,712
                                                                                                            -----------
                    REAL ESTATE -- 10.3%
                    Real Estate Investment Trusts -- 10.3%
                    CarrAmerica Realty Corp................................................       33,300      1,055,194
                    Security Capital Pacific Trust.........................................       40,000        970,000
                    Spieker Properties, Inc................................................       24,000      1,029,000
                    Starwood Lodging Trust.................................................       18,500      1,070,687
                    Urban Shopping Centers, Inc............................................       29,400      1,025,325
                                                                                                            -----------
                                                                                                              5,150,206
                                                                                                            -----------
                    TOTAL COMMON STOCK (cost $47,274,317)..................................                  46,256,945
                                                                                                            -----------

                                               WARRANTS -- 0.0%+
                    ----------------------------------------------------------------------------------------------------
                    REAL ESTATE -- 0.0%
                    Real Estate Investment Trusts -- 0.0%
                    Security Capital Group, Inc., Class B 9/18/98 (cost $18,682)...........        2,105         11,051
                                                                                                            -----------
                    TOTAL INVESTMENT SECURITIES (cost $47,292,999).........................                  46,267,996
                                                                                                            -----------

                                                                                              PRINCIPAL
                                         REPURCHASE AGREEMENT -- 5.6%                           AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    Joint Repurchase Agreement Account (Note 3) (cost $2,800,000)..........   $2,800,000      2,800,000
                                                                                                            -----------

                    TOTAL INVESTMENTS --
                      (cost $50,092,999)                                 98.0%                               49,067,996
                    Other assets less liabilities --                      2.0                                   985,936
                                                                        -----                               -----------
                    NET ASSETS --                                       100.0%                              $50,053,932
                                                                        =====                               ===========

              -----------------------------

              + Non-income producing securities
              * Resale restricted to qualified institutional buyers ADR -- American Depository Receipt
              GDR -- Global Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    ANCHOR SERIES TRUST
    MULTI-ASSET PORTFOLIO              INVESTMENT PORTFOLIO -- DECEMBER 31, 1997

                                            COMMON STOCK -- 59.5%                              SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 4.4%
                    Retail -- 4.4%
                    CVS Corp..............................................................       28,000    $  1,793,750
                    Gap, Inc..............................................................       37,500       1,328,906
                    Home Depot, Inc.......................................................       25,000       1,471,875
                    Wal-Mart Stores, Inc..................................................       45,000       1,774,688
                                                                                                              6,369,219
                    CONSUMER STAPLES -- 5.9%
                    Food, Beverage & Tobacco -- 2.1%
                    Coca-Cola Co..........................................................       15,000         999,375
                    Nabisco Holdings Corp., Class A.......................................       20,000         968,750
                    PepsiCo, Inc..........................................................       30,000       1,093,125

                    Household Products -- 3.8%
                    Estee Lauder Cos., Inc., Class A......................................       24,000       1,234,500
                    Gillette Co...........................................................       12,000       1,205,250
                    Kimberly-Clark Corp...................................................       30,000       1,479,375
                    Procter & Gamble Co...................................................       20,000       1,596,250
                                                                                                              8,576,625
                    ENERGY -- 4.2%
                    Energy Services -- 1.3%
                    Schlumberger Ltd......................................................       24,000       1,932,000

                    Energy Sources -- 2.9%
                    Amoco Corp............................................................       17,000       1,447,125
                    Chevron Corp..........................................................       15,000       1,155,000
                    Exxon Corp............................................................       27,000       1,652,063
                                                                                                              6,186,188
                    FINANCE -- 13.1%
                    Banks -- 4.2%
                    Citicorp..............................................................       14,000       1,770,125
                    First Union Corp......................................................       36,000       1,845,000
                    U.S. Bancorp..........................................................       22,000       2,462,625

                    Financial Services -- 3.8%
                    American Express Co...................................................       25,000       2,231,250
                    Federal National Mortgage Association.................................       33,000       1,883,062
                    Merrill Lynch & Co., Inc..............................................       20,000       1,458,750

                    Insurance -- 5.1%
                    Allstate Corp.........................................................       30,000       2,726,250
                    American International Group, Inc.....................................       14,500       1,576,875
                    Marsh & McLennan Cos., Inc............................................       20,000       1,491,250
                    Travelers Group, Inc..................................................       30,000       1,616,250
                                                                                                             19,061,437
                    HEALTHCARE -- 8.7%
                    Drugs -- 6.1%
                    American Home Products Corp...........................................       25,000       1,912,500
                    Bristol-Myers Squibb Co...............................................       10,000         946,250
                    Johnson & Johnson Co..................................................       26,000       1,712,750

                                                           ---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    HEALTHCARE (continued)
                    Drugs (continued)
                    Merck & Co., Inc......................................................       13,000    $  1,381,250
                    Pfizer, Inc...........................................................       26,000       1,938,625
                    Warner-Lambert Co.....................................................        8,000         992,000

                    Health Services -- 0.6%
                    Columbia/HCA Healthcare Corp..........................................       30,000         888,750

                    Medical Products -- 2.0%
                    Abbott Laboratories, Inc..............................................       30,000       1,966,875
                    Perkin-Elmer Corp.....................................................       14,000         994,875
                                                                                                             12,733,875
                    INDUSTRIAL & COMMERCIAL -- 4.5%
                    Business Services -- 0.8%
                    Hertz Corp., Class A..................................................       30,000       1,207,500

                    Electrical Equipment -- 2.0%
                    General Electric Co...................................................       40,000       2,935,000

                    Machinery -- 0.7%
                    Caterpillar, Inc......................................................       22,000       1,068,375

                    Transportation -- 1.0%
                    Union Pacific Corp....................................................       22,000       1,373,625
                                                                                                              6,584,500
                    INFORMATION & ENTERTAINMENT -- 4.5%
                    Broadcasting & Media -- 2.5%
                    Disney (Walt) Co......................................................       12,000       1,188,750
                    Gannett Co., Inc......................................................       40,000       2,472,500

                    Leisure & Tourism -- 2.0%
                    McDonald's Corp.......................................................       40,000       1,910,000
                    Mirage Resorts, Inc...................................................       40,000         910,000
                                                                                                              6,481,250
                    INFORMATION TECHNOLOGY -- 10.8%
                    Communication Equipment -- 2.1%
                    Cisco Systems, Inc.+..................................................       18,000       1,003,500
                    Lucent Technologies, Inc..............................................       12,315         983,661
                    Motorola, Inc.........................................................       18,000       1,027,125

                    Computers & Business Equipment -- 2.9%
                    EMC Corp.+............................................................       40,000       1,097,500
                    International Business Machines Corp..................................       16,000       1,673,000
                    Xerox Corp............................................................       20,000       1,476,250

                    Electronics -- 1.5%
                    Analog Devices, Inc.+.................................................       45,000       1,245,937
                    Intel Corp............................................................       13,000         913,250

                    Software -- 4.3%
                    Automatic Data Processing, Inc........................................       20,000       1,227,500
                    Computer Sciences Corp................................................       20,000       1,670,000
                    First Data Corp.......................................................       36,000       1,053,000
                    Microsoft Corp.+......................................................       12,000       1,551,000
                    PeopleSoft, Inc.+.....................................................       20,000         780,000
                                                                                                             15,701,723
                    MATERIALS -- 0.8%
                    Chemicals -- 0.8%
                    du Pont (E.I.) de Nemours & Co........................................       20,000       1,201,250

---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    UTILITIES -- 2.6%
                    Electric Utilities -- 0.7%
                    Duke Energy Corp......................................................       18,000    $    996,750

                    Telephone -- 1.9%
                    SBC Communications, Inc...............................................       25,000       1,831,250
                    WorldCom, Inc.+.......................................................       30,000         907,500
                                                                                                              3,735,500
                    TOTAL COMMON STOCK (cost $57,832,342).................................                   86,631,567
                                                                                             PRINCIPAL
                                            BONDS & NOTES -- 37.2%                             AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    ASSET-BACKED SECURITIES -- 2.0%
                    Aesop Funding II LLC 6.22% 2001*......................................   $1,000,000       1,003,660
                    Honda Auto Receivables Trust 5.95% 2003...............................      923,199         922,977
                    IBM Credit Receivables Lease Asset Master Trust 4.55% 2000............       93,444          93,020
                    Nissan Auto Receivables Grantor 6.15% 2003............................      930,293         935,758
                                                                                                              2,955,415
                    ENERGY -- 1.0%
                    Husky Oil Ltd. 7.13% 2006.............................................    1,000,000       1,015,030
                    Mobil Oil Corp. 9.17% 2000............................................      390,000         403,997
                                                                                                              1,419,027
                    FINANCE -- 5.4%
                    Bankers Trust New York Corp. 8.25% 2005...............................    1,000,000       1,092,261
                    First Financial Caribbean Corp. 7.84% 2006............................      450,000         473,063
                    Fleet Mortgage Group, Inc. 6.50% 2000.................................    1,000,000       1,007,010
                    General Electric Capital Corp. 6.50% 2006.............................    1,000,000       1,016,170
                    General Motors Acceptance Corp. 5.63% 2001............................    1,000,000         985,830
                    Lumbermans Mutual Casualty Co. 9.15% 2026*............................    1,000,000       1,156,550
                    Security Benefit Life Co. 8.75% 2016*.................................    1,000,000       1,122,860
                    United States West Capital Funding, Inc. 7.30% 2007...................    1,000,000       1,035,090
                                                                                                              7,888,834
                    INDUSTRIAL & COMMERCIAL -- 2.2%
                    Clear Channel Communications, Inc. 7.25% 2027.........................    1,000,000       1,008,880
                    Northrop Grumman Corp. 8.63% 2004.....................................    1,000,000       1,118,100
                    TCI Communications, Inc. 6.88% 2006...................................    1,000,000       1,003,680
                                                                                                              3,130,660
                    MORTGAGE-RELATED SECURITIES -- 1.7%
                    Asset Securitization Corp. 7.49% 2027.................................    1,000,000       1,069,219
                    CS First Boston Corp. 7.24% 2029(1)...................................    1,000,000       1,047,031
                    CS First Boston Mortgage 6.40% 2035(1)................................      425,000         426,195
                                                                                                              2,542,445
                    NON-U.S. GOVERNMENT OBLIGATIONS -- 1.8%
                    Quebec Province Canada 8.80% 2003.....................................    1,500,000       1,663,140
                    Republic of Lithuania 7.13% 2002*(1)..................................    1,000,000         947,500
                                                                                                              2,610,640
                    U.S. GOVERNMENT & AGENCIES -- 21.8%
                    Federal Home Loan Mortgage Corp. 6.50% 2010 - 2026....................    8,997,476       8,977,256
                    Federal Home Loan Mortgage Corp. 7.00% 2011...........................    2,397,173       2,441,616
                    Federal Home Loan Mortgage Corp. 8.50% 2001...........................    1,157,024       1,169,495
                    Government National Mortgage Association 6.50% 2023...................    4,020,498       3,979,006
                    United States Treasury Bonds 7.63% 2022...............................    6,000,000       7,224,360

                                                           ---------------------

                                                                                             PRINCIPAL
                                          BONDS & NOTES (continued)                            AMOUNT          VALUE
                    ----------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT & AGENCIES (continued)
                    United States Treasury Bonds 10.38% 2012..............................   $3,000,000    $  3,986,250
                    United States Treasury Notes 6.00% 1999...............................    4,000,000       4,020,000
                                                                                                             31,797,983
                    UTILITIES -- 1.3%
                    Korea Telecom 7.63% 2007..............................................    1,000,000         715,070
                    Niagara Mohawk Power Corp. 5.88% 2002.................................    1,250,000       1,226,367
                                                                                                              1,941,437
                    TOTAL BONDS & NOTES (cost $53,106,923)................................                   54,286,441
                    TOTAL INVESTMENT SECURITIES (cost $110,939,265).......................                  140,918,008
                                        SHORT-TERM SECURITIES -- 0.2%
                    ----------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT -- 0.2%
                    United States Treasury Bills 5.21% due 6/4/98
                        (cost $268,877)...................................................      275,000         268,899
                                         REPURCHASE AGREEMENT -- 2.8%
                    ----------------------------------------------------------------------------------------------------
                    Joint Repurchase Agreement Account@ (Note 3)
                      (cost $4,045,000)...................................................    4,045,000        4,045,000
                    TOTAL INVESTMENTS --
                    (cost $115,253,142)                                 99.7%                                145,231,907
                    Other assets less liabilities --                     0.3                                     453,527
                                                                      ------
                    NET ASSETS --                                      100.0%                               $145,685,434
                                                                      ======

              -----------------------------

              + Non-income producing securities
              * Resale restricted to qualified institutional buyers
              (1) Fair valued security; see Note 2
              @ The security or a portion thereof represents collateral for the following open futures contracts:



                    OPEN FUTURES CONTRACTS
                    -------------------------------------------------------------------------------------------------------------
                    NUMBER OF                                    EXPIRATION      VALUE AT         VALUE AS OF         UNREALIZED
                    CONTRACTS             DESCRIPTION               DATE        TRADE DATE     DECEMBER 31, 1997     APPRECIATION
                    ------------------------------------------------------------------------------------------------------------
                     9 Long       Standard & Poor's 500 Index    March 1998      $2,161,125       $ 2,202,975          $ 41,850
                                                                                                                     ===========

              See Notes to Financial Statements

---------------------

---------------------

    ANCHOR SERIES TRUST
    STRATEGIC MULTI-ASSET
    PORTFOLIO                          INVESTMENT PORTFOLIO -- DECEMBER 31, 1997

                                             COMMON STOCK -- 38.6%                              SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    CAPITAL APPRECIATION -- 15.9%
                    Aerospace & Military Technology -- 0.3%
                    Gulfstream Aerospace Corp.+............................................        5,500    $   160,875

                    Banks -- 0.0%
                    Metro Bank & Trust Co..................................................        4,200         28,259

                    Broadcasting & Media -- 2.9%
                    Central European Media Enterprises, Ltd., Class A+.....................        3,500         88,375
                    Jacor Communications, Inc.+............................................        4,000        212,500
                    Larscom Inc., Class A..................................................        5,000         47,500
                    LodgeNet Entertainment Corp.+..........................................        7,100         78,100
                    Metro Networks, Inc.+..................................................        2,500         81,875
                    Outdoor Systems, Inc.+.................................................        6,000        230,250
                    Pulitzer Publishing Co.................................................        2,000        125,625
                    Scripps (E.W) Co., Class A.............................................        1,500         72,656
                    Tele-Communications Liberty Media Group, Inc., Series A+...............        8,000        290,000
                    Universal Outdoor Holdings, Inc.+......................................        3,000        156,000
                    Viacom, Inc., Class B+.................................................        2,000         82,875
                    Young Broadcasting, Inc., Class A+.....................................        2,000         77,500

                    Business Services -- 0.8%
                    Republic Industries, Inc.+.............................................        4,000         93,250
                    Select Appointments Holdings PLC ADR...................................        5,000         91,250
                    Service Experts, Inc.+.................................................        4,000        114,500
                    West TeleServices Corp.+...............................................       12,300        147,600

                    Communication Equipment -- 0.9%
                    3Com Corp.+............................................................        2,500         87,344
                    CIENA Corp.+...........................................................        1,000         61,125
                    Gilat Satellite Networks Ltd.+.........................................        3,000         85,875
                    NICE Systems Ltd. ADR+.................................................        3,500        147,000
                    NTL, Inc.+.............................................................        3,000         83,625

                    Computers & Business Equipment -- 0.9%
                    Adaptec, Inc.+.........................................................        1,000         37,125
                    Discreet Logic, Inc.+..................................................       11,000        241,312
                    EMC Corp.+.............................................................        5,000        137,188
                    Splash Technology Holdings, Inc.+......................................        2,100         47,250

                    Drugs -- 1.3%
                    Eisai Co., Ltd.........................................................        5,999         91,422
                    Genzyme Corp.+.........................................................        8,500        235,875
                    Human Genome Sciences, Inc.+...........................................        1,000         39,750
                    Immunex Corp.+.........................................................        2,400        129,600
                    Pharmerica Inc.........................................................            1              5
                    Warner-Lambert Co......................................................        1,000        124,003
                    Zeneca Group PLC ADR...................................................          900         97,200

                    Electric Utilities -- 0.1%
                    Manila Electric Co.....................................................       15,000         49,630

                                                           ---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    CAPITAL APPRECIATION (continued)
                    Electrical Equipment -- 0.3%
                    General Cable Corp.+...................................................        4,000    $   144,750

                    Electronics -- 0.4%
                    Philips Electronics NV-NY Shares.......................................        3,600        217,800

                    Energy Services -- 0.8%
                    ENSCO International, Inc...............................................        6,000        201,000
                    Santa Fe International Corp............................................        2,000         81,375
                    Transocean Offshore, Inc...............................................        3,000        144,562

                    Energy Sources -- 0.0%
                    Vastar Resources, Inc..................................................          300         10,725

                    Financial Services -- 1.6%
                    Interra Financial, Inc.................................................        3,000        207,000
                    Legg Mason, Inc........................................................        1,333         74,564
                    McDonald & Co. Investments, Inc........................................        3,000         85,125
                    Morgan Keegan, Inc.....................................................        8,000        202,500
                    Piper Jaffray Cos., Inc................................................        8,500        309,719

                    Health Services -- 0.4%
                    Beverly Enterprises, Inc.+.............................................        5,000         65,000
                    Columbia/HCA Healthcare Corp...........................................        3,000         88,875
                    MedPartners, Inc.+.....................................................        3,500         78,313

                    Insurance -- 1.1%
                    Ace Ltd................................................................        3,500        337,750
                    Allstate Corp. ........................................................        2,500        227,165

                    Leisure & Tourism -- 0.1%
                    Virgin Express Holdings PLC ADR+.......................................        3,700         76,775

                    Real Estate Companies -- 0.3%
                    Security Capital Group, Inc., Class B+.................................        4,500        146,250

                    Retail -- 0.9%
                    Bed Bath & Beyond, Inc.+...............................................        6,000        231,000
                    Gap, Inc...............................................................        3,500        124,024
                    Hot Topic, Inc.+.......................................................        4,500        102,375

                    Software -- 2.4%
                    BA Merchants Services, Inc., Class A+..................................        2,000         35,500
                    BISYS Group, Inc.+.....................................................        5,000        166,250
                    BMC Software, Inc.+....................................................        4,000        262,500
                    DST Systems, Inc.+.....................................................        3,000        128,062
                    Electronic Arts, Inc.+.................................................        4,000        151,250
                    Omtool Ltd.+...........................................................       14,000        143,500
                    Parametric Technology Corp.+...........................................        2,500        118,438
                    Policy Management Systems Corp.+.......................................        1,500        104,344
                    Sterling Software, Inc.+...............................................        4,000        164,000

                    Telephone -- 0.2%
                    Teleport Communications Group Inc., Class A+...........................        1,500         82,313

                    Transportation -- 0.2%
                    Werner Enterprises, Inc................................................        6,000        123,000
                                                                                                            -----------
                                                                                                              8,510,123
                                                                                                            -----------
                    CORE EQUITY -- 22.7%
                    Banks -- 1.4%
                    Citicorp...............................................................        2,200        278,163
                    First Union Corp.......................................................        4,000        205,000
                    U.S. Bancorp...........................................................        2,300        257,456

---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    CORE EQUITY (continued)
                    Broadcasting & Media -- 1.0%
                    Disney (Walt) Co.......................................................        1,500    $   148,594
                    EchoStar Communications Corp., Class A+................................        5,500         92,125
                    Gannett Co., Inc.......................................................        5,000        309,062

                    Business Services -- 0.3%
                    Hertz Corp., Class A...................................................        4,000        161,000

                    Chemicals -- 0.3%
                    du Pont (E.I.) de Nemours & Co.........................................        3,000        180,188

                    Communication Equipment -- 0.9%
                    Cisco Systems, Inc.+...................................................        3,000        167,250
                    Lucent Technologies, Inc...............................................        2,138        170,773
                    Motorola, Inc..........................................................        2,500        142,656

                    Computers & Business Equipment -- 1.1%
                    EMC Corp.+.............................................................        5,000        137,188
                    International Business Machines Corp...................................        2,600        271,862
                    Xerox Corp.............................................................        2,500        184,531

                    Drugs -- 2.4%
                    American Home Products Corp............................................        3,000        229,500
                    Bristol-Myers Squibb Co................................................        1,500        141,937
                    Johnson & Johnson Co...................................................        4,000        263,500
                    Merck & Co., Inc.......................................................        2,000        212,500
                    Pfizer, Inc............................................................        3,000        223,687
                    Pharmacia & Upjohn, Inc................................................        2,500         91,563
                    Warner-Lambert Co......................................................        1,100        136,398

                    Electrical Equipment -- 0.7%
                    General Electric Co....................................................        5,400        396,225

                    Electronics -- 0.5%
                    Analog Devices, Inc.+..................................................        5,000        138,438
                    Intel Corp.............................................................        1,500        105,375

                    Energy Services -- 0.5%
                    Schlumberger Ltd.......................................................        3,000        241,500

                    Energy Sources -- 1.1%
                    Amoco Corp.............................................................        2,000        170,250
                    Chevron Corp...........................................................        2,500        192,500
                    Exxon Corp.............................................................        3,500        214,156

                    Financial Services -- 1.5%
                    American Express Co....................................................        3,500        312,375
                    Federal National Mortgage Association..................................        4,500        256,781
                    Merrill Lynch & Co., Inc...............................................        3,000        218,813

                    Food, Beverage & Tobacco -- 0.8%
                    Coca-Cola Co...........................................................        2,000        133,250
                    Nabisco Holdings Corp., Class A........................................        3,000        145,312
                    PepsiCo, Inc...........................................................        4,000        145,750

                    Health Services -- 0.3%
                    Columbia/HCA Healthcare Corp...........................................        5,000        148,125

                    Household Products -- 1.6%
                    Estee Lauder Cos., Inc., Class A.......................................        4,000        205,750
                    Gillette Co............................................................        2,000        200,875
                    Kimberly-Clark Corp....................................................        5,000        246,562
                    Procter & Gamble Co....................................................        2,400        191,550

                                                           ---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    CORE EQUITY (continued)
                    Insurance -- 1.8%
                    Allstate Corp..........................................................        3,000    $   272,648
                    American International Group, Inc......................................        2,300        250,125
                    Marsh & McLennan Cos., Inc.............................................        2,600        193,863
                    Travelers Group, Inc...................................................        4,500        242,437

                    Leisure & Tourism -- 0.9%
                    McDonald's Corp........................................................        6,000        286,500
                    Mirage Resorts, Inc....................................................        8,000        182,000

                    Machinery -- 0.2%
                    Caterpillar, Inc.......................................................        2,500        121,406

                    Medical Products -- 0.9%
                    Abbott Laboratories, Inc...............................................        4,500        295,031
                    Perkin-Elmer Corp......................................................        2,500        177,656

                    Retail -- 1.7%
                    CVS Corp...............................................................        4,000        256,250
                    Gap, Inc...............................................................        6,000        212,632
                    Home Depot, Inc........................................................        3,700        217,838
                    Wal-Mart Stores, Inc...................................................        6,000        236,625

                    Software -- 1.8%
                    Automatic Data Processing, Inc.........................................        3,000        184,125
                    Computer Sciences Corp.................................................        3,200        267,200
                    First Data Corp........................................................        6,000        175,500
                    Microsoft Corp.+.......................................................        1,800        232,650
                    PeopleSoft, Inc.+......................................................        2,500         97,500

                    Telephone -- 0.6%
                    SBC Communications, Inc................................................        3,000        219,750
                    WorldCom, Inc.+........................................................        3,500        105,875

                    Transportation -- 0.4%
                    Union Pacific Corp.....................................................        3,000        187,313
                                                                                                            -----------
                                                                                                             12,083,444
                                                                                                            -----------
                    TOTAL COMMON STOCK (cost $14,341,996)..................................                  20,593,567
                                                                                                            -----------

                                            PREFERRED STOCK -- 0.8%
                    ----------------------------------------------------------------------------------------------------
                    CAPITAL APPRECIATION -- 0.3%
                    Finance -- 0.3%
                    Superior National Insurance Group, Inc. 10.75%*(1).....................          140        143,500
                    BRAZIL -- 0.3%
                    Broadcasting & Media -- 0.0%
                    Telecomunicacoes de Sao Paulo SA.......................................      132,000         35,126

                    Electric Utilities -- 0.1%
                    Cemig Cia Energy MG....................................................    1,063,900         46,224

                    Energy Sources -- 0.1%
                    Petroleo Brasileiros SA................................................      314,000         73,432

                    Utilities -- 0.1%
                    Cia Riograndense Telecomunicacoes......................................       28,900         35,606
                                                                                                            -----------
                                                                                                                190,388
                                                                                                            -----------

---------------------

                                          PREFERRED STOCK (continued)                           SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    GERMANY -- 0.2%
                    Retail -- 0.2%
                    Hornbach Holding AG....................................................        1,300    $    89,969
                                                                                                            -----------
                    TOTAL PREFERRED STOCK (cost $405,369)..................................                     423,857
                                                                                                            -----------
                                                                                              PRINCIPAL
                                            BONDS & NOTES -- 25.2%                              AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    AEROSPACE & MILITARY TECHNOLOGY -- 0.3%
                    Argo-Tech Corp. 8.63% 2007*............................................   $   50,000         49,875
                    K & F Industries, Inc. 9.25% 2007*.....................................       50,000         51,250
                    Moog, Inc., Class B 10.00% 2006........................................       50,000         55,000
                                                                                                            -----------
                                                                                                                156,125
                                                                                                            -----------
                    AUTOMOTIVE -- 0.6%
                    Hayes Wheels International, Inc. 11.00% 2006...........................       25,000         27,875
                    Johnstown America Industries, Inc. 11.75% 2005.........................       85,000         93,287
                    Key Plastics, Inc., Class B 10.25% 2007................................      100,000        106,000
                    Lear Corp. 9.50% 2006..................................................      100,000        110,000
                                                                                                            -----------
                                                                                                                337,162
                                                                                                            -----------
                    CABLE -- 0.5%
                    Cablevision Systems Corp. 9.25% 2005...................................      100,000        106,000
                    Rifkin Acquisitions Partners L.P. 11.13% 2006..........................       50,000         54,875
                    Tele-Communications, Inc. 9.25% 2023...................................      100,000        110,787
                                                                                                            -----------
                                                                                                                271,662
                                                                                                            -----------
                    CHEMICALS -- 0.5%
                    Freedom Chemical Co. 10.63% 2006.......................................       50,000         55,000
                    Huntsman Polymers Corp. 11.75% 2004....................................       25,000         28,031
                    Pioneer Americas Acquisition Corp., Class B 9.25% 2007.................      100,000        100,000
                    Sovereign Specialty Chemicals, Inc. 9.50% 2007*........................       50,000         51,375
                    Texas Petrochemicals Corp. 11.13% 2006.................................       35,000         37,800
                                                                                                            -----------
                                                                                                                272,206
                                                                                                            -----------
                    COMMUNICATIONS & MEDIA -- 0.6%
                    EchoStar DBS Corp. 12.50% 2002.........................................       45,000         49,162
                    Muzak L.P. 10.00% 2003.................................................      100,000        104,250
                    Young Broadcasting, Inc. 9.00% 2006....................................       50,000         50,000
                    Young Broadcasting, Inc. 11.75% 2004...................................      100,000        111,250
                                                                                                            -----------
                                                                                                                314,662
                                                                                                            -----------
                    CONSUMER DISCRETIONARY -- 0.1%
                    Standard Pacific Corp. 8.50% 2007......................................       70,000         69,913
                                                                                                            -----------
                    ENERGY -- 1.4%
                    Petroleos Mexicanos 8.85% 2007.........................................      250,000        247,670
                    Phillips Petroleum Co. 9.18% 2021......................................      250,000        279,742
                    Plains Resources, Inc., Class B 10.25% 2006............................      100,000        107,750
                    Pride Petroleum Services, Inc. 9.38% 2007..............................       30,000         32,250
                    Transportadora De Gas 10.25% 2001......................................      100,000        104,750
                                                                                                            -----------
                                                                                                                772,162
                                                                                                            -----------
                    FINANCE -- 0.6%
                    First Nationwide Parent Holdings 12.50% 2003...........................      100,000        113,500
                    Pindo Deli Finance Mauritius Ltd. 10.75% 2007..........................      100,000         85,750
                    Western Financial Savings Bank 8.88% 2007..............................      150,000        144,750
                                                                                                            -----------
                                                                                                                344,000
                                                                                                            -----------

                                                           ---------------------

                                                                                              PRINCIPAL
                                           BONDS & NOTES (continued)                            AMOUNT         VALUE
                    ----------------------------------------------------------------------------------------------------
                    FOOD & LODGING -- 0.2%
                    Aurora Foods, Inc. 9.88% 2007..........................................   $   25,000    $    26,313
                    Del Monte Foods Co. zero coupon 2007*(2)...............................      100,000         57,625
                                                                                                            -----------
                                                                                                                 83,938
                                                                                                            -----------
                    GAMING -- 0.3%
                    Fitzgeralds Gaming Corp. 12.25% 2004*..................................       35,000         35,263
                    Hollywood Casino, Inc. 12.75% 2003.....................................      100,000        107,250
                                                                                                            -----------
                                                                                                                142,513
                                                                                                            -----------
                    HEALTHCARE -- 0.3%
                    Owens & Minor, Inc. 10.88% 2006........................................       60,000         66,600
                    Vencor, Inc. 8.63% 2007................................................       75,000         74,813
                                                                                                            -----------
                                                                                                                141,413
                                                                                                            -----------
                    INDUSTRIAL & COMMERCIAL -- 0.7%
                    Cabot Safety Acquisition Corp. 12.50% 2005.............................      100,000        112,500
                    Globo Comunicacoes SA 10.50% 2006*.....................................      100,000         95,000
                    Graphic Controls Corp., Class A 12.00% 2005............................       50,000         55,813
                    International Wire Group, Inc., Class B 11.75% 2005....................       90,000         98,775
                    Scotsman Group, Inc. 8.63% 2007........................................       35,000         35,131
                                                                                                            -----------
                                                                                                                397,219
                                                                                                            -----------
                    INFORMATION & ENTERTAINMENT -- 0.2%
                    MCI Communications Corp. 7.13% 2000....................................       90,000         91,604
                                                                                                            -----------
                    INFORMATION TECHNOLOGY -- 0.5%
                    Decision Holdings Corp. zero coupon 2008(2)............................       50,000         32,500
                    Iridium Capital Corp., Class C 11.25% 2005*............................      100,000         98,500
                    Iron Mountain Inc. Delaware 8.75% 2009*................................       35,000         35,875
                    Pierce Leahy Corp. 9.13% 2007..........................................       75,000         78,000
                                                                                                            -----------
                                                                                                                244,875
                                                                                                            -----------
                    MATERIALS -- 1.1%
                    A.K. Steel Corp. 9.13% 2006............................................      150,000        153,375
                    A.K. Steel Corp. 10.75% 2004...........................................      100,000        106,500
                    Acindar Industria Argentina de Aceros SA 11.25% 2004...................       55,000         54,038
                    CSN Iron SA 9.13% 2007*................................................      100,000         83,000
                    Nortek, Inc., Class B 9.25% 2007.......................................       70,000         71,400
                    Vale Rio Doce Cia zero coupon 1999(1)..................................        2,000              0
                    Weirton Steel Corp. 11.38% 2004........................................      100,000        104,000
                                                                                                            -----------
                                                                                                                572,313
                                                                                                            -----------
                    NON-U.S. GOVERNMENT OBLIGATIONS -- 0.8%
                    British Columbia Province Canada 6.50% 2026............................      150,000        150,457
                    Republic of Argentina 8.38% 2003.......................................      150,000        143,250
                    Republic of Argentina 11.00% 2006......................................      100,000        107,500
                                                                                                            -----------
                                                                                                                401,207
                                                                                                            -----------
                    PAPER PRODUCTS -- 1.5%
                    Aracruz Celulose SA 10.38% 2002........................................      100,000        101,250
                    Container Corp. of America 10.75% 2002.................................      225,000        246,375
                    Industrias Klabin de Papel e Celulose SA 11.00% 2004...................      100,000         95,000
                    S.D. Warren Co., Class B 12.00% 2004...................................      100,000        111,750
                    Silgan Holdings Corp. 9.00% 2009.......................................      250,000        255,625
                                                                                                            -----------
                                                                                                                810,000
                                                                                                            -----------
                    RETAIL -- 0.1%
                    Guitar Center Management Co., Inc. 11.00% 2006*........................       33,000         36,341
                                                                                                            -----------

---------------------

                                                                                              PRINCIPAL
                                           BONDS & NOTES (continued)                            AMOUNT         VALUE
                    ----------------------------------------------------------------------------------------------------
                    TELECOMMUNICATIONS -- 0.7%
                    Globalstar L.P. 10.75% 2004*...........................................   $  150,000    $   147,000
                    GST Telecommunications, Inc. 12.75% 2007...............................       60,000         62,400
                    Microcell Telecommunications zero coupon 2007(2).......................      160,000         62,139
                    Philippine Long District Telephone Co. Maine 7.85% 2007................      100,000         86,980
                                                                                                            -----------
                                                                                                                358,519
                                                                                                            -----------
                    U.S. GOVERNMENT & AGENCIES -- 14.2%
                    Government National Mortgage Association 6.00% 2009....................      157,686        156,798
                    Government National Mortgage Association 6.50% 2008 - 2009.............    1,050,444      1,060,938
                    Government National Mortgage Association 7.50% 2022 - 2024.............      595,536        611,555
                    Government National Mortgage Association 8.50% 2024....................      308,451        324,546
                    United States Treasury Bonds 5.88% 2004................................      250,000        252,187
                    United States Treasury Bonds 6.25% 2023................................      200,000        206,000
                    United States Treasury Bonds 9.25% 2016................................      150,000        203,531
                    United States Treasury Notes 6.25% 2003................................      750,000        766,995
                    United States Treasury Notes 6.50% 2006................................      500,000        523,515
                    United States Treasury Notes 7.50% 2001................................      750,000        795,120
                    United States Treasury Notes 7.75% 1999................................      500,000        518,515
                    United States Treasury Notes 7.88% 1999 - 2004.........................    1,250,000      1,357,697
                    United States Treasury Notes 8.50% 2000................................      750,000        791,715
                                                                                                            -----------
                                                                                                              7,569,112
                                                                                                            -----------
                    TOTAL BONDS & NOTES (cost $12,587,045).................................                  13,386,946
                                                                                                            -----------
                                               WARRANTS -- 0.0%+                                SHARES
                    ----------------------------------------------------------------------------------------------------
                    THAILAND -- 0.0%
                    Siam Commercial Bank 12/31/02 (Finance)(1)
                      (cost $0)............................................................          400              0
                                                                                                            -----------

                                          FOREIGN SECURITIES -- 28.6%
                    ----------------------------------------------------------------------------------------------------
                    ARGENTINA -- 0.2%
                    Banco de Galicia y Buenos Aires SA de CV (Finance).....................       10,300         65,932
                    Telefonica de Argentina SA ADR (Utilities).............................        1,500         55,875
                                                                                                            -----------
                                                                                                                121,807
                                                                                                            -----------
                    AUSTRALIA -- 0.7%
                    Amcor Ltd. (Materials).................................................       12,811         56,360
                    Australia & New Zealand Banking Group Ltd. (Finance)...................       15,000         99,131
                    Broken Hill Proprietary Co., Ltd. (Materials)..........................        8,299         77,076
                    Goodman Fielder Wattie Ltd. (Consumer Staples).........................       65,072        103,482
                    News Corp., Ltd. (Information & Entertainment).........................        6,000         33,122
                                                                                                            -----------
                                                                                                                369,171
                                                                                                            -----------
                    BRAZIL -- 0.4%
                    Aracruz Celulose ADR (Materials).......................................        2,400         34,500
                    Centrais Eletricas Brasileiras SA-ELECTROBRAS ADR (Utilities)+.........        2,050         50,973
                    Telecomunicacoes Brasileras SA (Utilities).............................    1,094,000        111,258
                                                                                                            -----------
                                                                                                                196,731
                                                                                                            -----------
                    CANADA -- 0.7%
                    Canadian Imperial Bank of Toronto (Finance)............................        3,100         96,750
                    Canadian Pacific Ltd. (Industrial & Commercial)+.......................        6,500        175,116
                    CanWest Global Communications Corp. (Information & Entertainment)......        4,400         79,200
                                                                                                            -----------
                                                                                                                351,066
                                                                                                            -----------
                    CHINA -- 0.0%
                    China Southern Airlines Ltd. ADR (Information & Entertainment)+........        1,500         19,781
                                                                                                            -----------

                                                           ---------------------

                                        FOREIGN SECURITIES (continued)                          SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    DENMARK -- 0.6%
                    Unidanmark A/S (Finance)...............................................        4,650    $   341,358
                                                                                                            -----------
                    FINLAND -- 0.7%
                    Kesko (Consumer Discretionary).........................................        8,700        137,580
                    Metsa Serla Oy, Class B (Materials)....................................       15,500        120,850
                    Nokia Corp., Class A ADR (Information Technology)......................        1,800        126,000
                                                                                                            -----------
                                                                                                                384,430
                                                                                                            -----------
                    FRANCE -- 3.1%
                    Assurance General de France (Finance)+.................................        3,500        185,453
                    Banque Nationale de Paris (Finance)....................................        2,639        140,270
                    Carrefour SA (Consumer Discretionary)..................................          200        104,345
                    Compagnie de St. Gobain (Materials)....................................          781        110,950
                    Credit Commerce France (Finance).......................................        1,180         80,876
                    Elf Aquitaine SA (Energy)..............................................        1,700        197,724
                    Havas SA (Information & Entertainment).................................        2,271        163,387
                    Peugeot SA (Consumer Discretionary)....................................        1,200        151,333
                    Rhone-Poulenc Ltd. (Healthcare)........................................        5,536        247,986
                    Societe Generale (Finance).............................................          990        134,884
                    Total SA, Series B (Energy)............................................        1,152        125,374
                                                                                                            -----------
                                                                                                              1,642,582
                                                                                                            -----------
                    GERMANY -- 2.2%
                    Bayer AG (Healthcare)..................................................        7,900        295,105
                    Degussa AG (Materials).................................................        1,500         75,044
                    Karstadt AG (Consumer Discretionary)...................................          440        150,201
                    Manitoba AG (Industrial & Commercial)..................................          500        144,807
                    Mannesmann AG (Industrial & Commercial)................................          332        167,758
                    Metallgesellschaft AG (Industrial & Commercial)+.......................        8,050        147,222
                    Prosieben Media AG (Information & Entertainment)+*.....................        3,940        183,974
                                                                                                            -----------
                                                                                                              1,164,111
                                                                                                            -----------
                    HONG KONG -- 0.6%
                    Hutchison Whampoa Ltd. (Industrial & Commercial).......................       21,000        131,707
                    Hysan Development Co., Ltd. (Real Estate)..............................       16,000         31,901
                    Peak International Ltd. (Information Technology)+......................        2,500         52,187
                    Sun Hung Kai Properties Ltd. (Real Estate).............................        9,900         68,990
                    Tingyi Holding Co. (Consumer Staples)..................................      200,000         26,068
                                                                                                            -----------
                                                                                                                310,853
                                                                                                            -----------
                    INDIA -- 0.1%
                    Ranbaxy Laboratories Ltd. (Healthcare).................................        1,300         33,540
                    State Bank India of GDR (Finance)*.....................................        1,700         30,940
                                                                                                            -----------
                                                                                                                 64,480
                                                                                                            -----------
                    INDONESIA -- 0.0%
                    PT Kalbe Farma (Healthcare)............................................       73,000         12,941
                                                                                                            -----------
                    IRELAND -- 0.5%
                    Allied Irish Banks PLC (Finance).......................................        4,669         44,534
                    Jefferson Smurfit Group (Materials)+...................................       78,612        218,213
                                                                                                            -----------
                                                                                                                262,747
                                                                                                            -----------
                    ITALY -- 0.9%
                    First British Columbia San Paolo (Finance)*............................       14,900        142,346
                    Telecom Italia SpA (Utilities).........................................       49,500        316,196
                                                                                                            -----------
                                                                                                                458,542
                                                                                                            -----------
                    JAPAN -- 4.9%
                    Aisin Seiki Co., Ltd. (Consumer Discretionary).........................       14,000        144,750
                    Bank of Tokyo-Mitsubishi Ltd. (Finance)................................       12,000        165,429
                    Daiwa Securities Co., Ltd. (Finance)...................................        9,000         31,018

---------------------

                                        FOREIGN SECURITIES (continued)                          SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    JAPAN (continued)
                    Eisai Co. Ltd. (Healthcare)............................................        9,002    $   137,191
                    Exedy Corp. (Consumer Discretionary)...................................        2,100         15,906
                    Fuji Machine Manufacturing Co. (Industrial & Commercial)...............        5,000        120,625
                    Fujisawa Pharm Co. (Healthcare)........................................        4,000         34,924
                    Fukuda Denshi (Healthcare).............................................        3,000         30,558
                    Hitachi Ltd. (Information Technology)..................................        9,000         64,104
                    JGC Corp. (Industrial & Commercial)....................................       16,000         33,698
                    Mabuchi Motor Co., Ltd. (Industrial & Commercial)......................        3,000        152,332
                    Maruichi Steel Tube (Materials)........................................        7,000         85,242
                    Matsumotokiyoshi (Consumer Discretionary)..............................        3,400        130,198
                    Matsushita Electric Industrial Co., Ltd. (Information Technology)+.....       12,000        175,538
                    Mazda Motor Corp. (Consumer Discretionary) +...........................       59,000        140,078
                    Murata Manufacturing Co. Ltd. (Information Technology).................        2,000         50,241
                    Namco (Information & Entertainment)....................................        5,000        145,133
                    NGK Spark Plug Co., Ltd. (Industrial & Commercial).....................       10,000         56,675
                    Nomura Securities International, Inc. (Finance)........................        3,000         39,979
                    Okumura Corp. (Consumer Discretionary).................................       16,000         37,987
                    Otsuka Kagu (Consumer Staples).........................................          500         17,998
                    Rohm Co. (Information Technology)......................................        1,000        101,861
                    Sakura Bank Ltd. (Finance).............................................       27,000         77,131
                    Sanwa Bank Ltd. (Finance)..............................................        5,000         50,548
                    Shimachu Co. (Consumer Discretionary)..................................        1,200         18,840
                    Sony Corp. (Information & Entertainment)...............................        1,000         88,841
                    Sony Music Entertainment, Inc. (Information & Entertainment)...........        5,600        205,867
                    Square Co., Ltd. (Information Technology)..............................        2,000         55,449
                    Sumitomo Rubber Industries Ltd. (Consumer Discretionary)...............       24,000        101,279
                    Yamato Kogyo Co. (Materials)...........................................       14,000         84,169
                                                                                                            -----------
                                                                                                              2,593,589
                                                                                                            -----------
                    MALAYSIA -- 0.0%
                    Renong Bhd (Industrial & Commercial)(1)................................       19,000          8,793
                    Sime Darby Bhd (Industrial & Commercial)...............................        6,250          6,010
                                                                                                            -----------
                                                                                                                 14,803
                                                                                                            -----------
                    MEXICO -- 0.5%
                    Grupo Televisa SA de CV (Information & Entertainment)..................        4,300         83,703
                    Kimberly-Clark de Mexico SA de CV, Class A (Consumer Staples)..........       32,000        156,620
                    Panamerican Beverages, Inc., Class A ADR (Consumer Staples)............        1,000         32,625
                                                                                                            -----------
                                                                                                                272,948
                                                                                                            -----------
                    NETHERLANDS -- 1.2%
                    Akzo Nobel NV (Healthcare).............................................          810        139,657
                    Elsevier NV (Information & Entertainment)..............................        6,100         98,676
                    Internationale Nedederlanden Groep NV (Finance)........................        5,371        226,214
                    PolyGram NV (Information & Entertainment)..............................        2,867        137,154
                    Unilever NV PLC (Consumer Staples).....................................          800         49,318
                                                                                                            -----------
                                                                                                                651,019
                                                                                                            -----------
                    NEW ZEALAND -- 0.2%
                    Air New Zealand Ltd., Class B (Information & Entertainment)............       13,366         26,776
                    Brierley Investments Ltd. (Finance)+...................................       32,833         23,449
                    Carter Holt Harvey Ltd. (Materials)....................................       23,000         35,524
                                                                                                            -----------
                                                                                                                 85,749
                                                                                                            -----------
                    NORWAY -- 0.4%
                    Saga Petroleum ASA, Series A (Energy)..................................       11,400        196,025
                                                                                                            -----------

                                                           ---------------------

                                        FOREIGN SECURITIES (continued)                          SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    SINGAPORE -- 0.3%
                    Keppel Corp., Ltd. (Industrial & Commercial)...........................       11,000    $    31,587
                    Keppel Fels Ltd. (Energy)..............................................       20,000         55,770
                    Overseas Union Bank Ltd. alien shares (Finance)........................       20,000         76,535
                                                                                                            -----------
                                                                                                                163,892
                                                                                                            -----------
                    SPAIN -- 1.0%
                    Banco de Santander SA (Finance)........................................        3,900        130,298
                    Banco Popular Espanol SA (Finance).....................................        2,700        188,743
                    Empresa Nacional de Electricidad SA (Utilities)........................        7,500        133,164
                    Telefonica de Espana SA ADR (Utilities)................................          700         63,044
                                                                                                            -----------
                                                                                                                515,249
                                                                                                            -----------
                    SWEDEN -- 1.3%
                    Hennes & Mauritz AB Class B (Consumer Discretionary)...................        1,800         79,346
                    Nordbanken Holding (Finance)+..........................................       58,100        328,554
                    Pharmacia & Upjohn, Inc. (Healthcare)..................................        6,700        246,401
                    Sparbanken Sverige AB (Finance)........................................        1,820         41,375
                                                                                                            -----------
                                                                                                                695,676
                                                                                                            -----------
                    SWITZERLAND -- 2.1%
                    Ciba Specialty Chemicals AG (Materials)+...............................          620         73,830
                    Holderbank Financiere Glarus (Materials)...............................          280        228,415
                    Nestle SA (Consumer Staples)...........................................          181        271,153
                    Roche Holdings AG (Healthcare).........................................           37        367,290
                    Schweizerische Bankgesellschaft (Finance)..............................          131        189,346
                                                                                                            -----------
                                                                                                              1,130,034
                                                                                                            -----------
                    THAILAND -- 0.0%
                    Siam City Cement PCL alien shares (Materials)..........................          563            585
                    Siam Commercial Bank PCL alien shares (Finance)........................          400            457
                    Thai Farmers Bank alien shares (Finance)...............................        7,800         14,174
                                                                                                            -----------
                                                                                                                 15,216
                                                                                                            -----------
                    UNITED KINGDOM -- 6.0%
                    Associated British Foods PLC (Consumer Staples)........................       19,000        165,400
                    Bank of Scotland (Finance).............................................       12,400        112,629
                    Bass PLC (Consumer Staples)............................................       11,500        178,884
                    Billiton PLC (Materials)+*.............................................       20,300         52,015
                    BOC Group PLC (Materials)..............................................        9,637        158,446
                    British Petroleum Co. PLC (Energy).....................................       14,000        185,199
                    BTR Ltd. PLC (Industrial & Commercial).................................       43,000        129,955
                    Burmah Castrol PLC (Energy)............................................       11,600        202,343
                    Carlton Communications PLC (Information & Entertainment)...............       22,500        173,694
                    Cookson Group PLC (Information Technology).............................       44,461        143,864
                    Guinness PLC (Consumer Staples)........................................       24,000        219,569
                    HSBC Holdings PLC (Finance)............................................        6,600        162,824
                    Johnson Matthey PLC (Materials)........................................       16,000        143,226
                    PowerGen PLC (Utilities)...............................................       11,253        146,386
                    Rank Group PLC (Information & Entertainment)...........................       26,000        144,770
                    Reckitt & Colman PLC (Consumer Staples)................................       10,800        169,407
                    Royal & Sun Alliance Insurance Group PLC (Finance).....................       16,254        163,654
                    Royal Bank of Scotland Group PLC (Finance).............................       12,000        152,987
                    Zeneca Group PLC (Healthcare)..........................................       11,700        414,430
                                                                                                            -----------
                                                                                                              3,219,682
                                                                                                            -----------
                    TOTAL FOREIGN SECURITIES (cost $14,685,240)............................                  15,254,482
                                                                                                            -----------

---------------------

                                                                                              PRINCIPAL
                                                OPTIONS -- 0.0%                                 AMOUNT         VALUE
                    ----------------------------------------------------------------------------------------------------
                    FOREIGN CURRENCY PUT OPTIONS
                    Brazilian Real Option Jan. 16, 1998/1.17(1)
                      (cost $1,168)........................................................   $    1,980            416
                                                                                                            -----------
                    TOTAL INVESTMENT SECURITIES (cost $42,021,818).........................                  49,659,268
                                                                                                            -----------

                                         SHORT-TERM SECURITIES -- 0.5%
                    ----------------------------------------------------------------------------------------------------
                    United States Treasury Bills 5.21% due 6/04/98.........................      175,000        171,117
                    United States Treasury Bills 5.35% due 4/30/98@........................       75,000         73,722
                                                                                                            -----------
                    TOTAL SHORT-TERM SECURITIES (cost $244,829)............................                     244,839
                                                                                                            -----------
                                         REPURCHASE AGREEMENT -- 6.5%
                    ----------------------------------------------------------------------------------------------------
                    Joint Repurchase Agreement Account (Note 3)
                      (cost $3,485,000)....................................................    3,485,000      3,485,000
                                                                                                            -----------
                    TOTAL INVESTMENTS --
                      (cost $45,751,647)                                  100.2%                             53,389,107
                    Liabilities in excess of other assets --               (0.2)                                (99,957)
                                                                         ------                             -----------
                    NET ASSETS --                                         100.0%                            $53,289,150
                                                                         ======                             ===========

              -----------------------------
              + Non-income producing securities
              * Resale restricted to qualified institutional buyers
              ADR -- American Depository Receipts
              GDR -- Global Depository Receipts
              (1) Fair valued security; see Note 2
              (2) Represents a zero-coupon bond which will convert to an interest-bearing security at a later date
              @ The security or a portion thereof represents collateral for the following open futures contracts:


              OPEN FUTURES CONTRACTS
              -----------------------------------------------------------------------------------------------------------------
                     NUMBER                                                         VALUE AT
                       OF                                            EXPIRATION      TRADE         VALUE AS OF        UNREALIZED
                    CONTRACTS             DESCRIPTION                   DATE          DATE      DECEMBER 31, 1997    APPRECIATION
              ------------------------------------------------------------------------------------------------------------------
                    15 Long    All ordinaries share price Stock       March 1998    $618,206        $ 644,107          $ 25,901
                               Index Future -- Sydney Futures
                               Exchange
                     3 Long    Deutsche Terminboerse -- Dax Stock     March 1998     703,187          713,837            10,650
                               Index Future
                     7 Long    Hang Seng Index Future -- Hong       January 1998     460,217          484,222            24,005
                               Kong Futures Exchange
                     6 Long    Marche A Terme International de        March 1998     592,252          603,489            11,237
                               France -- CAC 40 Stock Index
                               Future
                                                                                                                     ------------
                               Net Unrealized Appreciation..................................                           $ 71,793
                                                                                                                      =========

                                                           ---------------------

                    OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                    --------------------------------------------------------------------
                      CONTRACT            IN            DELIVERY        GROSS UNREALIZED
                     TO DELIVER      EXCHANGE FOR         DATE            APPRECIATION
                    --------------------------------------------------------------------
                    CAD 91,200       USD    66,207         10/16/98         $  1,996
                    DEM 29,250       USD    16,541          3/19/98              208
                                                                        ----------------
                                                                               2,204
                                                                        ----------------

                                                                        GROSS UNREALIZED
                                                                          DEPRECIATION
                    --------------------------------------------------------------------
                    USD 640,848       AUD  972,750          3/31/98         $ (5,545)
                    USD 592,594     FRF  3,509,400          3/31/98           (6,497)
                    USD 706,860      DEM 1,251,000          3/19/98           (8,285)
                                                                        ----------------
                                                                             (20,327)
                                                                        ----------------
                             Net Unrealized Depreciation...........         $(18,123)
                                                                        ================
                    AUD   --  Australian Dollar
                    CAD   --  Canadian Dollar
                    DEM   --  Deutsche Mark
                    FRF   --  French Franc
                    USD   --  United States Dollar

              See Notes to Financial Statements

---------------------

                      (This page intentionally left blank)







                                                           ---------------------

---------------------

    ANCHOR SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES
    DECEMBER 31, 1997

                                                                      MONEY          FIXED       GOVERNMENT &
                                                                     MARKET         INCOME       QUALITY BOND     HIGH YIELD
                                                                    PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
    -------------------------------------------------------------------------------------------------------------------------
    ASSETS:
    Investment securities, at value*.............................  $        --    $18,015,289    $222,701,883    $ 37,738,299
    Short-term securities*.......................................   69,594,514             --              --              --
    Repurchase agreements (cost equals market)...................      540,000             --       9,760,000       3,010,000
    Cash.........................................................        2,305             --             389           2,508
    Foreign currency.............................................           --             --              --              --
    Receivables for --
      Fund shares sold...........................................       48,457         12,902         884,599          46,399
      Dividends and accrued interest.............................      195,839        370,513       1,978,249         930,127
      Sales of investments.......................................           --             --              --              --
      Variation margin on futures contracts......................           --             --              --              --
      Foreign currency contracts.................................           --             --              --              --
    Prepaid expenses.............................................       19,289          8,554          44,473           9,319
    Unrealized appreciation on forward foreign currency
      contracts..................................................           --             --              --           2,745
                                                                   ----------------------------------------------------------
                                                                    70,400,404     18,407,258     235,369,593      41,739,397
                                                                   ----------------------------------------------------------
    LIABILITIES:
    Payables for --
      Fund shares redeemed.......................................      524,394          9,692         525,433         827,043
      Management fees............................................       31,062          9,739         120,063          23,762
      Purchases of investments...................................           --             --              --         652,031
      Foreign currency contracts.................................           --             --              --              --
      Variation margin on futures contracts......................           --             --              --              --
    Other accrued expenses.......................................       40,767         27,668         101,150          43,300
    Unrealized depreciation on forward foreign currency
      contracts..................................................           --             --              --              --
    Due to custodian bank........................................           --         44,937              --              --
                                                                   ----------------------------------------------------------
                                                                       596,223         92,036         746,646       1,546,136
                                                                   ----------------------------------------------------------
    NET ASSETS:..................................................  $69,804,181    $18,315,222    $234,622,947    $ 40,193,261
                                                                   ==========================================================
    Shares of beneficial interest outstanding (unlimited shares
      authorized)................................................   69,804,181      1,379,083      16,803,116       4,798,650
    Net asset value per share....................................  $      1.00    $     13.28    $      13.96    $       8.38
                                                                   ==========================================================
    COMPOSITION OF NET ASSETS:
    Capital paid in..............................................  $69,804,181    $18,301,157    $215,745,068    $ 45,337,237
    Accumulated undistributed net investment income..............          632      1,372,518      13,552,555       3,705,994
    Accumulated undistributed net realized gain (loss) on
      investments, futures contracts and foreign currency........        (632)     (1,695,246)       (547,474)     (9,486,051)
    Unrealized appreciation (depreciation) of investments........           --        336,793       5,872,798         633,336
    Unrealized foreign exchange gain (loss) on other assets and
      liabilities................................................           --             --              --           2,745
    Unrealized appreciation on futures contracts.................           --             --              --              --
                                                                   ----------------------------------------------------------
                                                                   $69,804,181    $18,315,222    $234,622,947    $ 40,193,261
                                                                   ==========================================================
    ---------------
    *Cost
     Investment securities.......................................  $        --    $17,678,496    $216,829,085    $ 37,104,963
                                                                   ==========================================================
     Short-term securities.......................................  $69,594,514    $        --              --    $         --
                                                                   ==========================================================

    See Notes to Financial Statements

---------------------

                       GROWTH AND        FOREIGN                          CAPITAL          NATURAL                       STRATEGIC
        TARGET '98       INCOME        SECURITIES         GROWTH        APPRECIATION      RESOURCES      MULTI-ASSET    MULTI-ASSET
        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
        ---------------------------------------------------------------------------------------------------------------------------
        $7,058,270     $43,389,450     $35,133,697     $466,622,126     $739,873,078     $46,267,996     $140,918,008  $49,659,268
                --              --          49,700               --               --              --          268,899      244,839
           370,000         295,000         765,000       18,295,000       86,080,000       2,800,000        4,045,000    3,485,000
             4,763           4,927           3,028              205              570           2,781            1,566        4,842
                --              --          29,826               --           37,432           3,569               --       12,617
             3,927          65,978          60,701          588,820        2,256,230       1,080,015           50,397       11,937
             2,411          48,588         116,355          450,048          255,082          65,638          631,139      302,387
                --       1,237,889         438,262          883,348        4,714,653              --               --      286,928
                --              --              --               --               --              --               --        5,558
                --              --         394,654               --           37,538              --               --      114,775
               804           3,567           4,270           45,950           25,075           2,811           29,881       14,164
                --              --              --               --               --              --               --        2,204
        ---------------------------------------------------------------------------------------------------------------------------
         7,440,175      45,045,399      36,995,493      486,885,497      833,279,658      50,222,810      145,944,890   54,144,519
        ---------------------------------------------------------------------------------------------------------------------------
             1,977          19,269          23,474          593,369        1,206,589         101,457           50,246       42,242
             4,069          26,363          28,217          291,265          426,076          30,693          124,240       45,004
                --         551,364         297,059          350,150       17,110,640              --               --      527,668
                --              --         394,757               --           37,432              --               --      115,054
                --              --              --               --               --              --              450           --
            21,651          31,743         103,730          122,453          187,855          36,728           84,520      105,074
                --              --              --               --               --              --               --       20,327
                --              --              --               --               --              --               --           --
        ---------------------------------------------------------------------------------------------------------------------------
            27,697         628,739         847,237        1,357,237       18,968,592         168,878          259,456      855,369
        ---------------------------------------------------------------------------------------------------------------------------
        $7,412,478     $44,416,660     $36,148,256     $485,528,260     $814,311,066     $50,053,932     $145,685,434  $53,289,150
        ===========================================================================================================================
           669,420       2,591,557       3,170,352       17,953,297       25,278,342       3,470,928       10,774,534    4,723,650
        $    11.07     $     17.14     $     11.40     $      27.04     $      32.21     $     14.42     $      13.52  $     11.28
        ===========================================================================================================================
        $6,961,259     $30,764,229     $33,479,349     $296,867,213     $564,921,133     $50,083,441     $ 89,396,384  $36,928,266
           593,334         377,994         440,430        2,514,747          443,996         591,715        3,631,038    1,039,089
          (270,582)      1,790,639       1,950,233       31,075,014       72,817,047         406,552       22,637,397    7,631,528
           128,467      11,483,798         279,912      155,071,286      176,136,434      (1,025,003)      29,978,765    7,637,460
                --              --          (1,668)              --           (7,544)         (2,773)              --      (18,986)
                --              --              --               --               --              --           41,850       71,793
        ---------------------------------------------------------------------------------------------------------------------------
        $7,412,478     $44,416,660     $36,148,256     $485,528,260     $814,311,066     $50,053,932     $145,685,434  $53,289,150
        ===========================================================================================================================
        $6,929,803     $31,905,652     $34,853,785     $311,550,840     $563,736,644     $47,292,999     $110,939,265  $42,021,818
        ===========================================================================================================================
        $       --     $        --     $    49,700     $         --     $         --     $        --     $    268,877  $   244,829
        ===========================================================================================================================

                                                           ---------------------

---------------------

    ANCHOR SERIES TRUST
    STATEMENT OF OPERATIONS
    FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                      GOVERNMENT &
                                                                        MONEY MARKET   FIXED INCOME   QUALITY BOND    HIGH YIELD
                                                                         PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
    -----------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME:
    Income:
      Interest........................................................   $4,312,171     $ 1,540,711   $ 14,895,280   $ 3,844,704
      Dividends.......................................................           --              --             --       103,508
                                                                        ---------------------------------------------------------
             Total income*............................................    4,312,171       1,540,711     14,895,280     3,948,212
                                                                        ---------------------------------------------------------
    Expenses:
      Investment management fees......................................      383,800         124,001      1,364,101       286,254
      Custodian fees..................................................       25,075          40,725        120,350        52,875
      Audit and tax consulting fees...................................       15,850          10,325         24,550        13,350
      Trustees' fees..................................................        5,819           1,147         15,350         2,859
      Reports to investors............................................        4,800           1,200         16,325         2,400
      Legal fees......................................................        3,025           1,200          6,050            --
      Insurance expense...............................................        1,248             305          2,995           616
      Other expenses..................................................        2,545             858          5,435         1,860
                                                                        ---------------------------------------------------------
             Total expenses...........................................      442,162         179,761      1,555,156       360,214
                                                                        ---------------------------------------------------------
    Net investment income.............................................    3,870,009       1,360,950     13,340,124     3,587,998
                                                                        ---------------------------------------------------------
    REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
      CURRENCIES:
    Net realized gain (loss) on investments...........................           --           2,846       (164,068)    1,614,047
    Net realized foreign exchange gain (loss) on other assets and
      liabilities.....................................................           --              --             --            --
    Net realized gain on futures contracts............................           --              --             --            --
    Change in unrealized appreciation/depreciation of investments.....           --         379,729      6,917,378      (803,941)
    Change in unrealized foreign exchange gain/loss on other assets
      and liabilities.................................................           --              --             --         2,745
    Change in unrealized appreciation/depreciation on futures
      contracts.......................................................           --              --             --            --
                                                                        ---------------------------------------------------------
    Net realized and unrealized gain (loss) on investments and foreign
      currencies......................................................           --         382,575      6,753,310       812,851
                                                                        ---------------------------------------------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $3,870,009     $ 1,743,525   $ 20,093,434   $ 4,400,849
                                                                         ========================================================
    ---------------
    * Net of foreign withholding taxes on interest and dividends
      of:.............................................................   $       --     $        64   $         --   $     1,132
                                                                         ========================================================

    See Notes to Financial Statements

---------------------

        TARGET      GROWTH AND      FOREIGN                        CAPITAL         NATURAL                     STRATEGIC
          '98         INCOME      SECURITIES        GROWTH       APPRECIATION     RESOURCES     MULTI-ASSET   MULTI-ASSET
       PORTFOLIO    PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
       ------------------------------------------------------------------------------------------------------------------
       $ 691,476    $  118,435    $   111,267    $    621,638    $  3,164,654    $   263,359    $ 4,001,965   $1,219,182
              --       596,506        898,246       5,210,878       2,063,531        785,993      1,242,698      604,796
       ------------------------------------------------------------------------------------------------------------------
         691,476       714,941      1,009,513       5,832,516       5,228,185      1,049,352      5,244,663    1,823,978
       ------------------------------------------------------------------------------------------------------------------
          55,542       280,911        404,182       3,049,207       4,366,046        380,856      1,501,407      563,207
          20,700        30,500        192,900         128,075         217,675         44,525         75,550      203,675
          10,275        12,725         11,000          41,550          64,175         13,975         18,400       13,975
             714         1,872          3,539          25,397          37,627          2,845          9,560        4,341
           1,200           625            625           9,075          15,125          1,825          3,650        1,825
              --            --          3,600          28,375          40,775          2,500         10,800        4,800
             148           423            640           4,508           6,666            577          2,043          776
             658         1,938          3,803           6,222          12,235          1,200          4,252        3,983
       ------------------------------------------------------------------------------------------------------------------
          89,237       328,994        620,289       3,292,409       4,760,324        448,303      1,625,662      796,582
       ------------------------------------------------------------------------------------------------------------------
         602,239       385,947        389,224       2,540,107         467,861        601,049      3,619,001    1,027,396
       ------------------------------------------------------------------------------------------------------------------
         (17,879)    1,874,021      1,955,084      31,187,271      71,694,746        417,576     22,517,840    7,616,407
              --            --       (207,950)             --          (3,171)          (328)            58      (11,793)
              --            --        274,991              --       1,527,540             --        157,744       67,891
        (137,546)    7,471,248     (2,293,078)     75,254,383      78,026,936     (5,760,825)     2,368,322   (1,149,205)
              --            --        (14,202)             --          (7,316)        (2,530)            14      (19,409)
              --            --        (28,021)             --        (393,750)            --         41,850       71,793
       ------------------------------------------------------------------------------------------------------------------
        (155,425)    9,345,269       (313,176)    106,441,654     150,844,985     (5,346,107)    25,085,828    6,575,684
       ------------------------------------------------------------------------------------------------------------------
       $ 446,814    $9,731,216    $    76,048    $108,981,761    $151,312,846    $(4,745,058)   $28,704,829   $7,603,080
       ==================================================================================================================
       $      --    $    4,602    $   131,245    $     15,798    $     35,594    $    31,970    $        --   $   55,387
       ==================================================================================================================

                                                           ---------------------

---------------------

    ANCHOR SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                 GOVERNMENT &
                                                                MONEY MARKET     FIXED INCOME    QUALITY BOND     HIGH YIELD
                                                                  PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
    --------------------------------------------------------------------------------------------------------------------------
    OPERATIONS:
    Net investment income.....................................  $   3,870,009    $  1,360,950    $ 13,340,124    $  3,587,998
    Net realized gain (loss) on investments...................             --           2,846        (164,068)      1,614,047
    Net realized foreign exchange gain (loss) on other assets
      and liabilities.........................................             --              --              --              --
    Net realized gain on futures contracts....................             --              --              --              --
    Change in unrealized appreciation/depreciation of
      investments ............................................             --         379,729       6,917,378        (803,941)
    Change in unrealized foreign exchange gain/loss on other
      assets and liabilities..................................             --              --              --           2,745
    Change in unrealized appreciation/depreciation on futures
      contracts...............................................             --              --              --              --
                                                                --------------------------------------------------------------
    Net increase in net assets resulting from operations......      3,870,009       1,743,525      20,093,434       4,400,849
                                                                --------------------------------------------------------------
    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from capital gains..........................             --              --        (790,000)             --
    Dividends from net investment income......................     (3,870,009)     (1,670,000)    (13,980,000)     (4,025,000)
                                                                --------------------------------------------------------------
    Total dividends and distributions to shareholders.........     (3,870,009)     (1,670,000)    (14,770,000)     (4,025,000)
                                                                --------------------------------------------------------------
    CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold.................................    179,789,798       1,882,041      84,629,814      25,080,588
    Proceeds from shares issued for reinvestment of dividends
      and distributions.......................................      3,870,009       1,670,000      14,770,000       4,025,000
    Cost of shares repurchased................................   (187,856,279)     (8,053,346)    (91,703,378)    (34,974,896)
                                                                --------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      capital share transactions..............................     (4,196,472)     (4,501,305)      7,696,436      (5,869,308)
                                                                --------------------------------------------------------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS...................     (4,196,472)     (4,427,780)     13,019,870      (5,493,459)
    NET ASSETS:
    Beginning of period.......................................     74,000,653      22,743,002     221,603,077      45,686,720
                                                                --------------------------------------------------------------
    End of period.............................................  $  69,804,181    $ 18,315,222    $234,622,947    $ 40,193,261
                                                                ==============================================================

    ---------------
    Accumulated undistributed net investment income...........  $         632    $  1,372,518    $ 13,552,555    $  3,705,994
                                                                ==============================================================
    Shares issued and repurchased:
    Sold......................................................    179,789,798         140,887       6,117,786       2,936,419
    Issued in reinvestment of dividends and distributions.....      3,870,009         130,367       1,100,596         492,656
    Repurchased...............................................   (187,856,279)       (601,742)     (6,625,026)     (4,080,564)
                                                                --------------------------------------------------------------
    Net increase (decrease)...................................     (4,196,472)       (330,488)        593,356        (651,489)
                                                                ==============================================================

    See Notes to Financial Statements

---------------------

                 GROWTH AND        FOREIGN                             CAPITAL          NATURAL                         STRATEGIC
TARGET '98         INCOME         SECURITIES         GROWTH         APPRECIATION       RESOURCES       MULTI-ASSET     MULTI-ASSET
 PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
$   602,239     $    385,947     $    389,224     $   2,540,107     $     467,861     $    601,049     $  3,619,001    $ 1,027,396
    (17,879)       1,874,021        1,955,084        31,187,271        71,694,746          417,576       22,517,840      7,616,407
         --               --         (207,950)               --            (3,171)            (328)              58        (11,793)
         --               --          274,991                --         1,527,540               --          157,744         67,891
   (137,546)       7,471,248       (2,293,078)       75,254,383        78,026,936       (5,760,825)       2,368,322     (1,149,205)
         --               --          (14,202)               --            (7,316)          (2,530)              14        (19,409)
         --               --          (28,021)               --          (393,750)              --           41,850         71,793
----------------------------------------------------------------------------------------------------------------------------------
    446,814        9,731,216           76,048       108,981,761       151,312,846       (4,745,058)      28,704,829      7,603,080
----------------------------------------------------------------------------------------------------------------------------------
         --           (3,000)      (3,775,000)      (44,990,000)      (63,555,000)      (3,075,000)     (20,195,000)    (9,430,000)
   (825,000)        (865,000)        (985,000)       (3,085,000)       (1,055,000)        (535,000)      (4,135,000)    (1,270,000)
----------------------------------------------------------------------------------------------------------------------------------
   (825,000)        (868,000)      (4,760,000)      (48,075,000)      (64,610,000)      (3,610,000)     (24,330,000)   (10,700,000)
----------------------------------------------------------------------------------------------------------------------------------
    488,918       17,209,143       14,889,890       172,256,188       594,961,738       33,911,861       15,771,917      5,143,306
    825,000          868,000        4,760,000        48,075,000        64,610,000        3,610,000       24,330,000     10,700,000
 (3,694,795)     (15,988,972)     (26,853,371)     (162,312,016)     (499,635,823)     (24,442,072)     (49,410,173)   (17,201,470)
----------------------------------------------------------------------------------------------------------------------------------
 (2,380,877)       2,088,171       (7,203,481)       58,019,172       159,935,915       13,079,789       (9,308,256)    (1,358,164)
----------------------------------------------------------------------------------------------------------------------------------
 (2,759,063)      10,951,387      (11,887,433)      118,925,933       246,638,761        4,724,731       (4,933,427)    (4,455,084)
 10,171,541       33,465,273       48,035,689       366,602,327       567,672,305       45,329,201      150,618,861     57,744,234
----------------------------------------------------------------------------------------------------------------------------------
$ 7,412,478     $ 44,416,660     $ 36,148,256     $ 485,528,260     $ 814,311,066     $ 50,053,932     $145,685,434    $53,289,150
==================================================================================================================================

$   593,334     $    377,994     $    440,430     $   2,514,747     $     443,996     $    591,715     $  3,631,038    $ 1,039,089
==================================================================================================================================
     41,786        1,098,773        1,175,585         6,579,872        19,642,838        2,040,810        1,110,108        410,357
     75,619           53,713          389,844         1,855,461         2,046,563          215,909        1,886,047        960,503
   (319,495)      (1,023,740)      (2,107,426)       (6,287,471)      (16,686,320)      (1,473,329)      (3,503,935)    (1,380,080)
----------------------------------------------------------------------------------------------------------------------------------
   (202,090)         128,746         (541,997)        2,147,862         5,003,081          783,390         (507,780)        (9,220)
==================================================================================================================================

                                                           ---------------------

---------------------

    ANCHOR SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                 GOVERNMENT &
                                                                MONEY MARKET     FIXED INCOME    QUALITY BOND     HIGH YIELD
                                                                  PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
    --------------------------------------------------------------------------------------------------------------------------
    OPERATIONS:
    Net investment income.....................................  $   4,225,419    $  1,655,779    $ 14,041,082    $  3,933,675
    Net realized gain on investments..........................             --         462,470         585,700         696,575
    Net realized foreign exchange gain (loss) on other assets
      and liabilities.........................................             --              --              --              --
    Net realized gain (loss) on futures contracts.............             --              --              --              --
    Change in unrealized appreciation/depreciation
      on investments..........................................             --      (1,654,211)     (7,904,999)        392,992
    Change in unrealized foreign exchange gain/loss on other
      assets and liabilities..................................             --              --              --              --
    Change in unrealized appreciation/depreciation on futures
      contracts...............................................             --              --              --              --
                                                                --------------------------------------------------------------
    Net increase in net assets resulting from operations......      4,225,419         464,038       6,721,783       5,023,242
                                                                --------------------------------------------------------------
    DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS:
    Distributions from capital gains..........................             --              --        (460,000)             --
    Dividends from net investment income......................     (4,225,419)     (1,900,000)    (14,120,000)     (4,670,000)
                                                                --------------------------------------------------------------
    Total dividends...........................................     (4,225,419)     (1,900,000)    (14,580,000)     (4,670,000)
                                                                --------------------------------------------------------------
    CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold.................................    159,314,533       2,345,220     101,230,555      27,871,250
    Proceeds from shares issued for reinvestment of dividends
      and distributions.......................................      4,225,419       1,900,000      14,580,000       4,670,000
    Cost of shares repurchased................................   (183,230,982)     (8,041,058)   (111,927,989)    (34,024,510)
                                                                --------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      capital share transactions..............................    (19,691,030)     (3,795,838)      3,882,566      (1,483,260)
                                                                --------------------------------------------------------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS...................    (19,691,030)     (5,231,800)     (3,975,651)     (1,130,018)
    NET ASSETS:
    Beginning of period.......................................     93,691,683      27,974,802     225,578,728      46,816,738
                                                                --------------------------------------------------------------
    End of period.............................................  $  74,000,653    $ 22,743,002    $221,603,077    $ 45,686,720
                                                                ==============================================================

    ---------------
    Accumulated undistributed net investment income...........  $       2,155    $  1,661,104    $ 13,956,938    $  4,006,818
                                                                ==============================================================
    Shares issued and repurchased:
    Sold......................................................    159,314,533         171,519       7,327,912       3,270,396
    Issued in reinvestment of dividends and distributions.....      4,225,419         149,137       1,115,532         586,683
    Repurchased...............................................   (183,230,982)       (587,362)     (8,086,708)     (4,025,306)
                                                                --------------------------------------------------------------
    Net increase (decrease)...................................    (19,691,030)       (266,706)        356,736        (168,227)
                                                                ==============================================================

    See Notes to Financial Statements

---------------------

                         GROWTH AND        FOREIGN                             CAPITAL          NATURAL
        TARGET '98         INCOME         SECURITIES         GROWTH         APPRECIATION       RESOURCES       MULTI-ASSET
         PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
        -------------------------------------------------------------------------------------------------------------------
        $   754,372     $    797,787     $    609,646     $   3,079,449     $   1,049,647     $    539,303     $  4,073,653
             70,306        1,459,904        6,115,742        44,948,751        63,266,968        3,314,738       20,265,945
                 --               --          (43,558)               --             2,560            1,145              (44)
                 --               --          414,564                --           (34,322)              --               --
           (419,896)       3,455,775       (1,580,975)       24,747,361        29,785,509          901,030       (4,163,250)
                 --              (19)         (17,987)               --              (860)            (512)              (6)
                 --               --          (16,205)               --           393,750               --               --
        -------------------------------------------------------------------------------------------------------------------
            404,782        5,713,447        5,481,227        72,775,561        94,463,252        4,755,704       20,176,298
        -------------------------------------------------------------------------------------------------------------------
                 --               --               --       (13,940,000)      (16,280,000)        (585,000)      (9,825,000)
         (1,210,000)      (1,745,000)        (810,000)       (1,545,000)         (935,000)        (340,000)      (5,330,000)
        -------------------------------------------------------------------------------------------------------------------
         (1,210,000)      (1,745,000)        (810,000)      (15,485,000)      (17,215,000)        (925,000)     (15,155,000)
        -------------------------------------------------------------------------------------------------------------------
            997,281        7,391,151       22,606,509       179,335,720       517,761,626       47,430,602       11,595,717
          1,210,000        1,745,000          810,000        15,485,000        17,215,000          925,000       15,155,000
         (4,004,707)     (11,647,598)     (33,661,510)     (193,366,398)     (400,770,612)     (35,798,476)     (49,395,962)
        -------------------------------------------------------------------------------------------------------------------
         (1,797,426)      (2,511,447)     (10,245,001)        1,454,322       134,206,014       12,557,126      (22,645,245)
        -------------------------------------------------------------------------------------------------------------------
         (2,602,644)       1,457,000       (5,573,774)       58,744,883       211,454,266       16,387,830      (17,623,947)
         12,774,185       32,008,273       53,609,463       307,857,444       356,218,039       28,941,371      168,242,808
        -------------------------------------------------------------------------------------------------------------------
        $10,171,541     $ 33,465,273     $ 48,035,689     $ 366,602,327     $ 567,672,305     $ 45,329,201     $150,618,861
        ===================================================================================================================

        $   816,095     $    857,047     $    969,165     $   3,059,640     $   1,034,306     $    525,994     $  4,119,739
        ===================================================================================================================
             80,381          574,026        1,828,894         8,416,003        19,407,178        2,907,359          874,874
            106,327          140,273           66,942           740,555           644,274           58,213        1,220,209
           (325,577)        (916,670)      (2,721,124)       (9,155,873)      (15,116,927)      (2,192,057)      (3,714,000)
        -------------------------------------------------------------------------------------------------------------------
           (138,869)        (202,371)        (825,288)              685         4,934,525          773,515       (1,618,917)
        ===================================================================================================================

          STRATEGIC
         MULTI-ASSET
          PORTFOLIO
        ------------
        $  1,208,923
           9,506,288
               8,710
                  --
          (2,438,293)
              (1,533)
                  --
        ------------
           8,284,095
        ------------
          (3,785,000)
          (1,800,000)
        ------------
          (5,585,000)
        ------------
           4,456,606
           5,585,000
         (19,022,327)
        ------------
          (8,980,721)
        ------------
          (6,281,626)
          64,025,860
        ------------
        $ 57,744,234
        ============
        $  1,252,720
        ============
             366,240
             490,773
          (1,560,019)
        ------------
            (703,006)
        ============

                                                           ---------------------

---------------------

ANCHOR SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION: Anchor Series Trust (the "Trust") was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 26, 1983. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Shares of the portfolios are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, Phoenix Mutual Life Insurance Company and Presidential Life Insurance Company (the "Life Companies"). Effective February 29, 1996, the Convertible Securities Portfolio changed its name to the Growth and Income Portfolio.

The investment objectives for each portfolio are as follows:

The Money Market Portfolio seeks current income consistent with stability of principal through investment in a diversified portfolio of money market instruments maturing in 397 days or less.

The Fixed Income Portfolio seeks a high level of current income consistent with preservation of capital and invests primarily in investment grade, fixed income securities.

The Government & Quality Bond Portfolio seeks relatively high current income, liquidity and security of principal.

The High Yield Portfolio seeks to produce high current income and secondarily seeks capital appreciation by investing in high-yielding, high-risk, income producing corporate bonds.

The Target '98 Portfolio seeks a predictable compounded investment return for the specified time period, consistent with preservation of capital, by investing primarily in zero coupon securities and current interest-bearing, investment grade debt obligations which are issued by the U.S. Government, its agencies and instrumentalities, and both domestic and foreign companies. These investments will generally mature no later than November 15, 1998. (Note 9)

The Growth and Income Portfolio seeks to provide high current income and long-term capital appreciation by investing primarily in securities that provide the potential for growth and offer income, such as dividend-paying stocks and securities convertible into common stock.

The Foreign Securities Portfolio seeks long-term capital appreciation through investment primarily in equity securities issued by foreign companies.

The Growth Portfolio seeks capital appreciation primarily through investments in growth equity securities.

The Capital Appreciation Portfolio seeks long-term capital appreciation by investing in growth equity securities which are widely diversified by industry and company.

The Natural Resources Portfolio seeks a total return through investment primarily in equity securities of U.S. or foreign companies which are expected to provide favorable returns in periods of rising inflation.

The Multi-Asset Portfolio seeks long-term total investment return consistent with moderate investment risk by investing in equity securities, convertible securities, investment grade fixed income securities and money market securities.

The Strategic Multi-Asset Portfolio seeks high long-term total investment return by investing in equity securities, aggressive growth equity securities, international equity securities, investment grade bonds, high-yield, high-risk bonds and money market instruments.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Bonds, debentures, and other long-term debt securities are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Except for the Money Market Portfolio, short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and ask prices. Discounts or premiums on short-term securities with 60 days or less to maturity are amortized to maturity. Discounts and premiums are determined based upon the cost of the securities to the Trust if acquired within 60 days of maturity or, if already held by the

---------------------

Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

  For the Money Market Portfolio, securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

REPURCHASE AGREEMENTS: The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least 102% of the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars.

  Market values of investment securities are translated into U.S. dollars at the prevailing rate of exchange on the valuation date.

  Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts ("forward contracts") are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or incurred.

  The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. The Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gain (loss) on other assets and liabilities and change in unrealized foreign exchange gain (loss) on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses realized between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends, discount and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the portfolio as unrealized gain or loss. Upon settlement date, the portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. A portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Trust is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a portfolio's exposure in these financial instruments. A portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Trust's activities in futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks. Pursuant to a contract the portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolios as unrealized appreciation or depreciation. When a contract is closed, the portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

SECURITIES TRANSACTIONS, DIVIDENDS, INVESTMENT INCOME AND EXPENSES: Securities transactions are accounted for as of the trade date. Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date. The Trust does not amortize premiums or accrete discounts on fixed income securities, other than short-term securities, except those original issue discounts for which amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost.

  Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

  Common expenses incurred by the Trust are allocated among the portfolios based upon relative net assets. In all other respects, expenses are charged to each portfolio as incurred on a specific identification basis.

  The Trust records dividends and distributions to its shareholders on the ex-dividend date.

                                                           ---------------------

  The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income/loss, net realized gain/loss, and net assets are not affected.

  For the year ended December 31, 1997, the reclassification arising from book/tax differences resulted in increases (decreases) to the components of net assets as follows:

                                                                               ACCUMULATED       ACCUMULATED
                                                                              UNDISTRIBUTED     UNDISTRIBUTED         PAID
                                                                              NET REALIZED      NET REALIZED           IN
                                                                               INCOME/LOSS        GAIN/LOSS          CAPITAL
                                                                              -------------------------------------------------
    Money Market Portfolio................................................      $  (1,523)       $     1,523       $         --
    Fixed Income Portfolio................................................         20,464            352,074           (372,538)
    Government & Quality Bond Portfolio...................................        235,493           (235,493)                --
    High Yield Portfolio..................................................        136,178          2,997,806         (3,133,984)
    Target '98 Portfolio..................................................             --                 --                 --
    Growth and Income Portfolio...........................................             --                 --                 --
    Foreign Securities Portfolio..........................................         67,041            (67,041)                --
    Growth Portfolio......................................................             --                 --                 --
    Capital Appreciation Portfolio........................................         (3,171)             3,171                 --
    Natural Resources Portfolio...........................................           (328)               328                 --
    Multi-Asset Portfolio.................................................         27,298            (27,298)                --
    Strategic Multi-Asset Portfolio.......................................         28,973            (28,973)                --

Reclassifications are primarily due to differing book and tax treatments for foreign currency transactions, market discount, paydowns, and expiring capital loss carryovers.

NOTE 3. JOINT REPURCHASE AGREEMENT ACCOUNT: The Trust along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1997, each participating portfolio had a percentage of an undivided interest in the repurchase agreement in the joint account in which it participates. The balance in the joint repo account at December 31, 1997 and the related repurchase agreement and collateral is as follows:

                                                                                                 PRINCIPAL
                                REPURCHASE AGREEMENT DESCRIPTION                                   AMOUNT
    ----------------------------------------------------------------------------------------    ------------
    Lehman Brothers, Inc. Repurchase Agreement
    6.57% dated 12/31/97 repurchase price $131,387,939
    due 1/2/98 collateralized by $215,525,000 U.S. Treasury
    Strip due 5/15/08, $27,136,000 U.S. Treasury Strip due 5/15/09 and
    $6,615,000 U.S. Treasury Strip due 2/15/00, approximate aggregate value $137,939,416....    $131,340,000
                                                                                                =============

                                                                                                          LEHMAN
                             % OF UNDIVIDED INTEREST OWNED BY EACH PORTFOLIO                             BROTHERS
    ----------------------------------------------------------------------------------------------------------------
    Money Market Portfolio............................................................................       0.4%
    Fixed Income Portfolio............................................................................       0.0%
    Government & Quality Bond Portfolio...............................................................       7.4%
    High Yield Portfolio..............................................................................       2.3%
    Target '98 Portfolio..............................................................................       0.3%
    Growth and Income Portfolio.......................................................................       0.2%
    Foreign Securities Portfolio......................................................................       0.6%
    Growth Portfolio..................................................................................      13.9%
    Capital Appreciation Portfolio....................................................................      65.5%
    Natural Resources Portfolio.......................................................................       2.1%
    Multi-Asset Portfolio.............................................................................       3.1%
    Strategic Multi-Asset Portfolio...................................................................       2.7%
    Other Affiliated Funds............................................................................       1.5%
                                                                                                         -------
                                                                                                          100.0%
                                                                                                         =======

NOTE 4. FEDERAL INCOME TAXES: It is each portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to shareholders. Therefore, no federal income tax provision is required. Each portfolio is considered a separate entity for tax purposes.

---------------------

  At December 31, 1997, the cost of investment securities for tax purposes, including short-term securities and aggregate gross unrealized gain (loss) for each portfolio were as follows:

                                         AGGREGATE       AGGREGATE
                                           GROSS           GROSS        UNREALIZED                       CAPITAL
                                         UNREALIZED     UNREALIZED     GAIN (LOSS)       COST OF          LOSS
                                            GAIN           LOSS            NET         INVESTMENTS      CARRYOVER     EXPIRATION
                                           ----------------------------------------------------------------------------------
     Money Market Portfolio..........   $         --    $        --    $         --    $ 70,134,514    $       632       2005
     Fixed Income Portfolio..........        535,215       (198,422)        240,304      17,774,985      1,598,757     1998-2002
     Government & Quality Bond
       Portfolio.....................      6,380,434       (507,636)      5,872,798     226,589,085             --        --*
     High Yield Portfolio............      1,372,651       (739,314)        633,336      40,114,963      9,486,051     1998-2003
     Target '98 Portfolio............        128,467             --         128,467       7,299,803        270,582     2002-2005
     Growth and Income Portfolio.....     11,834,695       (350,897)     11,483,798      32,200,652             --       --***
     Foreign Securities Portfolio....      4,378,859     (4,227,215)        151,644      35,796,754             --        --
     Growth Portfolio................    160,903,091     (5,923,299)    154,979,792     329,937,334             --        --
     Capital Appreciation
       Portfolio.....................    199,439,463    (24,906,525)    174,532,938     651,420,140             --       --**
     Natural Resources Portfolio.....      5,000,623     (6,025,626)     (1,025,003)     50,092,999             --       --**
     Multi-Asset Portfolio...........     31,540,440     (1,561,675)     29,978,765     115,253,142             --        --
     Strategic Multi-Asset
       Portfolio.....................      9,595,673     (1,993,902)      7,601,771      45,787,336             --       --**

The Fixed Income and High Yield portfolios utilized capital loss carryovers of $19,266 and $1,477,869, respectively, to partially offset the portfolios' net taxable gains realized and recognized in the year ended December 31, 1997. In addition $372,538 and $3,133,984, respectively, of prior year capital loss carryover for the Fixed Income and High Yield portfolios expired as of December 31, 1997.

 * Post 10/31 Capital Loss Deferrals: Government & Quality Bond $1,026,765 and Foreign Securities $1,610,370.

** Post 10/31 Foreign Exchange Loss Deferrals: Foreign Securities $58,271,
   Capital Appreciation $2,749, Natural Resources $16 and Strategic Multi-Asset $2,841.

NOTE 5. INVESTMENT MANAGEMENT AGREEMENTS: The Trust has entered into an Investment Advisory and Management Agreement (the "Management Agreement") with SunAmerica Asset Management Corp. ("SAAMCo") with respect to each portfolio. SAAMCo serves as manager for each of the portfolios. The Management Agreements provide that SAAMCo shall act as investment adviser to the Trust; manage the Trust's investments; administer its business affairs; furnish offices, necessary facilities and equipment; provide clerical, bookkeeping and administrative services; and permit any of its officers or employees to serve, without compensation, as trustees or officers of the Trust, if duly elected to such positions.

  The Trust pays SAAMCo a monthly fee calculated daily at the following annual percentages of each portfolio's average daily net assets:

                           AVERAGE DAILY      MANAGEMENT
       PORTFOLIO             NET ASSETS          FEE
--------------------------------------------------------
Money Market               $0-$150 million       .500%
                            > $150 million       .475%
                            > $250 million       .450%
                            > $500 million       .425%
Government & Quality
  Bond/                    $0-$200 million       .625%
Fixed Income                > $200 million       .575%
                            > $500 million       .500%
High Yield                 $0-$250 million       .700%
                            > $250 million       .575%
                            > $500 million       .500%
Target '98                 $0-$100 million       .625%
                            > $100 million       .570%
                            > $250 million       .525%
                            > $500 million       .500%
Growth and Income          $0-$100 million       .700%
                            > $100 million       .650%
                            > $250 million       .600%
                            > $500 million       .575%

                           AVERAGE DAILY      MANAGEMENT
       PORTFOLIO             NET ASSETS          FEE
--------------------------------------------------------
Foreign Securities         $0-$100 million       .900%
                            > $100 million       .825%
                            > $250 million       .750%
                            > $500 million       .700%
Growth                     $0-$250 million       .750%
                            > $250 million       .675%
                            > $500 million       .600%
Capital Appreciation       $0-$100 million       .750%
                            > $100 million       .675%
                            > $250 million       .625%
                            > $500 million       .600%
Natural Resources            >          $0       .750%
Strategic Multi-Asset/     $0-$200 million      1.000%
Multi-Asset                 > $200 million       .875%
                            > $500 million       .800%

                                                           ---------------------

  SAAMCO has entered into Subadvisory Agreements (the "Subadvisory Agreement") with Wellington Management Company ("WMC") to manage the investments of each portfolio.
  The portion of the investment advisory fees received by SAAMCo which are paid to WMC are as follows:

                           AVERAGE DAILY         WMC
       PORTFOLIO             NET ASSETS       ALLOCATION
--------------------------------------------------------
Money Market               $0-$500 million       .075%
                            > $500 million       .020%
Government & Quality
  Bond/                    $0-$ 50 million       .225%
Fixed Income                > $ 50 million       .125%
                            > $100 million       .100%
High Yield                 $0-$ 50 million       .300%
                            > $ 50 million       .225%
                            > $150 million       .175%
                            > $500 million       .150%
Target '98                 $0-$ 50 million       .225%
                            > $ 50 million       .150%
                            > $100 million       .100%
                            > $500 million       .050%
Growth/                    $0-$ 50 million       .325%
Growth and Income           > $ 50 million       .225%
                            > $150 million       .200%
                            > $500 million       .150%

                           AVERAGE DAILY         WMC
       PORTFOLIO             NET ASSETS       ALLOCATION
--------------------------------------------------------
Foreign Securities         $0-$ 50 million       .400%
                            > $ 50 million       .275%
                            > $150 million       .200%
                            > $500 million       .150%
Capital Appreciation       $0-$ 50 million       .375%
                            > $ 50 million       .275%
                            > $150 million       .200%
                            > $500 million       .150%
Natural Resources          $0-$ 50 million       .350%
                            > $ 50 million       .250%
                            > $150 million       .200%
                            > $500 million       .150%
Multi-Asset                $0-$ 50 million       .250%
                            > $ 50 million       .175%
                            > $150 million       .150%
Strategic Multi-Asset      $0-$ 50 million       .300%
                            > $ 50 million       .200%
                            > $150 million       .175%
                            > $500 million       .150%

  For the year ended December 31, 1997, SAAMCo received fees of $12,759,514 from the Trust, of which SAAMCo informed the Trust that $8,931,972 was retained and $3,827,542 was allocated to WMC.

NOTE 6. SECURITIES TRANSACTIONS: The portfolios had the following purchases and sales of long-term securities for the year ended December 31, 1997:

                                                MONEY                     GOVERNMENT &                                  GROWTH
                                               MARKET      FIXED INCOME   QUALITY BOND   HIGH YIELD     TARGET '98    AND INCOME
                                              PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                              ----------------------------------------------------------------------------------
    Purchases of portfolio securities
      (excluding U.S. government
      securities)..........................  $        --   $  6,278,268   $ 16,185,077   $39,239,457   $         --   $20,493,720
    Sales of portfolio securities
      (excluding U.S. government
      securities)..........................           --      4,895,117     54,770,142    45,192,672      1,129,743    19,195,055
    U.S. Government Securities excluded
      above were as follows:
    Purchases of U.S. government
      securities...........................           --      4,932,437    180,328,824            --             --            --
    Sales of U.S. government securities....           --     10,441,595    103,056,993            --      2,151,398            --

                                               FOREIGN                      CAPITAL        NATURAL                     STRATEGIC
                                             SECURITIES       GROWTH      APPRECIATION    RESOURCES    MULTI-ASSET    MULTI-ASSET
                                              PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                               -------------------------------------------------------------------------------
    Purchases of portfolio securities
      (excluding U.S. government
      securities)..........................  $33,638,246   $132,223,890   $484,332,732   $24,371,018   $ 46,658,591   $32,390,574
    Sales of portfolio securities
      (excluding U.S. government
      securities)..........................   41,276,573    132,612,631    370,121,871    12,810,603     81,746,353    43,833,718
    U.S. Government Securities excluded
      above were as follows:
    Purchases of U.S. government
      securities...........................           --             --             --            --     34,216,555            --
    Sales of U.S. government securities....           --             --             --            --     27,548,425       371,474

---------------------

NOTE 7. TRANSACTIONS WITH AFFILIATES: The Trust has executed purchases and sales of securities through Royal Alliance Associates, Inc., SunAmerica Securities, Inc., and Advantage Capital Corp., which are broker/dealers affiliated with SAAMCo. For the year ended December 31, 1997, the following portfolios of the Trust paid brokerage commissions to these affiliate companies:

                                                                                               AMOUNT
                                                                                               -------
              Growth Portfolio...............................................................  $   250
              Capital Appreciation Portfolio.................................................   20,400
              Strategic Multi-Asset Portfolio................................................      420

NOTE 8. TRUSTEES RETIREMENT PLAN: The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Trustee's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of December 31, 1997, the Trust had accrued $123,405 for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities and for the year ended December 31, 1997, expensed $37,305 for the Retirement Plan, which is included in Trustee fees and expenses on the Statement of Operations.

NOTE 9. SUBSEQUENT EVENTS: In January 1998, investors will be notified regarding the forthcoming maturity and liquidation of the Target '98 Portfolio. To facilitate an orderly liquidation, the shareholder will be requested to provide instructions for the reallocation of investments by November 15, 1998. Instructions not received by the aforementioned date will result in the reallocation of the investment into the Money Market Portfolio.

                                                           ---------------------

---------------------

ANCHOR SERIES TRUST
FINANCIAL HIGHLIGHTS*

----------------------------------------------------------------------------------------------------------------------------
                                              NET                         DIVIDENDS     DIVIDENDS
                                            REALIZED         TOTAL        DECLARED      FROM NET
              NET ASSET        NET        & UNREALIZED        FROM        FROM NET      REALIZED      NET ASSET
                VALUE        INVEST-      GAIN (LOSS)       INVEST-        INVEST-       GAIN ON        VALUE
  PERIOD      BEGINNING       MENT             ON             MENT          MENT         INVEST-       END OF        TOTAL
  ENDED       OF PERIOD      INCOME       INVESTMENTS      OPERATIONS      INCOME         MENTS        PERIOD       RETURN**
----------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio
12/31/93       $   1.00       $  0.02        $   --          $ 0.02        $  (0.02)     $     --      $   1.00        2.0%
12/31/94           1.00          0.04            --            0.04           (0.04)           --          1.00        3.8
12/31/95           1.00          0.05            --            0.05           (0.05)           --          1.00        5.6
12/31/96           1.00          0.05            --            0.05           (0.05)           --          1.00        5.0
12/31/97           1.00          0.05            --            0.05           (0.05)           --          1.00        5.1
Fixed Income Portfolio
12/31/93          14.31          0.95          0.19            1.14           (0.91)           --         14.54        8.0
12/31/94          14.54          0.89         (1.36)          (0.47)          (1.17)           --         12.90       (3.2)
12/31/95          12.90          0.90          1.52            2.42           (1.16)           --         14.16       19.2
12/31/96          14.16          0.93         (0.64)           0.29           (1.15)           --         13.30        2.4
12/31/97          13.30          0.91          0.30            1.21           (1.23)           --         13.28        9.4
Government & Quality Bond Portfolio
12/31/93          13.93          0.90          0.25            1.15           (0.86)           --         14.22        8.3
12/31/94          14.22          0.86         (1.30)          (0.44)          (0.73)        (0.19)        12.86       (3.1)
12/31/95          12.86          0.90          1.55            2.45           (1.08)           --         14.23       19.4
12/31/96          14.23          0.87         (0.50)           0.37           (0.90)        (0.03)        13.67        2.9
12/31/97          13.67          0.84          0.42            1.26           (0.92)        (0.05)        13.96        9.5
High Yield Portfolio
12/31/93           8.39          0.79          0.79            1.58           (0.54)           --          9.43       19.1
12/31/94           9.43          0.15         (0.56)          (0.41)          (1.15)           --          7.87       (4.5)
12/31/95           7.87          0.77          0.67            1.44           (0.98)           --          8.33       18.8
12/31/96           8.33          0.74          0.19            0.93           (0.88)           --          8.38       11.7
12/31/97           8.38          0.75          0.18            0.93           (0.93)           --          8.38       11.4
Target '98 Portfolio
12/31/93          13.57          0.82          0.71            1.53           (0.93)        (0.23)        13.94       11.2
12/31/94          13.94          0.83         (1.39)          (0.56)          (1.11)        (0.07)        12.20       (4.1)
12/31/95          12.20          0.86          0.88            1.74           (1.30)           --         12.64       14.6
12/31/96          12.64          0.81         (0.37)           0.44           (1.41)           --         11.67        3.7
12/31/97          11.67          0.78         (0.19)           0.59           (1.19)           --         11.07        5.2
Growth and Income Portfolio
12/31/93          12.49          0.61          2.11            2.72           (0.55)        (0.08)        14.58       22.0
12/31/94          14.58          0.66         (1.96)          (1.30)          (0.52)        (1.20)        11.56       (9.7)
12/31/95          11.56          0.61          1.29            1.90           (0.83)        (0.62)        12.01       16.6
12/31/96+         12.01          0.33          2.02            2.35           (0.77)           --         13.59       20.2
12/31/97          13.59          0.15          3.74            3.89           (0.34)           --         17.14       28.8

              NET                       RATIO OF NET
             ASSETS       RATIO OF       INVESTMENT
             END OF       EXPENSES         INCOME      PORTFOLIO        AVERAGE
  PERIOD     PERIOD      TO AVERAGE      TO AVERAGE     TURNOVER       COMMISSION
  ENDED     (000'S)      NET ASSETS      NET ASSETS       RATE         PER SHARE@
----------------------------------------------------------------------------------------------------------------------------
Money Mark
12/31/93    $ 99,309         0.6%             2.7%             %--     $   NA
12/31/94     126,004         0.6              3.8               --         NA
12/31/95      93,692         0.6              5.5               --         NA
12/31/96      74,001         0.6              4.9               --         NA
12/31/97      69,804         0.6              5.0               --         NA
Fixed Inco
12/31/93      41,116         0.8              6.3             45.9         NA
12/31/94      28,582         0.8              6.5             56.5         NA
12/31/95      27,975         0.8              6.5             76.7         NA
12/31/96      22,743         0.8              6.8             77.9         NA
12/31/97      18,315         0.9              6.9             58.0       .0500
Government
12/31/93     264,660         0.7              6.2             93.2         NA
12/31/94     232,530         0.7              6.4            117.6         NA
12/31/95     225,579         0.7              6.5            135.2         NA
12/31/96     221,603         0.7              6.3            106.7         NA
12/31/97     234,623         0.7              6.1             75.7         NA
High Yield
12/31/93      79,303         0.9              8.5            121.1         NA
12/31/94      48,057         0.9              9.0             97.9         NA
12/31/95      46,817         0.9              9.2             68.1         NA
12/31/96      45,687         0.9              8.8             58.0         NA
12/31/97      40,193         0.9              8.8            101.4       .0600
Target '98
12/31/93      20,500         0.9              5.7             20.8         NA
12/31/94      19,194         0.8              6.5              9.2         NA
12/31/95      12,774         0.9              6.7             38.6         NA
12/31/96      10,172         0.9              6.5               --         NA
12/31/97       7,412         1.0              6.8               --         NA
Growth and
12/31/93      41,555         0.9              4.4             86.2         NA
12/31/94      34,995         0.9              4.9             50.7         NA
12/31/95      32,008         0.9              5.2             88.8         NA
12/31/96+     33,465         0.9              2.5            108.5       .0477
12/31/97      44,417         0.8              1.0             49.4       .0522

---------------

* Selected data for a share of beneficial interest outstanding throughout each period (calculated based upon average shares outstanding)
** Does not reflect expenses that apply to the separate accounts of Anchor
   National Life Insurance Company, First SunAmerica Life Insurance Company, Phoenix Mutual Life Insurance Company and Presidential Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.
@ The average commission per share is derived by taking the commissions paid on equity securities trades and dividing by the number of shares purchased and sold. This information was not required to be disclosed prior to 1996.
+ Prior to March 1, 1996, the portfolio was invested primarily in convertible debt securities. After that date, the portfolio primarily invests in common stock.

---------------------

---------------------

ANCHOR SERIES TRUST
FINANCIAL HIGHLIGHTS* -- (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------
                                              NET                         DIVIDENDS     DIVIDENDS
                                            REALIZED         TOTAL        DECLARED      FROM NET
              NET ASSET        NET        & UNREALIZED        FROM        FROM NET      REALIZED      NET ASSET
                VALUE        INVEST-      GAIN (LOSS)       INVEST-        INVEST-       GAIN ON        VALUE
  PERIOD      BEGINNING       MENT             ON             MENT          MENT         INVEST-       END OF        TOTAL
  ENDED       OF PERIOD      INCOME       INVESTMENTS      OPERATIONS      INCOME         MENTS        PERIOD       RETURN**
----------------------------------------------------------------------------------------------------------------------------
                                                    Foreign Securities Portfolio
12/31/93       $   8.47      $   0.05        $ 2.50          $   2.55      $  (0.09)     $     --      $  10.93       30.2%
12/31/94          10.93          0.11         (0.46)            (0.35)        (0.03)           --         10.55       (3.2)
12/31/95          10.55          0.13          1.19              1.32         (0.05)        (0.01)        11.81       12.6
12/31/96          11.81          0.15          1.19              1.34         (0.21)           --         12.94       11.5
12/31/97          12.94          0.11         (0.14)            (0.03)        (0.31)        (1.20)        11.40       (1.0)
                                                          Growth Portfolio
12/31/93          21.67          0.05          1.60              1.65         (0.08)        (0.92)        22.32        7.8
12/31/94          22.32          0.05         (1.03)            (0.98)        (0.05)        (3.11)        18.18       (4.7)
12/31/95          18.18          0.11          4.62              4.73         (0.05)        (3.38)        19.48       26.3
12/31/96          19.48          0.20          4.57              4.77         (0.11)        (0.95)        23.19       25.0
12/31/97          23.19          0.16          6.76              6.92         (0.20)        (2.87)        27.04       30.4
                                                   Capital Appreciation Portfolio
12/31/93          17.75         (0.03)         3.73              3.70         (0.01)        (1.16)        20.28       21.1
12/31/94          20.28         (0.02)        (0.71)            (0.73)           --         (2.04)        17.51       (3.8)
12/31/95          17.51          0.06          6.00              6.06         (0.15)        (0.20)        23.22       34.6
12/31/96          23.22          0.06          5.73              5.79         (0.06)        (0.95)        28.00       25.1
12/31/97          28.00          0.02          7.05              7.07         (0.05)        (2.81)        32.21       25.4
                                                    Natural Resources Portfolio
12/31/93           9.93          0.15          3.42              3.57         (0.17)           --         13.33       36.2
12/31/94          13.33          0.23         (0.09)             0.14         (0.09)        (0.09)        13.29        1.0
12/31/95          13.29          0.18          2.15              2.33         (0.21)        (0.29)        15.12       17.5
12/31/96          15.12          0.22          1.89              2.11         (0.13)        (0.23)        16.87       14.1
12/31/97          16.87          0.20         (1.49)            (1.29)        (0.17)        (0.99)        14.42       (8.6)
                                                       Multi-Asset Portfolio
12/31/93          13.79          0.36          0.63              0.99         (0.44)        (0.46)        13.88        7.3
12/31/94          13.88          0.39         (0.60)            (0.21)        (0.47)        (1.49)        11.71       (1.7)
12/31/95          11.71          0.40          2.47              2.87         (0.49)        (1.05)        13.04       24.9
12/31/96          13.04          0.35          1.36              1.71         (0.49)        (0.91)        13.35       13.9
12/31/97          13.35          0.34          2.36              2.70         (0.43)        (2.10)        13.52       21.1
                                                  Strategic Multi-Asset Portfolio
12/31/93          12.45          0.21          1.68              1.89         (0.28)           --         14.06       15.3
12/31/94          14.06          0.24         (0.53)            (0.29)        (0.20)        (2.28)        11.29       (2.6)
12/31/95          11.29          0.32          2.18              2.50         (0.23)        (1.78)        11.78       22.8
12/31/96          11.78          0.25          1.41              1.66         (0.40)        (0.84)        12.20       14.8
12/31/97          12.20          0.23          1.48              1.71         (0.31)        (2.32)        11.28       14.3


              NET                       RATIO OF NET
             ASSETS       RATIO OF       INVESTMENT
             END OF       EXPENSES      INCOME (LOSS)  PORTFOLIO      AVERAGE
  PERIOD     PERIOD      TO AVERAGE      TO AVERAGE    TURNOVER      COMMISSION
  ENDED     (000'S)      NET ASSETS      NET ASSETS      RATE        PER SHARE@
---------------------------------------------------------------------------------
                        Foreign Securities Portfolio
12/31/93    $ 72,579         1.3%             0.5%        47.7%      $   NA
12/31/94      68,641         1.2              1.0         73.9           NA
12/31/95      53,609         1.2              1.2         33.0           NA
12/31/96      48,036         1.4              1.2         74.3         .0062
12/31/97      36,148         1.4              0.9         79.9         .0056
                               Growth Portfolio
12/31/93     311,050         0.9              0.2         66.3           NA
12/31/94     246,149         0.8              0.2         74.8           NA
12/31/95     307,857         0.9              0.6         92.1           NA
12/31/96     366,602         0.8              0.9         51.7         .0515
12/31/97     485,528         0.8              0.6         32.2         .0538
                        Capital Appreciation Portfolio
12/31/93     182,515         0.9             (0.2)       111.2           NA
12/31/94     229,544         0.8             (0.1)        64.0           NA
12/31/95     356,218         0.8              0.3         60.1           NA
12/31/96     567,672         0.8              0.2         69.2         .0517
12/31/97     814,311         0.7              0.1         60.1         .0548
                         Natural Resources Portfolio
12/31/93      18,255         1.1              1.3         34.5           NA
12/31/94      21,230         1.0              1.7         36.0           NA
12/31/95      28,941         1.0              1.3         32.0           NA
12/31/96      45,329         0.9              1.3         52.5         .0409
12/31/97      50,054         0.9              1.2         27.9         .0319
                            Multi-Asset Portfolio
12/31/93     208,900         1.1              2.6         48.2           NA
12/31/94     164,159         1.1              3.0         82.5           NA
12/31/95     168,243         1.1              3.2         85.9           NA
12/31/96     150,619         1.1              2.6         64.1         .0517
12/31/97     145,685         1.1              2.4         56.5         .0546
                        Strategic Multi-Asset Portfolio
12/31/93      76,466         1.3              1.2         73.9           NA
12/31/94      65,357         1.3              1.8         63.7           NA
12/31/95      64,026         1.3              2.7         36.9           NA
12/31/96      57,744         1.4              2.0         51.3         .0064
12/31/97      53,289         1.4              1.8         59.7         .0070

---------------

* Selected data for a share of beneficial interest outstanding throughout each period (calculated based upon average shares outstanding)
** Does not reflect expenses that apply to the separate accounts of Anchor
   National Life Insurance Company, First SunAmerica Life Insurance Company, Phoenix Mutual Life Insurance Company and Presidential Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.
@ The average commission per share is derived by taking the commissions paid on equity securities trades and dividing by the number of shares purchased and sold. This information was not required to be disclosed prior to 1996.

                                                           ---------------------

---------------------

ANCHOR SERIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF ANCHOR SERIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio, Fixed Income Portfolio, Government & Quality Bond Portfolio, High Yield Portfolio, Target '98 Portfolio, Growth and Income Portfolio, Foreign Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio, Natural Resources Portfolio, Multi-Asset Portfolio and Strategic Multi-Asset Portfolio (constituting the 12 portfolios of Anchor Series Trust, hereafter referred to as the "Trust") at December 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

As stated in Note 9 to the financial statements, Target '98 Portfolio was designed with the expectation that it will terminate on or about November 1998.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 13, 1998

---------------------

---------------------

ANCHOR SERIES TRUST
SHAREHOLDERS TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Anchor Series Trust is required to be provided to shareholders based upon each Portfolio's income and distributions for the taxable year ended December 31, 1997. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1997. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you under separate cover in January 1998.

During the year ended December 31, 1997 the Portfolios paid the following dividends per share along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations:

                                                                NET             NET              NET         QUALIFYING % FOR THE
                                                  TOTAL      INVESTMENT     SHORT-TERM        LONG-TERM         70% DIVIDENDS
                                                DIVIDENDS      INCOME      CAPITAL GAINS    CAPITAL GAINS     RECEIVED DEDUCTION
                                                ---------    ----------    -------------    -------------    --------------------
Money Market Portfolio.......................     $  --        $   --          $  --            $  --                   --%
Fixed Income Portfolio.......................      1.23          1.23             --               --                   --
Government & Quality Bond Portfolio..........      0.97          0.92           0.02             0.03                   --
High Yield Portfolio.........................      0.93          0.93             --               --                 2.66
Target '98 Portfolio.........................      1.19          1.19             --               --                   --
Growth and Income Portfolio..................      0.34          0.34             --               --                80.95
Foreign Securities Portfolio.................      1.51          0.31             --             1.20                   --
Growth Portfolio.............................      3.07          0.20           0.69             2.18                36.60
Capital Appreciation Portfolio...............      2.85          0.05           1.25             1.55                30.33
Natural Resources Portfolio..................      1.16          0.17           0.05             0.94                55.38
Multi-Asset Portfolio........................      2.53          0.43           0.14             1.96                29.44
Strategic Multi-Asset Portfolio..............      2.63          0.31           0.50             1.82                 7.92

                                                           ---------------------

---------------------

    COMPARISONS: PORTFOLIOS VS. STOCKS

              Wellington Management Company, LLP is pleased to provide the following investment comments regarding the twelve Anchor Series Trust portfolios for the fiscal year ended December 31, 1997. The accompanying graphs compare the performance of a $10,000 investment in each portfolio (except Money Market) to a $10,000 investment in a comparable securities index over the ten year period ended December 31, 1997. Importantly, such indices represent "paper" portfolios and do not reflect the costs and expenses of actual investing. To provide investors with additional perspective we have added comparative fund averages as compiled by Lipper Analytical Services. The Lipper averages referred to in the following pages represent all variable annuity underlying funds with similar objectives and are included in each portfolio's discussion when a comparable Lipper category exists. The Lipper returns shown include all fund expenses but exclude insurance company expenses associated with the variable annuities. We believe these averages may be helpful to shareholders in evaluating the Anchor Series Trust Portfolios, since an average of comparable funds is often a truer comparison than an unmanaged index of securities such as the S&P 500 or the Lehman Aggregate (which are not actively managed and are reported "gross" of all expenses and transaction costs).

              THE FOLLOWING GRAPHS AND TABLES SHOW THE PERFORMANCE OF THE PORTFOLIOS AT THE ANCHOR SERIES TRUST LEVEL AND INCLUDE ALL TRUST EXPENSES, BUT NO INSURANCE COMPANY EXPENSES ASSOCIATED WITH THE VARIABLE ANNUITY AND NO CONTINGENT DEFERRED SALES CHARGE. NO EXPENSES ARE DEDUCTED FROM THE PERFORMANCE OF THE INDEXES. ALL DIVIDENDS ARE ASSUMED TO BE REINVESTED.

              Investments in stocks and bonds are subject to risk, including stock market and interest-rate fluctuations. Investments in non-U.S. stocks are subject to additional risks, including political and social instability, differing securities regulations and accounting standards, and limited public information. High-yield bonds tend to be subject to greater price swings than higher-rated bonds and, of course, payment of interest and principal is not assured. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Money market instruments generally offer stability and income, but an investment in these securities, like investments in other portfolios, is not guaranteed by the U.S. government or any other entity. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

---------------------

              The Money Market Portfolio

              The Money Market Portfolio met its objectives of current income consistent with stability of principal in fiscal year 1997, providing a 5.07% return for the year and a constant NAV value of $1.00. Our outlook for short-term interest rates is that the Federal Reserve will remain on the sidelines through much of 1998. Slower U.S. economic growth, a strong U.S. dollar and falling inflation rates will likely eliminate the need for (and speculation about) Fed tightening. As a consequence of the economic landscape that we expect to unfold, the next Fed move will probably be to lower short-term interest rates rather than raise them. However, we would stress that the Federal Reserve will be a reluctant participant in any easing of monetary conditions due to tight U.S. labor markets -- so such a move will come later, rather than sooner.

---------------------

FIXED-INCOME PORTFOLIOS
Fixed Income Portfolio

                                                                    Lipper VA Corp.   Lehman Brothers
     Measurement Period          Fixed Income     Lehman Brothers   Dept BBB-Rated      Gov't/Corp.
    (Fiscal Year Covered)          Portfolio      Aggregate Index      Category            Index
                                    10000             10000             10000             10000
Dec-88                              10703             10788             10758             10757
Dec-89                              12081             12355             12043             12288
Dec-90                              13004             13460             12799             13307
Dec-91                              14985             15614             14950             15451
Dec-92                              15959             16770             16087             16620
Dec-93                              17228             18406             17968             18455
Dec-94                              16672             17868             17204             17809
Dec-95                              19869             21170             20665             21235
Dec-96                              20350             21939             21328             21852
Dec-97                              22268             24064             23463             23983

Fixed Income Portfolio
Average Annual Total Returns as of 12/31/97

 1-year                                 9.43%
 5-year                                 6.89%
10-year                                 8.33%

The Lehman Brothers Government/Corporate Index includes Treasury and agency securities, as well as corporate bonds and Yankee (U.S.- dollar denominated, non U.S. issuer) issues.
The Lehman Brothers Aggregate Index combines several Lehman Brothers Indexes which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities. The Lipper Variable Annuity
Corporate Debt BBB-Rated category includes funds which invest at least 65% of assets in corporate and government debt issues rated in the top four credit rating categories.


              THE FIXED INCOME PORTFOLIO returned 9.4% in 1997, in line (before expenses) with the Lehman Government Corporate Index which returned 9.8%, and slightly lagged the Lipper BBB category's average return of 10.0%. The major reason for the shortfall relative to the Lehman index was the portfolio's lower weight in U.S. Treasuries (35% for the portfolio versus 62% for the index) which was among the best performing fixed income sectors in 1997, propelled by foreign investors seeking a safe haven. Relative to the competitive group, the portfolio has an average S&P quality of AA- with only 17% of the portfolio in securities rated below investment grade or split rated (in part constrained by a 20% prospectus limit). We believe this is a lower weight in high yield bonds than is typical for other funds in this competitive group. As of December 31, 1997 the portfolio had an effective duration of
              5.5 years.

              The graph represents past performance, which is not indicative of future results.

                                                           ---------------------

Government and Quality Bond Portfolio

                                                  Lipper Variable   Lipper Variable
                                Government and    Annuity General    Annuity Corp.
     Measurement Period          Quality Bond       U.S. Gov't       Debt A-Rated     Lehman Brothers
    (Fiscal Year Covered)          Portfolio         Category          Category       Aggregate Index
                                    10000             10000             10000             10000
Dec-88                              10876             10553             10679             10788
Dec-89                              12575             11914             12023             12355
Dec-90                              13554             12846             12975             13460
Dec-91                              15898             14889             15138             15614
Dec-92                              16995             15914             16262             16770
Dec-93                              18401             17445             18018             18406
Dec-94                              17835             16739             17280             17868
Dec-95                              21298             19581             20541             21170
Dec-96                              21914             20093             21055             21939
Dec-97                              24003             21857             22983             24064



                          Government and Quality Bond Portfolio
                          Average Annual Total Returns as of 12/31/97
                          -------------------------------------------
                            1-year                          9.53%
                            5-year                          7.15%
                            10-year                         9.15%
                          -------------------------------------------


                       The Lehman Brothers Aggregate Index combines several Lehman Brothers Indexes which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities. The Lipper Variale Annuity General U.S. Government category includes funds which invest at least 65% of assets in U.S. government and agency issues. The Lipper Variable Annuity Corporate Debt A-Rated category includes funds which invest at least 65% of assets in corporate debt issues rated "A" or better, or government issues.


              THE GOVERNMENT AND QUALITY BOND PORTFOLIO returned 9.5% in 1997, outperforming the Lipper General U.S. Government average of 8.8% and in line with the Lehman Aggregate index which before any expenses returned 9.7%. Additive to returns in 1997 was the manager's decision to maintain a longer duration during a period of falling interest rates (when bond prices rise). The portfolio's commitment to Treasuries was also additive as was security selection in the Government Mortgage-backed securities sector. The average S&P quality of the portfolio exceeds AAA and the portfolio's effective duration as of December 31, 1997 was 5.6 years.

              The graph represents past performance, which is not indicative of future results.

---------------------

High Yield Portfolio

                                                                    Lehman Brothers   Lipper VA High
     Measurement Period           High Yield      Lehman Brothers     High Yield       Current Yield
    (Fiscal Year Covered)          Portfolio      Aggregate Index        Index           Category
                                    10000             10000             10000             10000
Dec-88                              11430             10788             11253             11300
Dec-89                              11105             12355             11347             11507
Dec-90                               9912             13460             10259             10819
Dec-91                              13188             15614             14997             14566
Dec-92                              15023             16770             17359             16910
Dec-93                              17889             18406             20329             20040
Dec-94                              17088             17868             20125             19428
Dec-95                              20297             21170             23984             23019
Dec-96                              22672             21939             26706             26135
Dec-97                              25252             24064             30116             29640

              -----------------------------------------------
                HIGH YIELD PORTFOLIO
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97
              -----------------------------------------------
                1-year                           11.38%
                5-year                           10.95%
                10-year                           9.71%
              -----------------------------------------------

              The Lehman Brothers High Yield Index covers the universe of fixed rate, publicly issued, noninvestment grade debt registered with the SEC. All bonds included in the Index must be U.S. dollar-denominated and non-convertible. The Lehman Brothers Aggregate Index covers the U.S. investment grade fixed rate bond market, including the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities. The Lipper Variable Annuity High Current Yield category includes funds which aim at high (relative) current yield from fixed income securities. There are no quality or maturity restrictions, though these funds tend to invest in lower grade debt issues.

              THE HIGH YIELD PORTFOLIO returned 11.4% in 1997, ahead of the Lehman Aggregate return of 9.7%, in line (before expenses) with the Lehman High Yield return of 12.8%, and behind the Lipper High Yield average of 13.4%. The High Yield Portfolio maintains substantial liquidity through its ownership of larger, more seasoned securities. This is necessary in order to meet shareholder redemptions and subscriptions which have historically run at a high rate in this portfolio. There are times when this high liquidity orientation benefits the portfolio competitively, and there are times such as 1997 when the newer less-liquid issues outperform. This was one cause of underperformance versus the Lipper average in 1997. Also impacting returns was the portfolio's avoidance of communications-related issues which were among the best performing securities. The portfolio avoided this area as many of these issuers are effectively start-up companies with little or no cash flow to date and in management's view have been buoyed by takeover announcements and expectations. The High Yield Portfolio has an average S&P quality of B and an effective duration of 4.0 years.

              The graph represents past performance, which is not indicative of future results.

                                                           ---------------------

Target '98 Portfolio

  Measurement Period                                      Lehman Brothers
(Fiscal Year Covered)        Target '98 Portfolio         Aggregate Index
                                      10000                     10000
Dec-88                                10794                     10454
Dec-89                                12656                     11973
Dec-90                                12875                     13043
Dec-91                                15301                     15131
Dec-92                                16396                     16251
Dec-93                                18238                     17835
Dec-94                                17493                     17315
Dec-95                                20040                     20514
Dec-96                                20788                     21260
Dec-97                                21863                     23319


Target '98 Portfolio
Average Annual Total Returns as of 12/31/97


1-year                                        5.17%
5-year                                        5.92%
Since Inception (5/2/88)                      8.43%

The Lehman Brothers Aggregate Index combines several
Lehman Brothers Indexes which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities.


              THE TARGET '98 PORTFOLIO returned 5.2% in 1997, consistent with its short-term orientation as it is due to mature on November 15, 1998. The Lehman Aggregate, a bond index of much longer maturity and duration, returned 9.7%.

              The graph represents past performance, which is not indicative of future results.

---------------------

BALANCED PORTFOLIOS
Multi-Asset Portfolio

                                                                                         Lipper VA
     Measurement Period           Multi-Asset         S&P 500       Lehman Brothers      Flexible
    (Fiscal Year Covered)          Portfolio      Composite Index   Aggregate Index      Category
                                    10000             10000             10000             10000
Dec-88                              10960             11661             10788             11023
Dec-89                              13118             15355             12355             13306
Dec-90                              13330             14878             13460             13446
Dec-91                              16967             19411             15614             16867
Dec-92                              18361             20890             16770             18133
Dec-93                              19703             22996             18406             20317
Dec-94                              19371             23300             17868             19920
Dec-95                              24202             32055             21170             24799
Dec-96                              27560             39415             21939             28260
Dec-97                              33381             52566             24064             33607

-------------------------------------------------
  MULTI-ASSET PORTFOLIO
  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97
-------------------------------------------------
  1-year                           21.12%
  5-year                           12.70%
  10-year                          12.81%
-------------------------------------------------

              The S&P 500 Composite Index tracks the performance of 500 large company stocks which are designed to represent price movements in the U.S. equity market. Companies are chosen for market size and liquidity so that, in aggregate, they represent a broad distribution across industry groups. The index includes both foreign and domestic stocks traded publicly in the U.S. Because it is market weighted, the index will reflect changes in larger companies more heavily than those in smaller companies. The Lehman Brothers Aggregate Index combines several Lehman Brothers Indexes which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities. The Lipper VA Flexible category includes funds which allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

              THE MULTI-ASSET PORTFOLIO returned 21.1% in 1997, ahead of the Lipper Flexible average which returned 18.9%. With roughly 60% of the portfolio's assets invested in core U.S. large cap equities, and 40% in high quality U.S. bonds, the portfolio's returns were, not surprisingly, between those of the S&P 500 and the Lehman Aggregate. All components of the investment decision making process were positive in 1997: (1) the strategic focus of 60% large-cap core equities and 40% high quality bonds was additive as large cap stocks outperformed small cap stocks, U.S. stocks outperformed foreign stocks, and U.S. Treasuries were among the best investment-grade fixed income investments; (2) the small tactical asset allocation calls made during the year were additive, allowing us to take profits in U.S. equities opportunely and then get back in after the market corrections in the second half of the year; (3) the U.S. equity component provided a 30.2% gross return through strong stock selection; (4) the fixed income component modestly outperformed the Lehman Aggregate. As of December 31, 1997 the portfolio was 61% invested in equity-oriented securities and 39% in fixed income and cash equivalents. There are no investment strategy changes anticipated at this time as we believe the structure described above will continue to serve shareholders well.

              The graph represents past performance, which is not indicative of future results.

                                                           ---------------------

Strategic Multi-Asset Portfolio

                                   Strategic                                             Lipper VA
     Measurement Period          Multi- Asset         S&P 500       Lehman Brothers   Global Flexible
    (Fiscal Year Covered)          Portfolio      Composite Index   Aggregate Index      Category
                                    10000             10000             10000             10000
Dec-88                              11491             11661             10788             11153
Dec-89                              13766             15355             12355             13326
Dec-90                              12724             14878             13460             12730
Dec-91                              15801             19411             15614             15846
Dec-92                              16423             20890             16770             16962
Dec-93                              18937             22996             18406             20822
Dec-94                              18447             23300             17868             20245
Dec-95                              22648             32055             21170             24223
Dec-96                              26002             39415             21939             28064
Dec-97                              29727             52566             24064             31306

-------------------------------------------
STRATEGIC MULTI-ASSET PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97
-------------------------------------------
  1-year                           14.32%
  5-year                           12.60%
 10-year                           11.51%
-------------------------------------------
The S&P 500 Composite Index tracks the performance of 500 large company stocks which are designed to represent price movements in the U.S. equity market. Companies are chosen for market size and liquidity so that, in aggregate, they represent a broad distribution across industry groups. The index includes both foreign and domestic stocks traded publicly in the U.S. Because it is market weighted, the index will reflect changes in larger companies more heavily than those in smaller companies. The Lehman Brothers Aggregate Index combines several Lehman Brothers Indexes which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities. The Lipper Variable Annuity Global Flexible category includes funds which allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, with a focus on total return. At least 25% of its portfolio is invested in securities traded outside of the U.S., including shares of gold mines, gold-oriented mining finance houses, gold coins, or bullion.

              THE STRATEGIC MULTI-ASSET PORTFOLIO returned 14.3% in 1997, materially ahead of the 11.6% return for its Lipper competitive category, Global Flexible average. As with Multi-Asset, this return was between that of the S&P 500 and the Lehman Aggregate. A key contributor to the outperformance relative to the competitive group was the 30+% gross performance of the U.S. core equity and capital appreciation components. The fixed income component of the portfolio also outperformed the Lehman Aggregate Index. As of December 31, 1997 the portfolio was invested with 72% in equities and 28% in fixed income and cash equivalents. International equity-oriented securities represented 34% of the portfolio.

              The graph represents past performance, which is not indicative of future results.

---------------------

EQUITY PORTFOLIOS
Growth and Income Portfolio

         Measurement Period            Growth and Income    S&P 500 Composite    Lipper VA Growth &
       (Fiscal Year Covered)               Portfolio              Index           Income Category
                                            10000                10000                10000
Dec-88                                      11448                11661                11576
Dec-89                                      13132                15355                14286
Dec-90                                      12627                14878                13844
Dec-91                                      16012                19411                17728
Dec-92                                      19230                20890                19306
Dec-93                                      23465                22996                21659
Dec-94                                      21196                23300                21518
Dec-95                                      24713                32055                28381
Dec-96                                      29692                39415                34308
Dec-97                                      38232                52566                43643

              ----------------------------------------------
                THE GROWTH AND INCOME PORTFOLIO
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97
              ----------------------------------------------
                1-year                      28.76%
                5-year                      14.73%
                10-year                     14.35%
              ----------------------------------------------

              The S&P 500 Composite Index tracks the performance of 500 large company stocks which are designed to represent price movements in the U.S. equity market. Companies are chosen for market size and liquidity so that, in aggregate, they represent a broad distribution across industry groups. The index includes both foreign and domestic stocks traded publicly in the U.S. Because it is market weighted, the index will reflect changes in larger companies more heavily than those in smaller companies. The Lipper Variable Annuity Growth and Income category includes funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends.


              THE GROWTH AND INCOME PORTFOLIO returned 28.8% in 1997 ahead of the Lipper Growth and Income category, which returned 27.2%. Both the Lipper category and the portfolio lagged the S&P 500, which returned 33.4% for the year. Contributing to the outperformance relative to Lipper was security selection, as well as the portfolio's focus on U.S. large-cap, core (neither growth nor value) investments. Income is provided through a small commitment to convertible securities as well as a focus on dividend-paying stocks. Prior to 1996, this portfolio was the Convertible Securities Portfolio.

              The graph represents past performance, which is not indicative of future results.

                                                           ---------------------

Foreign Securities Portfolio

                                                             MSCI All Country        Lipper VA
         Measurement Period            Foreign Securities     Free (ex U.S.)     International Fund
       (Fiscal Year Covered)               Portfolio              Index               Category
                                            10000                10000                10000
Dec-88                                      12199                12790                11531
Dec-89                                      15747                14329                14810
Dec-90                                      13739                11071                13339
Dec-91                                      13704                12616                14861
Dec-92                                      11910                11232                13865
Dec-93                                      15509                15152                18505
Dec-94                                      15007                16157                18584
Dec-95                                      16896                17763                20850
Dec-96                                      18831                18949                23900
Dec-97                                      18638                19336                25135

              ----------------------------------------------
                FOREIGN SECURITIES PORTFOLIO
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97
              ----------------------------------------------
                1-year                      -1.03%
                5-year                       9.37%
                10-year                      6.42%
              ----------------------------------------------

              The MSCI All Country Free (ex-U.S.) Index includes performance of 2,124 securities listed in 45 countries, which includes the countries contained in the MSCI EAFE Index, as well as North American countries (excluding the U.S.) and other emerging markets worldwide. The index covers approximately the top 60% of market capitalization for each of the countries included within the index. The Lipper Variable Annuity International and Lipper Mutual Fund International categories include funds which invest assets in securities whose primary trading markets are outside of the U.S.


              THE FOREIGN SECURITIES PORTFOLIO declined -1.0% in 1997 compared to a 2.0% return for the Morgan Stanley All Country Free (ex U.S.) Index and a 5.2% return for the Lipper competitive group. We view this level of underperformance as disappointing and uncharacteristic of the management team involved in managing this portfolio since 1994. A calendar year review shows that since Wellington Management changed the portfolio manager in mid-1994, our objective of outperforming the MSCI benchmark by 250-300 basis points annually has been achieved in 1995 and 1996. Contributing to the portfolio's underperformance in 1997 was the fact that the portfolio had too much invested in Asia -- Japan in particular -- and drifted towards the mid-cap range in terms of market capitalization during the year. In hindsight, this strategy was poorly executed. During the fourth quarter of 1997, portfolio manager Trond Skramstad, Director of International Equity Investments at Wellington Management, and back-up portfolio manager Andy Offit have begun to reposition the portfolio utilizing the Global Equity Strategy Group as a source of investment recommendations. They have focused on the key areas contributing to last year's underperformance, namely the Japan allocation and the market capitalization distribution of the portfolio, and these areas are now undergoing significant restructuring. These investment decisions are based on the view that the escalating turmoil in Asia will result in a significant slowdown in global growth. Given this outlook, we believe that larger and stronger companies are likely to do relatively better in this environment and thus we are adding to holdings in larger capitalization stocks. As of December 31, 1997, 66% of the portfolio was invested in Europe, 16% in Japan, 6% in the remaining developed markets of Asia, 7% in emerging markets, 2% in Canada, and 3% in cash and cash equivalents.

              The graph represents past performance, which is not indicative of future results.

---------------------

Growth Portfolio

         Measurement Period                                 S&P 500 Composite     Lipper VA Growth
       (Fiscal Year Covered)            Growth Portfolio          Index               Category
                                            10000                10000                10000
Dec-88                                      11277                11661                11429
Dec-89                                      14670                15355                14727
Dec-90                                      14439                14878                14016
Dec-91                                      20333                19411                19192
Dec-92                                      21437                20890                20755
Dec-93                                      23099                22996                23238
Dec-94                                      22008                23300                23041
Dec-95                                      27801                32055                30509
Dec-96                                      34765                39415                36738
Dec-97                                      45335                52566                46055

----------------------------------------------
THE GROWTH PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97
----------------------------------------------
  1-year                                30.41%
  5-year                                16.16%
  10-year                               16.32%
----------------------------------------------

The S&P 500 Composite Index tracks the performance of 500 large company stocks which are designed to represent price movements in the U.S. equity market. Companies are chosen for market size and liquidity so that, in aggregate, they represent a broad distribution across industry groups. The index includes both foreign and domestic stocks traded publicly in the U.S. Because it is market weighted, the index will reflect changes in larger companies more heavily than those in smaller companies. The Lipper Variable Annuity Growth category includes funds which normally invest in companies whose long term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

              THE GROWTH PORTFOLIO returned 30.4% in 1997, well ahead of the Lipper Growth category's average return of 25.4%. Both the Lipper group and the portfolio lagged the 33.4% return of the S&P 500. The portfolio was generally helped by positions in financial services, major pharmaceuticals, energy services and retail. The portfolio's approach of generally 80% in large capitalization stocks and 20% in mid cap stocks was also additive to returns relative to the Lipper group, but probably accounts for some of the shortfall relative to the S&P 500 which is exclusively large cap in nature. We continue to believe that this core, all-market approach, combined with the team of specialist managers, will serve shareholders well in the future.

              The graph represents past performance, which is not indicative of future results.

                                                           ---------------------

Capital Appreciation Portfolio

                                            Capital                              Lipper VA Capital
         Measurement Period               Appreciation      S&P 500 Composite       Appreciation
       (Fiscal Year Covered)               Portfolio              Index               Category
                                            10000                10000                10000
Dec-88                                      12133                11661                11389
Dec-89                                      15144                15355                14508
Dec-90                                      12694                14878                13634
Dec-91                                      19820                19411                19801
Dec-92                                      24962                20890                21842
Dec-93                                      30221                22996                25179
Dec-94                                      29072                23300                24814
Dec-95                                      39121                32055                32946
Dec-96                                      48954                39415                38511
Dec-97                                      61404                52566                46771

----------------------------------------------
CAPITAL APPRECIATION PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97
----------------------------------------------
  1-year                                25.43%
  5-year                                19.72%
  10-year                               19.90%
----------------------------------------------

The S&P 500 Composite Index tracks the performance of 500 large company stocks which are designed to represent price movements in the U.S. equity market. Companies are chosen for market size and liquidity so that, in aggregate, they represent a broad distribution across industry groups. The index includes both foreign and domestic stocks traded publicly in the U.S. Because it is market weighted, the index will reflect changes in larger companies more heavily than those in smaller companies. The Lipper Variable Annuity Capital Appreciation category includes funds which aim at maximum capital appreciation.

              THE CAPITAL APPRECIATION PORTFOLIO returned 25.4%, well ahead of the 21.4% return of the Lipper Capital Appreciation category. Both the Lipper category and the portfolio underperformed large-cap stocks as measured by the S&P 500's return of 33.4%. Performance was aided by positive stock selection. During the latter part of the year, as concerns about the Asian contagion increased, management adopted a more conservative investment strategy. This more defensive posture is characterized by an attempt to reduce the direct exposure of the portfolio to Asian operations. And as a result we have reduced the portfolio's weighting in technology while finding values in companies which possess greater stability in their business profile, less exposure to the economic cycle and greater activity in Europe.

              The graph represents past performance, which is not indicative of future results.

---------------------

Natural Resources Portfolio

         Measurement Period            Natural Resources    S&P 500 Composite    Lipper VA Natural
       (Fiscal Year Covered)               Portfolio              Index          Resources Category
                                            10000                10000                10000
Dec-88                                      11172                11661                 8330
Dec-89                                      13219                15355                10377
Dec-90                                      11233                14878                 9068
Dec-91                                      11780                19411                 9271
Dec-92                                      12077                20890                 9152
Dec-93                                      16442                22996                12494
Dec-94                                      16607                23300                12159
Dec-95                                      19507                32055                13684
Dec-96                                      22260                39415                16667
Dec-97                                      20348                52566                15337

----------------------------------------------
NATURAL RESOURCES PORTFOLIO
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/97
----------------------------------------------
  1-year                                -8.59%
  5-year                                11.00%
  Since Inception (1/4/88)               7.36%
----------------------------------------------

The S&P 500 Composite Index tracks the performance of 500 large company stocks which are designed to represent price movements in the U.S. equity market. Companies are chosen for market size and liquidity so that, in aggregate, they represent a broad distribution across industry groups. The index includes both foreign and domestic stocks traded publicly in the U.S. Because it is market weighted, the index will reflect changes in larger companies more heavily than those in smaller companies. The Lipper Variable Annuity Natural Resources category includes funds which invest more than 65% of its equity commitment in natural resource stocks.

              THE NATURAL RESOURCES PORTFOLIO returned -8.6% in 1997, slightly behind the Lipper Natural Resources average return of -8.0%. Both underperformed the more broadly diversified S&P 500 Index return of 33.4%. The Natural Resources Portfolio has a prospectus requirement to hold at least 25% of the portfolio's assets in gold related securities. The S&P 500 Gold sector declined -34.3% in 1997, followed closely by the S&P 500 Metals Mining sector which declined -32.8%. Likewise, Paper and Forest Products and Energy also underperformed the broad S&P 500 Index, which contributed to the negative performance for the portfolio, and the underperformance relative to the S&P 500. Relative to the competitive group, our best estimate is that this portfolio had a lower investment in energy service companies than the competitive group in 1997. Energy-services-related securities overall significantly outperformed energy-sources-related securities during the past year. While negative returns are always disappointing, shareholders who have participated in this portfolio over the past five years have earned an annualized return of 11%. Perhaps more importantly, we believe the currently low commodity prices that impacted the portfolio's returns are artificially low and cannot stay at this level longer term. For investors with a long-term investment horizon (3-5 years) we see this as a buying opportunity.

              The graph represents past performance, which is not indicative of future results.

                                                           ---------------------

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

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